                                    [GRAPHIC]


--------------------------------------------------------------------------------


       The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.



       Administration
       Shares

       Investment Portfolios
       offered by
       BlackRock Provident
       Institutional Funds

       Prospectus

       January 31, 2003

       [LOGO] BLACKROCK
       PROVIDENT INSTITUTIONAL FUNDS

Table of Contents

================================================================================


                                                                Page
                                                                ----
           Introduction........................................   1

           Risk/Return Summary.................................   2

               Investment Goals................................   2

               Principal Investment Policies...................   3

               Principal Risks of Investing....................   5

               Performance Information.........................   7

           Fees and Expenses...................................  18

           More Information on Strategies, Investments and Risk  24

           Management of the Funds.............................  31

           Shareholder Information.............................  32

               Price of Fund Shares............................  32

               Purchase of Shares..............................  32

               Redemption of Shares............................  33

               Administration Shareholder Services Plan........  35

               Dividends and Distributions.....................  35

               Federal Taxes...................................  35

               State and Local Taxes...........................  36

           Financial Highlights................................  37

Introduction

================================================================================

W elcome to the BlackRock Provident Institutional Funds Prospectus for Administration Shares.

The Prospectus has been written to provide you with information you need to make an informed decision about whether to invest in Administration Shares of the BlackRock Provident Institutional Funds (the "Trust").

This Prospectus contains information about the Administration Shares of all ten of the Trust's portfolios (each a "Fund" and collectively the "Funds").

Administration Shares are sold to institutions that have entered into servicing agreements with the Trust in connection with their investments.

The Funds are offered to banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Risk/Return Summary

================================================================================

Investment Goals:
Each Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per share.

Fund                  Investment Goal
----                  ---------------
TempFund              Each Fund seeks as high a level of current income as is consistent
TempCash              with liquidity and stability of principal.
FedFund
T-Fund
Federal Trust Fund
Treasury Trust Fund
------------------------------------------------------------------------------------------
MuniFund              Each Fund seeks as high a level of current income exempt from
MuniCash              federal income tax as is consistent with liquidity and stability of principal.
------------------------------------------------------------------------------------------
California Money Fund The Fund seeks as high a level of current income that is exempt from federal income tax and, to the extent possible, from California
                      State personal income tax as is consistent with liquidity and stability of principal.
------------------------------------------------------------------------------------------
New York Money Fund   The Fund seeks as high a level of current income that is exempt from federal income tax and, to the extent possible, from New York
                      State and New York City personal income taxes as is consistent with liquidity and stability of principal.

Except for MuniFund and MuniCash, the investment goal of each Fund may be changed by the Trust's Board of Trustees without shareholder approval.

Principal Investment Policies:
Each Fund invests in a portfolio of securities maturing in 397 days or less and will have a dollar-weighted average maturity of 90 days or less.

TempFund
TempFund invests in a broad range of U.S. dollar-denominated money market instruments, including government, bank, and commercial obligations and repurchase agreements secured by such obligations.

TempCash
TempCash invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements secured by such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements secured by such obligations.

FedFund
Under normal circumstances, FedFund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations.

T-Fund
Under normal circumstances, T-Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements secured by direct Treasury obligations.

Federal Trust Fund
Under normal circumstances, Federal Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state income tax.

Treasury Trust Fund
Under normal circumstances, Treasury Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, such as Treasury bills, notes and trust receipts. Because the Fund invests exclusively in direct U.S.Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities.

MuniFund
Under normal circumstances, MuniFund invests: (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts (collectively, "Municipal Obligations"), the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest, however, may be subject to federal alternative minimum tax.

MuniCash
Under normal circumstances, MuniCash invests: (i) at least 80% of its net assets, plus the amount of any borrowings, in a broad range of short-term Municipal Obligations, the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest, however, may be subject to federal alternative minimum tax.

California Money Fund
The California Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in California Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from the interest on Municipal Obligations that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular federal and California State personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

New York Money Fund
The New York Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in New York Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:

All Funds
Although each Fund invests in money market instruments which the investment adviser, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Each Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The following Funds are also subject to additional principal risks:

TempCash
Because of its concentration in the financial services industry, TempCash will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. In addition, securities issued by foreign entities, including foreign banks and corporations may involve additional risks. Examples of these risks are the lack of available public information about the foreign issuer, and international economic or political developments which could affect the payment of principal and interest when due.

FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund
Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Funds.

Federal Trust Fund and Treasury Trust Fund may not enter into repurchase transactions. As a result, they may from time to time engage in portfolio trading for liquidity purposes. In selling securities prior to maturity, the Funds may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have decreased or increased since their acquisition. In addition, shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisers whether such interest income, when distributed by the Funds, will be considered by the state to have retained exempt status, and whether the Funds' capital gain and other income, if any, when distributed will be subject to the state's income tax.

MuniCash
Although MuniCash intends to invest its assets in tax-exempt obligations, the Fund is permitted to invest in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

California Money Fund and New York Money Fund
Each Fund is non-diversified. This means that each Fund may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. The California Money and New York Money Funds also concentrate their investments in California Municipal Obligations and New York Municipal Obligations, respectively. Accordingly, each Fund may experience greater fluctuations in NAV and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than California Municipal Obligations or New York Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax or New York State and New York City personal income taxes, respectively.

Performance Information

================================================================================

The Administration Shares of the Funds do not have a full calendar year of performance history, or have not yet commenced operations, as of the date of this Prospectus; as a result, the Bar Charts below indicate the risks of investing in Dollar Shares of each Fund (Institutional Shares for the New York Money Fund) by showing how the performance of such Shares of each Fund has varied from year to year; and by showing the average annual return for such Shares of each Fund. The Tables show the average annual return for the one, five and ten year periods for the Dollar Shares of each Fund (Institutional Shares for the New York Money Fund). The Bar Charts and the Tables assume reinvestment of dividends and distributions. The past performance of each Fund does not necessarily indicate how it will perform in the future.

                           [CHART]

TempFund Dollar Shares/1/

     Net Annualized
        Returns
     --------------
1993      2.87%
1994      3.94%
1995      5.74%
1996      5.17%
1997      5.35%
1998      5.27%
1999      4.90%
2000      6.19%
2001      3.87%
2002      1.48%

January, 1993 - December, 2002


                           Best Quarter Worst Quarter
                              1.58%         0.32%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                        1 Year 5 Years 10 Years

TempFund Dollar Shares/1/                               1.48%   4.33%   4.47%

                                                              7-Day Yield
                                                        As of December 31, 2002

TempFund Dollar Shares/1/                                       1.08%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund do not have a full calendar year of performance history as of the date of this Prospectus, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           [CHART]

TempCash Dollar Shares/1/

     Net Annualized
        Returns
     --------------
1993      2.90%
1994      4.05%
1995      5.77%
1996      5.19%
1997      5.37%
1998      5.30%
1999      4.88%
2000      6.23%
2001      3.93%
2002      1.55%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.60%         0.33%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                          1 Year 5 Years 10 Years

TempCash Dollar Shares/1/ 1.55%   4.36%   4.51%

                                7-Day Yield
                          As of December 31, 2002

TempCash Dollar Shares/1/          1.12%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           [CHART]

FedFund Dollar Shares/1/

     Net Annualized
        Returns
     --------------
1993      2.86%
1994      3.97%
1995      5.67%
1996      5.09%
1997      5.22%
1998      5.13%
1999      4.76%
2000      6.03%
2001      3.81%
2002      1.45%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                         1 Year 5 Years 10 Years

FedFund Dollar Shares/1/                 1.45%   4.22%   4.39%

                                               7-Day Yield
                                         As of December 31, 2002

FedFund Dollar Shares/1/                          1.02%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           [CHART]

T-Fund Dollar Shares/1/

     Net Annualized
        Returns
     --------------
1993      2.82%
1994      3.66%
1995      5.61%
1996      5.08%
1997      5.19%
1998      5.09%
1999      4.64%
2000      5.90%
2001      3.64%
2002      1.41%

January, 1993 - December, 2002


                           Best Quarter Worst Quarter
                              1.54%         0.28%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                        1 Year 5 Years 10 Years

T-Fund Dollar Shares/1/ 1.41%   4.12%   4.31%

                              7-Day Yield
                        As of December 31, 2002

T-Fund Dollar Shares/1/          0.94%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund do not have a full calendar year of performance history as of the date of this Prospectus, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           [CHART]

Federal Trust Fund Dollar Shares/1/

      Net Annualized
         Returns
      --------------
1993       2.81%
1994       3.99%
1995       5.58%
1996       5.01%
1997       5.13%
1998       5.07%
1999       4.73%
2000       6.02%
2001       3.77%
2002       1.44%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                    1 Year 5 Years 10 Years

Federal Trust Fund Dollar Shares/1/ 1.44%   4.19%   4.35%

                                          7-Day Yield
                                    As of December 31, 2002

Federal Trust Fund Dollar Shares/1/          0.99%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           [CHART]

Treasury Trust Fund Dollar Shares/1/

     Net Annualized
        Returns
     --------------
1993      2.71%
1994      3.73%
1995      5.41%
1996      4.87%
1997      4.94%
1998      4.74%
1999      4.36%
2000      5.61%
2001      3.56%
2002      1.32%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.46%         0.27%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                     1 Year 5 Years 10 Years

Treasury Trust Fund Dollar Shares/1/ 1.32%   3.90%   4.11%

                                           7-Day Yield
                                     As of December 31, 2002

Treasury Trust Fund Dollar Shares/1/          0.87%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund do not have a full calendar year of performance history as of the date of this Prospectus, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           [CHART]

MuniFund Dollar Shares/1/

     Net Annualized
        Returns
     --------------
1993      1.96%
1994      2.36%
1995      3.43%
1996      3.02%
1997      3.20%
1998      3.03%
1999      2.85%
2000      3.70%
2001      2.39%
2002      1.10%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              0.98%         0.27%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                   1 Year 5 Years 10 Years

MuniFund Dollar Shares/1/                          1.10%   2.61%   2.71%

                                                         7-Day Yield
                                                   As of December 31, 2002

MuniFund Dollar Shares/1/                                   1.11%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund do not have a full calendar year of performance history as of the date of this Prospectus, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                            [CHART]

MuniCash Dollar Shares/1/

     Net Annualized
        Returns
     --------------
1993      2.09%
1994      2.58%
1995      3.66%
1996      3.26%
1997      3.40%
1998      3.22%
1999      2.93%
2000      3.84%
2001      2.63%
2002      1.25%

January, 1993 - December, 2002


                           Best Quarter Worst Quarter
                              1.01%         0.31%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                          1 Year 5 Years 10 Years

MuniCash Dollar Shares/1/ 1.25%   2.77%   2.88%

                                7-Day Yield
                          As of December 31, 2002

MuniCash Dollar Shares/1/          1.32%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           [CHART]

California Money Fund Dollar Shares/1/

      Net Annualized
         Returns
      --------------
1993       2.01%
1994       2.48%
1995       3.39%
1996       2.96%
1997       3.14%
1998       2.88%
1999       2.57%
2000       3.12%
2001       2.09%
2002       1.04%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              0.85%         0.26%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                1 Year 5 Years 10 Years

         California Money Fund Dollar Shares/1/  1.04%  2.34%    2.57%

                                                      7-Day Yield
                                                As of December 31, 2002

         California Money Fund Dollar Shares/1/          1.04%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           [CHART]

New York Money Fund Institutional Shares/1/

       Net Annualized
          Returns
       --------------
1993       2.22%
1994       2.63%
1995       3.69%
1996       3.30%
1997       3.48%
1998       3.22%
1999       2.99%
2000       3.80%
2001       2.47%
2002       1.27%

January, 1993 - December, 2002



                           Best Quarter Worst Quarter
                              1.00%         0.32%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                        1 Year 5 Years 10 Years

New York Money Fund Institutional Shares/1/             1.27%   2.74%   2.90%

                                                              7-Day Yield
                                                        As of December 31, 2002

New York Money Fund Institutional Shares/1/                     1.32%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Administration Shares of the Fund have not yet commenced operations, the performance shown is that of the Institutional Shares of the Fund, which is the only share class of the Fund with a ten year history; the Institutional Shares are offered by a separate prospectus. Institutional Shares and Administration Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

Fees and Expenses

================================================================================

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

TempFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Administration Shares

Management Fees                           0.08%

Other Expenses                            0.20%
  Administration Fees                               0.09%
  Shareholder Servicing Fees                        0.10%
  Miscellaneous                                     0.01%

Total Annual Fund Operating Expenses      0.28%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.00)%

Net Annual Fund Operating Expenses/1/     0.28%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

TempCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Administration Shares

Management Fees                           0.11%

Other Expenses                            0.23%
  Administration Fees                               0.12%
  Shareholder Servicing Fees                        0.10%
  Miscellaneous                                     0.01%

Total Annual Fund Operating Expenses      0.34%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.06)%

Net Annual Fund Operating Expenses/1/     0.28%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

FedFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Administration Shares

Management Fees                           0.11%

Other Expenses                            0.25%
  Administration Fees                               0.13%
  Shareholder Servicing Fees                        0.10%
  Miscellaneous                                     0.02%

Total Annual Fund Operating Expenses      0.36%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.06)%

Net Annual Fund Operating Expenses/1/     0.30%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

T-Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Administration Shares

Management Fees                           0.11%

Other Expenses                            0.24%
  Administration Fees                               0.12%
  Shareholder Servicing Fees                        0.10%
  Miscellaneous                                     0.02%

Total Annual Fund Operating Expenses      0.35%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.05)%

Net Annual Fund Operating Expenses/1/     0.30%
                                          =====

/1 /The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Federal Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Administration Shares

Management Fees                           0.11%

Other Expenses                            0.29%
  Administration Fees                               0.14%
  Shareholder Servicing Fees                        0.10%
  Miscellaneous                                     0.05%

Total Annual Fund Operating Expenses      0.40%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.10)%

Net Annual Fund Operating Expenses/1/     0.30%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Treasury Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                 Administration Shares

Management Fees                                    0.11%

Other Expenses                                     0.27%
 Administration Fees                                         0.14%
 Shareholder Servicing Fees                                  0.10%
 Miscellaneous                                               0.03%

Total Annual Fund Operating Expenses               0.38%
                                                   -----
 Fee Waiver and Expense Reimbursement            (0.08)%

Net Annual Fund Operating Expenses/1/              0.30%
                                                   =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                 Administration Shares

Management Fees                                    0.17%

Other Expenses                                     0.30%
 Administration Fees                                         0.17%
 Shareholder Servicing Fees                                  0.10%
 Miscellaneous                                               0.03%

Total Annual Fund Operating Expenses               0.47%
                                                   -----
 Fee Waiver and Expense Reimbursement            (0.17)%

Net Annual Fund Operating Expenses/1/              0.30%
                                                   =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                 Administration Shares

Management Fees                                    0.17%

Other Expenses                                     0.29%
 Administration Fees                                         0.17%
 Shareholder Servicing Fees                                  0.10%
 Miscellaneous                                               0.02%

Total Annual Fund Operating Expenses               0.46%
                                                   -----
 Fee Waiver and Expense Reimbursement            (0.16)%

Net Annual Fund Operating Expenses/1/              0.30%
                                                   =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

California Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                        Administration Shares

Management Fees                                           0.20%

Other Expenses                                            0.32%
 Administration Fees                                                0.19%
 Shareholder Servicing Fees                                         0.10%
 Miscellaneous                                                      0.03%

Total Annual Fund Operating Expenses                      0.52%
                                                          -----
 Fee Waiver and Expense Reimbursement                   (0.22)%

Net Annual Fund Operating Expenses/1/                     0.30%
                                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

New York Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                        Administration Shares

Management Fees                                           0.20%

Other Expenses                                            0.31%
 Administration Fees                                                0.19%
 Shareholder Servicing Fees                                         0.10%
 Miscellaneous                                                      0.02%

Total Annual Fund Operating Expenses                      0.51%
                                                          -----
 Fee Waiver and Expense Reimbursement                   (0.21)%

Net Annual Fund Operating Expenses/1/                     0.30%
                                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Example
This Example is intended to help you compare the cost of investing in the Funds' Administration Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Administration Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Administration Shares operating expenses (before waivers) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 Fund                 1 Year 3 Years 5 Years 10 Years

TempFund               $29    $ 90    $157     $356

TempCash               $35    $109    $191     $431

FedFund                $37    $116    $202     $456

T-Fund                 $36    $113    $197     $443

Federal Trust Fund     $41    $128    $224     $505

Treasury Trust Fund    $39    $122    $213     $480

MuniFund               $48    $151    $263     $591

MuniCash               $47    $147    $258     $579

California Money Fund  $53    $167    $291     $653

New York Money Fund    $52    $164    $285     $640

MORE INFORMATION ON STRATEGIES, INVESTMENTS AND RISK

Investment Strategies
Each Fund's investment goal is described earlier under the Risk/Return Summary. The following is information concerning the investment strategies of the Funds.

All Funds
Each Fund invests in securities maturing within 13 months or less (12 months or less with respect to Treasury Trust Fund) from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 13 months (12 months with respect to Treasury Trust Fund) if such securities provide for adjustments in their interest rates not less frequently than every 13 months (12 months with respect to Treasury Trust Fund). The securities purchased by a Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the Securities and Exchange Commission (the "SEC").

TempFund, TempCash and MuniFund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (for TempFund, by all NRSROs that rate a security), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

MuniCash, California Money Fund and New York Money Fund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs, or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

TempFund, TempCash, MuniFund and MuniCash
Pursuant to Rule 2a-7 under the 1940 Act, each Fund will generally limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of a Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that a Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

MuniFund, MuniCash, California Money Fund and New York Money Fund
During periods of unusual market conditions or during temporary defensive periods, each Fund may depart from its principal investment strategies. Each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

California Money Fund and New York Money Fund
Substantially all of the Funds' assets are invested in Municipal Obligations. The California Money Fund and New York Money Fund expect that they will invest at least 80% of their respective net assets in California Municipal Obligations and New York Municipal Obligations, respectively. Dividends, regardless of their source, may be subject to local taxes.

Investments
The section below describes the particular types of securities in which a Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Asset-Backed Obligations. TempFund and TempCash. Each Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets. TempCash may also invest in collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Bank Obligations. TempFund and TempCash. Each Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, certificates of deposit, bankers' acceptances, bank notes and time deposits issued or supported by the credit of domestic banks or savings institutions (and, with respect to TempCash, including U.S. dollar-denominated instruments issued or supported by the credit of foreign banks or savings institutions) having total assets at the time of purchase in excess of $1 billion. Each Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's assets. TempCash may also invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risk.

Borrowing. All Funds. During periods of unusual market conditions, each Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Funds will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. No Fund will purchase portfolio securities while borrowings in excess of 5% of such Fund's total assets are outstanding.

Commercial Paper. TempFund and TempCash. Each Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements. In addition, commercial paper purchased by TempCash may include instruments issued by foreign issuers, such as Canadian commercial paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Funding Agreements. TempCash. The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements, issued by highly rated U.S. insurance companies. Funding Agreement investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

Illiquid Securities. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. No Fund will invest more than 10% of the value of its respective net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Investment Company Securities. All Funds. Each Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Municipal Obligations. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Although each Fund may purchase Municipal Obligations subject to the federal alternative minimum tax, MuniFund, California Money Fund and New York Money Fund do not currently intend to do so. Other Municipal Obligations in which each Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. Each Fund may also invest in "moral obligation" bonds, which are bonds that are supported by the moral commitment, but not the legal obligation, of a state or community.

TempFund and TempCash. In addition, TempFund and TempCash may, when deemed appropriate by the Adviser in light of their respective investment objective, invest in high quality, short-term Municipal Obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Repurchase Agreements. TempFund, TempCash, FedFund and T-Fund. Each Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. TempFund, TempCash, FedFund and T-Fund. Each Fund may enter into reverse repurchase agreements. A Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Each Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Stand-by Commitments. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in their respective portfolios. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

U.S. Government Obligations. TempFund, TempCash, FedFund and Federal Trust
Fund. Each Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

U.S. Treasury Obligations. T-Fund and Treasury Trust Fund. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities program.

Variable and Floating Rate Instruments. All Funds. Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

When-Issued and Delayed Settlement Transactions. All Funds. Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. Each Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. No Fund intends to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. No Fund receives income from when-issued or delayed settlement securities prior to delivery of such securities.

Risk Factors
The principal risks of investing in each Fund are described above in the Risk/Return Summary. The following supplements that description.

Concentration. TempCash, California Money Fund and New York Money Fund. A substantial part of TempCash's portfolio, 25% or more, may be comprised of securities issued by companies in the financial services industry. In addition, a substantial part of the portfolios of the California Money Fund and New York Money Fund may be comprised of securities issued by the State of California and the State of New York, respectively. As a result, these Funds will be more susceptible to any economic, business, political or other developments which generally affect these sectors.

Credit Risk. All Funds. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Treasury securities and other U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with Municipal Obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Domestic Issuers. TempFund. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' domestic issuer, and for purposes of TempFund's investments, the Trust also considers an issuer to be a United States' domestic issuer even if it is organized outside of a United States' jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States' jurisdiction.

Foreign Exposure. TempCash, MuniFund and MuniCash. Securities issued by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.

Interest Rate Risk. All Funds. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of a Fund's assets may not enable the Fund to maintain a stable NAV of $1.00 per share.

Leverage Risk. All Funds. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of a Fund's investment portfolio. The Funds do not currently intend to employ investment strategies that involve leverage risk.

Liquidity. All Funds. The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Municipal Obligations. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. In making investments, each Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither a Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, a Fund and its shareholders could be subject to substantial tax liabilities.

Special Risks Affecting the California Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal Obligations to timely meet their continuing obligations with respect to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the NAV of the Fund's portfolio.

General obligation bonds of the State of California are currently rated A and A1, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Obligations. Financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

The Fund may from time to time invest in electric revenue issues. The financial performance of certain of these utilities has been severely impacted as the industry moves toward deregulation and increased competition. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance.

Risks include unexpected power outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. All of these factors could materially adversely affect electric utility issuers.

Special Risks Affecting the New York Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have historically experienced serious financial difficulties. These difficulties have historically jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

The risk of a downturn in the financial markets, and the New York economy in particular, however, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York State will experience some decline, and spending pressure related to the cleanup and economic redevelopment of the World Trade Center site will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

General obligation bonds of the State of New York are currently rated AA and A2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

The Fund may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

Management of the Funds

================================================================================

Investment Adviser
BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $272.8 billion of assets under management as of December 31, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

As investment adviser, BIMC manages each Fund and is responsible for all purchases and sales of the Funds' securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, have contractually agreed to waive some fees otherwise payable to them and reimburse expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 2002, the Funds paid BIMC and PFPC the following advisory and administration fees, net of waivers, as a percentage of each Fund's average daily net assets:

                      Administration Fees
                          received by      Investment Advisory
 Fund                    BIMC and PFPC    Fees received by BIMC

TempFund                     0.08%                0.07%

TempCash                     0.09%                0.08%

FedFund                      0.10%                0.08%

T-Fund                       0.10%                0.08%

Federal Trust Fund           0.09%                0.06%

Treasury Trust Fund          0.10%                0.07%

MuniFund                     0.08%                0.08%

MuniCash                     0.09%                0.09%

California Money Fund        0.08%                0.09%

New York Money Fund          0.08%                0.09%

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by each Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information

================================================================================

Price of Fund Shares
A Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Currently, the only days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veterans' Day. The net asset value of each Fund, except TempFund, TempCash, FedFund and T-Fund, is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 PM Eastern
Time). The net asset value of TempFund, TempCash, FedFund and T-Fund is determined as of 6:00 PM Eastern Time. In addition, each Fund may elect, in its discretion if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

The net asset value per share of each class of a Fund's shares is calculated by adding the value of all securities and other assets of a Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares
Shares of each of the Funds are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to the Funds' Office in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-797-2350) or until 3:00 PM Eastern Time through the Funds' internet-based order entry program.

The chart below outlines the deadlines for execution of purchase orders for the Funds' Administration Shares . Purchase orders accepted by PFPC by the deadline and for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM Eastern Time for TempFund, TempCash and T-Fund) will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM Eastern Time for TempFund, TempCash and T-Fund) will not be accepted, and notice thereof will be given to the institution placing the order. After prompt inquiry by a Fund, it will return to a sending institution any payments for purchase orders which are not received or accepted. Each of the Funds may at its discretion reject any purchase order for Administration Shares.

 Portfolio                       Time

TempFund*                  5:30 PM Eastern Time

TempCash*                  5:30 PM Eastern Time

FedFund                    5:00 PM Eastern Time

T-Fund*                    5:30 PM Eastern Time

Federal Trust Fund         2:30 PM Eastern Time

Treasury Trust Fund        2:30 PM Eastern Time

MuniFund                   2:30 PM Eastern Time

MuniCash                   2:30 PM Eastern Time

California Money Fund**    1:00 PM Eastern Time

New York Money Fund     12:00 Noon Eastern Time

* Purchase orders for Administration Shares placed between 3:00 PM and 5:30 PM Eastern Time, may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders or to reject an order for any reason.

**Purchase orders for Administration Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders or to reject an order for any reason.

Payment for Administration Shares of a Fund may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution for Administration Shares is $5,000. (However, institutional investors may set a higher minimum for their customers). There is no minimum subsequent investment.

Administration Shares of the Funds are sold without charge by a Fund. Institutional investors purchasing or holding Administration Shares of the Funds for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Administration Shares of the Funds. An institution purchasing Administration Shares of the Fund on behalf of its customers is responsible for transmitting orders to a Fund in accordance with its customer agreements.

Redemption of Shares

Redemption orders must be transmitted to the Funds' office in Wilmington, Delaware in the manner described under "Purchase of Shares." Administration Shares are redeemed without charge by a Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

On any Business Day, payment for redeemed Administration Shares of the Funds is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by the deadlines outlined in the chart below. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the next day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

 Portfolio                                                       Time

TempFund*                                                  5:30 PM Eastern Time

TempCash*                                                  5:30 PM Eastern Time

FedFund                                                    5:00 PM Eastern Time

T-Fund*                                                    5:30 PM Eastern Time

Federal Trust Fund                                         2:30 PM Eastern Time

Treasury Trust Fund                                        2:30 PM Eastern Time

MuniFund                                                12:00 Noon Eastern Time

MuniCash                                                12:00 Noon Eastern Time

California Money Fund**                                    1:00 PM Eastern Time

New York Money Fund                                     12:00 Noon Eastern Time

* Redemption orders for Administration Shares placed after 3:00 PM Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders that will be paid on the same day.
**Redemption orders for Administration Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

The Funds shall have the right to redeem shares in any Administration Share account if the value of the account is less than $5,000 (other than due to market fluctuations), after 60-days' prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Administration Share account to $5,000 or more, no such redemption shall take place. If a shareholder's Administration Share account falls below an average of $5,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month (with the exception of TempFund). Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, a Fund may redeem Administration Shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Funds reserve the right to vary or waive the minimum and subsequent investment requirements. An institution redeeming shares of a Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customers agreements.

Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Administration Shares. (See also "Management of the Fund - Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the

SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Administration Shares.

Administration Shareholder Services Plan
Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC ("Service Organizations"), may purchase Administration Shares. Pursuant to a Shareholder Services Plan adopted by the Trust's Board of Trustees, the Trust will enter into an agreement with each Service Organization which purchases Administration Shares. The agreement will require the Service Organization to provide services to its customers who are the beneficial owners of such shares in consideration of the payment of up to 0.10% (on an annualized basis) of the average daily net asset value of the Administration Shares held by the Service Organization. Such services are described more fully in the Statement of Additional Information under "Management of the Fund - Service Organizations." Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Administration Shares.

Dividends and Distributions
Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Trust's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885 and will become effective after its receipt by PFPC with respect to dividends paid.

Federal Taxes
Distributions paid by TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund will generally be taxable to shareholders. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

MuniFund, MuniCash, California Money Fund and New York Money Fund anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes. You should note that a portion of the exempt-interest dividends made by these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

Dividends that are paid by California Money Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California State personal income tax, provided that at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year consists of exempt-interest obligations, and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60-days of the close of the Fund's taxable year. However, dividends paid to corporate shareholders subject to California State franchise tax or California State corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California State personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations, such dividends will be subject to California state personal income tax, even though such dividends may be exempt for federal income tax purposes.

The New York Money Fund intends to comply with certain state tax requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes). Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

                                  *    *    *

PFPC, as transfer agent, will send each of the Funds' shareholders, or their authorized representative, an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment. Additionally, PFPC will send the shareholders of the California Money Fund and New York Money Fund, or their authorized representatives, an annual statement regarding, as applicable California, New York State and New York City tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Financial Highlights

================================================================================

The financial highlights tables are intended to help you understand the financial performance of the Administration Shares of each Fund for the past five years or since inception, whichever is longer. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

TempFund Administration Shares
The table below sets forth selected financial data for a TempFund
Administration Share outstanding throughout each period presented.

                                                                          ----------------

                                                                           For the Period
                                                                          April 2, 2002/1/
                                                                              through
                                                                          October 31, 2002
Net Asset Value, Beginning of Period                                         $    1.00
                                                                             ---------
Income from Investment Operations:
  Net Investment Income                                                      $  0.0095
                                                                             ---------
Less Distributions:
Dividends to Shareholders from Net Investment Income                         $($0.0095)
                                                                             ---------
Net Asset Value, End of Period                                               $    1.00
                                                                             =========
Total Return                                                                      1.66%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                              $     124
Ratio of Expenses to Average Daily Net Assets                                     0.28%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)         0.28%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)                 0.29%/2/
Ratio of Net Investment Income to Average Daily Net Assets                        1.62%/2/
                                                                          ----------------

/1/ Commencement of Operations.
/2/ Annualized.

TempCash Dollar Shares
TempCash Administration Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each period presented.

                                              ---------------------------------------------------------------

                                                                             One Month
                                                                               Ended          Year Ended
                                                 Year Ended October 31,     October 31,      September 30,
                                                2002      2001      2000      1999/1/       1999      1998
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              --------  --------  --------   --------     --------  --------
Income from Investment Operations:
  Net Investment Income                       $ 0.0168  $ 0.0458  $ 0.0588   $ 0.0042     $ 0.0471  $ 0.0527
                                              --------  --------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                            $(0.0168) $(0.0458) $(0.0588)  $(0.0042)    $(0.0471) $(0.0527)
                                              --------  --------  --------   --------     --------  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              ========  ========  ========   ========     ========  ========
Total Return                                      1.70%     4.67%     6.04%      5.06%/2/     4.82%     5.41%
Ratios/Supplemental Data:
Net Assets, End of Period $(000)              $402,137  $447,082  $427,625   $401,426     $378,010  $503,809
Ratio of Expenses to Average Daily Net Assets     0.43%     0.43%     0.43%      0.43%/2/     0.43%     0.43%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.43%     0.43%     0.43%      0.43%/2/     0.43%     0.43%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.50%     0.54%     0.56%      0.59%/2/     0.55%     0.57%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.71%     4.56%     5.89%      4.94%/2/     4.70%     5.27%
                                              ---------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.


FedFund Dollar Shares
FedFund Administration Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a FedFund Dollar Share outstanding throughout each year presented.

                                                           -------------------------------------------------

                                                                        Year Ended October 31,
                                                             2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           --------  --------  --------  --------  --------
Income from Investment Operations:
  Net investment Income                                    $ 0.0158  $ 0.0444  $ 0.0569  $ 0.0458  $ 0.0510
                                                           --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders from Net Investment Income       $(0.0158) $(0.0444) $(0.0569) $(0.0458) $(0.0510)
                                                           --------  --------  --------  --------  --------
Net Asset Value, End of period                             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           ========  ========  ========  ========  ========
Total Return                                                   1.60%     4.53%     5.84%     4.69%     5.23%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                            $635,685  $814,186  $216,511  $ 34,611  $ 30,459
Ratio of Expenses to Average Daily Net Assets                  0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (including
 custody credits)                                              0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                      0.50%     0.52%     0.54%     0.53%     0.53%
Ratio of Net Investment Income to Average Daily Net Assets     1.61%     4.18%     6.04%     4.56%     5.10%
                                                           -------------------------------------------------

T-Fund Administration Shares

The table below sets forth selected financial data for a T-Fund Administration Share outstanding throughout the period presented.

                                                                          ----------------

                                                                           For the Period
                                                                          April 9, 2002/1/
                                                                              through
                                                                          October 31, 2002
Net Asset Value, Beginning of Period                                          $   1.00
                                                                              --------
Income from Investment Operations:
  Net Investment Income                                                       $ 0.0089
                                                                              --------
Less Distributions:
Dividends to Shareholders From Net Investment Income                          $(0.0089)
                                                                              --------
Net Asset Value, End of Period                                                $   1.00
                                                                              ========
Total Return                                                                      1.58%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                               $185,529
Ratio of Expenses to Average Daily Net Assets                                     0.30%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)         0.30%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)                 0.37%/2/
Ratio of Net Investment Income to Average Daily Net Assets                        1.55%/2/
                                                                          ----------------

/1/ Commencement of Operations.

/2/ Annualized.

Federal Trust Fund Dollar Shares
Federal Trust Fund Administration Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a Federal Trust Dollar Share outstanding throughout each year presented.

                                                                 -------------------------------------------------

                                                                              Year Ended October 31,
                                                                   2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                 --------  --------  --------  --------  --------
Income from Investment Operations:
  Net Investment Income                                          $ 0.0158  $ 0.0440  $ 0.0568  $ 0.0453  $ 0.0504
                                                                 --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment Income             $(0.0158) $(0.0440) $(0.0568) $(0.0453) $(0.0504)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period                                   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                 ========  ========  ========  ========  ========
Total Return                                                         1.59%     4.49%     5.83%     4.63%     5.17%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                  $  4,675  $ 14,253  $ 13,200  $ 27,539  $ 38,633
Ratio of Expenses to Average Daily Net Assets                        0.44%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (including custody
 credits)                                                            0.44%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                            0.53%     0.56%     0.59%     0.57%     0.54%
Ratio of Net Investment Income to Average Daily Net Assets           1.64%     4.39%     5.59%     4.51%     5.04%
                                                                 -------------------------------------------------

Treasury Trust Fund Administration Shares

The table below sets forth selected financial data for a Treasury Trust Fund Administration Share outstanding throughout the period presented.

                                                                          ----------------

                                                                           For the Period
                                                                          May 30, 2002/1/
                                                                              through
                                                                          October 31, 2002
Net Asset Value, Beginning of Period                                          $   1.00
                                                                              --------
Income from Investment Operations:
  Net Investment Income                                                       $ 0.0063
                                                                              --------
Less Distributions:
Dividends to Shareholders From Net Investment Income                          $(0.0063)
                                                                              --------
Net Asset Value, End of Period                                                $   1.00
                                                                              ========
Total Return                                                                      1.49%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                               $ 33,255
Ratio of Expenses to Average Daily Net Assets                                     0.30%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)         0.30%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)                 0.42%/2/
Ratio of Net Investment Income to Average Daily Net Assets                        1.49%/2/
                                                                          ----------------

/1/ Commencement of Operations.
/2/ Annualized.

MuniFund Administration Shares
The table below sets forth selected financial data for a MuniFund
Administration Share outstanding throughout the period presented.


                                                                           For the Period
                                                                          April 18, 2002/1/
                                                                              through
                                                                          October 31, 2002
Net Asset Value, Beginning Period                                             $   1.00
                                                                              --------
Income from Investment Operations:
  Net Investment Income                                                       $ 0.0069
                                                                              --------
Less Distributions:
Dividends to Shareholders From Net Investment Income                          $(0.0069)
                                                                              --------
Net Asset Value, End of Period                                                $   1.00
                                                                              ========
Total Return                                                                      1.28%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                               $ 13,051
Ratio of Expenses to Average Daily Net Assets                                     0.30%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)         0.29%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)                 0.47%/2/
Ratio of Net Investment Income to Average Daily Net Assets                        1.27%/2/
                                                                          -----------------

/1/ Commencement of Operations.
/2 /Annualized.

MuniCash Dollar Shares
MuniCash Administration Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a MuniCash Dollar Share outstanding throughout each period presented.

                                                ---------------------------------------------------------------

                                                                                Eleven
                                                                                Months
                                                                                 Ended          Year Ended
                                                   Year Ended October 31,     October 31,      November 30,
                                                  2002      2001      2000      1999/1/      1998/2/   1997/2/
Net Asset Value, Beginning of Period            $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                                --------  --------  --------   --------     --------  --------
Income From Investment Operations:
  Net Investment Income                         $ 0.0131  $ 0.0300  $ 0.0367   $ 0.0258     $ 0.0321  $ 0.0333
                                                --------  --------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment
 Income                                         $(0.0131) $(0.0300) $(0.0367)  $(0.0258)    $(0.0321) $(0.0333)
                                                --------  --------  --------   --------     --------  --------
Net Asset Value, End of Period                  $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                                ========  ========  ========   ========     ========  ========
Total Return                                        1.32%     3.04%     3.73%      2.86%/3/     3.26%     3.38%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                 $ 58,991  $ 40,306  $101,373   $123,017     $ 91,404  $150,089
Ratio of Expenses to Average Daily Net Assets       0.45%     0.45%     0.45%      0.45%/3/     0.43%     0.43%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                        0.44%     0.45%     0.45%      0.45%/3/     0.43%     0.43%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                                0.61%     0.65%     0.65%      0.66%/3/     0.65%     0.66%
Ratio of Net Investment Income to Average Daily
 Net Assets                                         1.30%     3.19%     3.63%      2.80%/3/     3.22%     3.33%
                                                ---------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ The financial highlights for each year ended November 30 in the two year period ended November 30, 1998 were audited by KPMG LLP whose report expressed an unqualified opinion on those financial highlights.
/3/ Annualized.

California Money Fund Dollar Shares

California Money Fund Administration Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a California Money Fund Dollar Share outstanding throughout each period presented.

                                                               ---------------------------------------------------------------

                                                                                             Nine Months
                                                                                                Ended          Year Ended
                                                                  Year Ended October 31,     October 31,       January 31,
                                                                 2002      2001      2000      1999/1/       1999      1998
Net Asset Value, Beginning of Period                           $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                                               --------  --------  --------   --------     --------  --------
Income From Investment Operations:
 Net Investment Income                                         $ 0.0107  $ 0.0246  $ 0.0301   $ 0.0182     $ 0.0280  $ 0.0309
                                                               --------  --------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment Income           $(0.0107) $(0.0246) $(0.0301)  $(0.0182)    $(0.0280) $(0.0309)
                                                               --------  --------  --------   --------     --------  --------
Net Asset Value, End of Period                                 $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                                               ========  ========  ========   ========     ========  ========
Total Return                                                       1.07%     2.49%     3.05%      2.48%/2/     2.84%     3.14%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                $ 29,922  $ 27,460  $ 10,212   $  8,288     $139,601  $130,547
Ratio of Expenses to Average Daily Net Assets                      0.45%     0.45%     0.45%      0.45%/2/     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (including
 custody credits)                                                  0.45%     0.44%     0.45%      0.45%/2/     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                          0.67%     0.69%     0.69%      0.70%/2/     0.70%     0.71%
Ratio of Net Investment Income to Average Daily Net Assets         1.12%     2.45%     2.98%      2.43%/2/     2.77%     3.09%
                                                               ---------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

New York Money Fund Institutional Shares
New York Money Fund Administration Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a New York Money Fund Institutional Share outstanding throughout each year presented.

                                              ---------------------------------------------------------------

                                                                               Three
                                                                              Months
                                                                               Ended
                                                 Year Ended October 31,     October 31,   Year Ended July 31,
                                                2002      2001      2000      1999/1/       1999      1998
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              --------  --------  --------   --------     --------  --------
Income from Investment Operations:
  Net Investment Income                       $ 0.0131  $ 0.0285  $ 0.0364   $ 0.0076     $ 0.0289  $ 0.0336
                                              --------  --------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders from Net Investment
 Income                                       $(0.0131) $(0.0285) $(0.0364)  $(0.0076)    $(0.0289) $(0.0336)
                                              --------  --------  --------   --------     --------  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              ========  ========  ========   ========     ========  ========
Total Return                                      1.32%     2.89%     3.71%      3.06%/2/     2.93%     3.41%
Ratios/Supplemental Data:
Net Assets, End of Period (000)               $362,077  $369,989  $302,194   $323,247     $295,728  $318,091
Ratio of Expenses to Average Daily Net Assets     0.20%     0.20%     0.20%      0.20%/2/     0.20%     0.20%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.19%     0.19%     0.19%      0.20%/2/     0.20%     0.20%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.41%     0.44%     0.46%      0.50%/2/     0.48%     0.48%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.31%     2.82%     3.61%      3.02%/2/     2.87%     3.35%
                                              ---------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

HOW TO CONTACT BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

For purchases and redemption orders only call: 800-441-7450

For yield information call: 800-821-6006
    TempFund Administration Shares Code: H1
    TempCash Administration Shares Code: H6
    FedFund Administration Shares Code: U4
    T-Fund Administration Shares Code: N1
    Federal Trust Fund Administration Shares Code: U6
    Treasury Trust Fund Administration Shares Code: N6
    MuniFund Administration Shares Code: K1
    MuniCash Administration Shares Code: K6
    California Money Fund Administration Shares Code: R1
    New York Money Fund Administration Shares Code: R6

For other information call: 800-821-7432 or visit our website at www.brpif.com

Written correspondence may be sent to:
    BlackRock Provident Institutional Funds
    100 Bellevue Parkway
    Wilmington, DE 19809

                           Where to Find More Information

                           The Statement of Additional Information (the "SAI") includes additional information about the Trust's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about each Fund's investments, performance and portfolio holdings.

                           Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Trust's web site at www.brpif.com.

                           Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


BPIF-P-004                 The BlackRock Provident Institutional Funds 1940 Act
                           File No. is 811-2354.

                                    [GRAPHIC]


--------------------------------------------------------------------------------


       The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.



       Cash Management
       Shares

       Investment Portfolios
       offered by
       BlackRock Provident
       Institutional Funds

       Prospectus

       January 31, 2003

       [LOGO] BLACKROCK
       PROVIDENT INSTITUTIONAL FUNDS

Table of Contents

================================================================================

                                                                Page
                                                                ----
           Introduction........................................   1

           Risk/Return Summary.................................   2

               Investment Goals................................   2

               Principal Investment Policies...................   3

               Principal Risks of Investing....................   5

               Performance Information.........................   7

           Fees and Expenses...................................  17

           More Information on Strategies, Investments and Risk  23

           Management of the Funds.............................  30

           Shareholder Information.............................  31

               Price of Fund Shares............................  31

               Purchase of Shares..............................  31

               Redemption of Shares............................  32

               Cash Management Shareholder Services Plan.......  34

               Dividends and Distributions.....................  34

               Federal Taxes...................................  34

               State and Local Taxes...........................  35

           Financial Highlights................................  36

Introduction

================================================================================


Welcome to the BlackRock Provident Institutional Funds Prospectus for Cash Management Shares.

The Prospectus has been written to provide you with information you need to make an informed decision about whether to invest in Cash Management Shares of the BlackRock Provident Institutional Funds (the "Trust").

This Prospectus contains information about the Cash Management Shares of all ten of the Trust's portfolios (each a "Fund" and collectively the "Funds").

Cash Management Shares are sold to institutions that have entered into servicing agreements with the Trust in connection with their investments.

The Funds are offered to banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Risk/Return Summary

================================================================================


Investment Goals:
Each Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per share.

Fund                  Investment Goal
----                  ---------------
TempFund              Each Fund seeks as high a level of current income as is
TempCash              consistent with liquidity and stability of principal.
FedFund
T-Fund
Federal Trust Fund
Treasury Trust Fund
------------------------------------------------------------------------------------------
MuniFund              Each Fund seeks as high a level of current income exempt from
MuniCash              federal income tax as is consistent with liquidity and stability of principal.
------------------------------------------------------------------------------------------
California Money Fund The Fund seeks as high a level of current income that is exempt from federal income tax and, to the extent possible, from
                      California State personal income tax as is consistent with liquidity and stability of principal.
------------------------------------------------------------------------------------------
New York Money Fund   The Fund seeks as high a level of current income that is exempt from federal income tax and, to the extent possible, from New
                      York State and New York City personal income taxes as is
                      consistent with liquidity and stability of principal.
------------------------------------------------------------------------------------------

Except for MuniFund and MuniCash, the investment goal of each Fund may be changed by the Trust's Board of Trustees without shareholder approval.

Principal Investment Policies:
Each Fund invests in a portfolio of securities maturing in 397 days or less and will have a dollar-weighted average maturity of 90 days or less.

TempFund
TempFund invests in a broad range of U.S. dollar-denominated money market instruments, including government, bank, and commercial obligations and repurchase agreements secured by such obligations.

TempCash
TempCash invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements secured by such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements secured by such obligations.

FedFund
Under normal circumstances, FedFund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations.

T-Fund
Under normal circumstances, T-Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements secured by direct Treasury obligations.

Federal Trust Fund
Under normal circumstances, Federal Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state income tax.

Treasury Trust Fund
Under normal circumstances, Treasury Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, such as Treasury bills, notes and trust receipts. Because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities.

MuniFund
Under normal circumstances, MuniFund invests: (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts (collectively, "Municipal Obligations"), the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest, however, may be subject to federal alternative minimum tax.

MuniCash
Under normal circumstances, MuniCash invests: (i) at least 80% of its net assets, plus the amount of any borrowings, in a broad range of short-term Municipal Obligations, the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest, however, may be subject to federal alternative minimum tax.

California Money Fund
The California Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in California Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from the interest on Municipal Obligations that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular federal and California State personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

New York Money Fund
The New York Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in New York Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:

All Funds
Although each Fund invests in money market instruments which the investment adviser, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Each Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The following Funds are also subject to additional principal risks:

TempCash
Because of its concentration in the financial services industry, TempCash will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. In addition, securities issued by foreign entities, including foreign banks and corporations may involve additional risks. Examples of these risks are the lack of available public information about the foreign issuer, and international economic or political developments which could affect the payment of principal and interest when due.

FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund
Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Funds.

Federal Trust Fund and Treasury Trust Fund may not enter into repurchase transactions. As a result, they may from time to time engage in portfolio trading for liquidity purposes. In selling securities prior to maturity, the Funds may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have decreased or increased since their acquisition. In addition, shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisers whether such interest income, when distributed by the Funds, will be considered by the state to have retained exempt status, and whether the Funds' capital gain and other income, if any, when distributed will be subject to the state's income tax.

MuniCash
Although MuniCash intends to invest its assets in tax-exempt obligations, the Fund is permitted to invest in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

California Money Fund and New York Money Fund
Each Fund is non-diversified. This means that each Fund may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. The California Money and New York Money Funds also concentrate their investments in California Municipal Obligations and New York Municipal Obligations, respectively. Accordingly, each Fund may experience greater fluctuations in NAV and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than California Municipal Obligations or New York Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax or New York State and New York City personal income taxes, respectively.

Performance Information

================================================================================

The Bar Charts below indicate the risks of investing in Cash Management Shares of each Fund by showing how the performance of Cash Management Shares of each Fund has varied from year to year; and by showing the average annual return for Cash Management Shares of each Fund. The Tables show the average annual return for the one, five and ten year, or since inception, periods for the Cash Management Shares of each Fund. The Bar Charts and the Tables assume reinvestment of dividends and distributions. The past performance of each Fund does not necessarily indicate how it will perform in the future.

   [CHART]

TempFund Cash Management Shares

      Net Annualized
         Returns
      --------------
1999     4.90%/1/
2000     5.92%
2001     3.61%
2002     1.23%

June, 1999 - December, 2002
/1/ TempFund Cash Management Shares commenced operations on June 14, 1999, and did not have a full calendar year of performance for the year ended December 31, 1999. The performance shown for the year ended December 31, 1999 is that of the Fund's Dollar Shares. The Fund's Dollar Shares and Cash Management Shares should have returns that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           Best Quarter Worst Quarter
                              1.53%         0.25%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                       Since Inception
                                1 Year (June 14, 1999)
TempFund Cash Management Shares 1.23%       3.76%

                                      7-Day Yield
                                As of December 31, 2002
TempFund Cash Management Shares          0.83%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

      [CHART]

TempCash Dollar Shares/1/

      Net Annualized
         Returns
      --------------
1993      2.90%
1994      4.05%
1995      5.77%
1996      5.19%
1997      5.37%
1998      5.30%
1999      4.88%
2000      6.23%
2001      3.93%
2002      1.55%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.60%         0.33%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                          1 Year 5 Years 10 Years

TempCash Dollar Shares/1/ 1.55%   4.36%   4.51%

                             7-Day Yield As of
                             December 31, 2002

TempCash Dollar Shares/1/         1.12%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Cash Management Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Management Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

         [CHART]

FedFund Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.86%
1994       3.97%
1995       5.67%
1996       5.09%
1997       5.22%
1998       5.13%
1999       4.76%
2000       6.03%
2001       3.81%
2002       1.45%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                         1 Year 5 Years 10 Years

FedFund Dollar Shares/1/ 1.45%   4.22%   4.39%

                            7-Day Yield As of
                            December 31, 2002

FedFund Dollar Shares/1/          1.02%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Cash Management Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Management Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

      [CHART]

T-Fund Cash Management Shares

       Net Annualized
          Returns
       --------------
1999       4.64%/1/
2000       5.64%
2001       3.38%
2002       1.15%

May, 1999 - December, 2002

/1/ T-Fund Cash Management Shares commenced operations on May 17, 1999, and did not have a full calendar year of performance for the year ended December 31, 1999. The performance shown for the year ended December 31, 1999 is that of the Fund's Dollar Shares. The Fund's Dollar Shares and Cash Management Shares should have returns that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           Best Quarter Worst Quarter
                              1.47%         0.22%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                      Since Inception
                              1 Year  (May 17, 1999)

T-Fund Cash Management Shares 1.15%        3.56%

                                   7-day yield
                              As of December 31, 2002

T-Fund Cash Management Shares         0.69%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

           [CHART]

Federal Trust Fund Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.81%
1994       3.99%
1995       5.58%
1996       5.01%
1997       5.13%
1998       5.07%
1999       4.73%
2000       6.02%
2001       3.77%
2002       1.44%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                    1 Year 5 Years 10 Years

Federal Trust Fund Dollar Shares/1/ 1.44%   4.19%    4.35

                                       7-Day Yield As of
                                       December 31, 2002

Federal Trust Fund Dollar Shares/1/          0.99%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Cash Management Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Management Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

Treasury Trust Fund Cash Management Shares

      Net Annualized
          Returns
      --------------
2000       5.61%/1/
2001       3.30%
2002       1.08%/2/

December, 2000 - December, 2002

                           Best Quarter Worst Quarter
                              1.20%       0.22%/2/
                            (03/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                      Since Inception
                                            1 Year  (December 11, 2000)

Treasury Trust Fund Cash Management Shares 1.08%/2/      2.29%/2/

                                                 7-Day Yield
                                           As of December 31, 2002

Treasury Trust Fund Cash Management Shares          0.62%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its website at www.brpif.com.

/1/ Treasury Trust Fund Cash Management Shares commenced operations on December
    11, 2000, and did not have a full calendar year of performance for the year ended December 31, 2000. The performance shown for the year ended December 31, 2000 is that of the Fund's Dollar Shares. The Fund's Dollar Shares and Cash Management Shares should have returns that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.
/2/ There were no Treasury Trust Fund Cash Management Shares outstanding from
    October 16, 2002 through December 2, 2002. For this period, the performance of the Fund's Cash Management Shares is based on the returns of the Fund's Dollar Shares and is adjusted to reflect the different expenses borne by the Fund's Cash Management Shares.

                                    [CHART]

MuniFund Cash Management Shares

      Net Annualized
          Returns
      --------------
1999       2.85%/1/
2000       3.44%
2001       2.17%/2/
2002       0.85%/2/

June, 1999 - December, 2002

                           Best Quarter Worst Quarter
                              0.92%       0.21%/2/
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                         Since Inception
                                 1 Year  (June 14, 1999)

MuniFund Cash Management Shares 0.85%/2/    2.21%/2/

                                   7-Day Yield As of
                                    December 5, 2002

MuniFund Cash Management Shares          0.55%/3/

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ MuniFund Cash Management Shares commenced operations on June 14, 1999, and did not have a full calendar year of performance for the year ended December 31, 1999. The performance shown for the year ended December 31, 1999 is that of the Fund's Dollar Shares. The Fund's Dollar Shares and Cash Management Shares should have returns that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.
/2/ There were no MuniFund Cash Management Shares outstanding during the periods December 18, 2001 through January 10, 2002 and December 6, 2002 through December 31, 2002. For these periods, the performance of the Fund's Cash Management Shares is based on the returns of the Fund's Dollar Shares and is adjusted to reflect the different expenses borne by the Fund's Cash Management Shares.
/3/ There were no MuniFund Cash Management Shares outstanding from December 6,
    2002 through December 31, 2002.

                                    [CHART]

MuniCash Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.09%
1994       2.58%
1995       3.66%
1996       3.26%
1997       3.40%
1998       3.22%
1999       2.93%
2000       3.84%
2001       2.63%
2002       1.25%

January, 1993 - December, 2002


                           Best Quarter Worst Quarter
                              1.01%         0.31%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                        1 Year 5 Years 10 Years

MuniCash Dollar Shares/1/                               1.25%   2.77%   2.88%

                                                           7-Day Yield As of
                                                           December 31, 2002

MuniCash Dollar Shares/1/                                       1.32%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Cash Management Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Management Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

            [CHART]

California Money Fund Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.01%
1994       2.48%
1995       3.39%
1996       2.96%
1997       3.14%
1998       2.88%
1999       2.57%
2000       3.12%
2001       2.09%
2002       1.04%

January, 1993 - December, 2002


                           Best Quarter Worst Quarter
                              0.85%         0.26%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                       1 Year 5 Years 10 Years

California Money Fund Dollar Shares/1/ 1.04%   2.34%   2.57%

                                          7-Day Yield As of
                                          December 31, 2002

California Money Fund Dollar Shares/1/          1.04%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Cash Management Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Management Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

      [CHART]

New York Money Fund Institutional Shares/1/

        Net Annualized
           Returns
        --------------
1993        2.22%
1994        2.63%
1995        3.69%
1996        3.30%
1997        3.48%
1998        3.22%
1999        2.99%
2000        3.80%
2001        2.47%
2002        1.27%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.00%         0.32%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                            1 Year 5 Years 10 Years

New York Money Fund Institutional Shares/1/ 1.02%   2.49%   2.65%

                                               7-Day Yield As of
                                               December 31, 2002

New York Money Fund Institutional Shares/1/         1.07%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ Because the Cash Management Shares of the Fund have not yet commenced operations, the performance shown is that of the Institutional Shares of the Fund, which is the only share class of the Fund with a ten year history; the Institutional Shares are offered by a separate prospectus. Institutional Shares and Cash Management Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

Fees and Expenses

================================================================================


The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

TempFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Management Shares

Management Fees                           0.08%

Other Expenses                            0.60%
  Administration Fees                                0.09%
  Shareholder Servicing Fees                         0.50%
  Miscellaneous                                      0.01%

Total Annual Fund Operating Expenses      0.68%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.00)%

Net Annual Fund Operating Expense/1/      0.68%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

TempCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Management Shares

Management Fees                           0.11%

Other Expenses                            0.63%
  Administration Fees                                0.12%
  Shareholder Servicing Fees                         0.50%
  Miscellaneous                                      0.01%

Total Annual Fund Operating Expenses      0.74%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.06)%

Net Annual Fund Operating Expenses/1/     0.68%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

FedFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Management Shares

Management Fees                           0.11%

Other Expenses                            0.65%
  Administration Fees                                0.13%
  Shareholder Servicing Fees                         0.50%
  Miscellaneous                                      0.02%

Total Annual Fund Operating Expenses      0.76%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.06)%

Net Annual Fund Operating Expenses/1/     0.70%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

T-Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Management Shares

Management Fees                           0.11%

Other Expenses                            0.64%
  Administration Fees                                0.12%
  Shareholder Servicing Fees                         0.50%
  Miscellaneous                                      0.02%

Total Annual Fund Operating Expenses      0.75%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.05)%

Net Annual Fund Operating Expenses/1/     0.70%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Federal Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Management Shares

Management Fees                           0.11%

Other Expenses                            0.69%
  Administration Fees                                0.14%
  Shareholder Servicing Fees                         0.50%
  Miscellaneous                                      0.05%

Total Annual Fund Operating Expenses      0.80%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.10)%

Net Annual Fund Operating Expenses/1/     0.70%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Treasury Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Management Shares

Management Fees                           0.11%

Other Expenses                            0.67%
  Administration Fees                                0.14%
  Shareholder Servicing Fees                         0.50%
  Miscellaneous                                      0.03%

Total Annual Fund Operating Expenses      0.78%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.08)%

Net Annual Fund Operating Expenses/1/     0.70%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Management Shares

Management Fees                           0.17%

Other Expenses                            0.70%
  Administration Fees                                0.17%
  Shareholder Servicing Fees                         0.50%
  Miscellaneous                                      0.03%

Total Annual Fund Operating Expenses      0.87%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.17)%

Net Annual Fund Operating Expenses/1/     0.70%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Management Shares

Management Fees                           0.17%

Other Expenses                            0.69%
  Administration Fees                                0.17%
  Shareholder Servicing Fees                         0.50%
  Miscellaneous                                      0.02%

Total Annual Fund Operating Expenses      0.86%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.16)%

Net Annual Fund Operating Expenses/1/     0.70%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

California Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                   Cash Management Shares

Management Fees                                      0.20%

Other Expenses                                       0.72%
 Administration Fees                                            0.19%
 Shareholder Servicing Fees                                     0.50%
 Miscellaneous                                                  0.03%

Total Annual Fund Operating Expenses                 0.92%
                                                     =====
 Fee Waiver and Expense Reimbursement              (0.22)%

Net Annual Fund Operating Expenses/1/                0.70%
                                                     =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

New York Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                   Cash Management Shares

Management Fees                                      0.20%

Other Expenses                                       0.71%
 Administration Fees                                            0.19%
 Shareholder Servicing Fees                                     0.50%
 Miscellaneous                                                  0.02%

Total Annual Fund Operating Expenses                 0.91%
                                                     =====
 Fee Waiver and Expense Reimbursement              (0.21)%

Net Annual Fund Operating Expenses/1/                0.70%
                                                     =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Example
This Example is intended to help you compare the cost of investing in the Funds' Cash Management Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Cash Management Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Cash Management Shares operating expenses (before waivers) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 Fund                                         1 Year 3 Years 5 Years 10 Years

TempFund                                       $69    $218    $379    $  847

TempCash                                       $76    $237    $411    $  918

FedFund                                        $78    $243    $422    $  942

T-Fund                                         $77    $240    $417    $  930

Federal Trust Fund                             $82    $255    $444    $  990

Treasury Trust Fund                            $80    $249    $433    $  966

MuniFund                                       $89    $278    $482    $1,073

MuniCash                                       $88    $274    $477    $1,061

California Money Fund                          $94    $293    $509    $1,131

New York Money Fund                            $93    $290    $504    $1,120

MORE INFORMATION ON STRATEGIES, INVESTMENTS AND RISK

Investment Strategies
Each Fund's investment goal is described earlier under the Risk/Return Summary. The following is information concerning the investment strategies of the Funds.

All Funds
Each Fund invests in securities maturing within 13 months or less (12 months or less with respect to Treasury Trust Fund) from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 13 months (12 months with respect to Treasury Trust Fund) if such securities provide for adjustments in their interest rates not less frequently than every 13 months (12 months with respect to Treasury Trust Fund). The securities purchased by a Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the Securities and Exchange Commission (the "SEC").

TempFund, TempCash and MuniFund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (for TempFund, by all NRSROs that rate a security), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

MuniCash, California Money Fund and New York Money Fund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs, or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

TempFund, TempCash, MuniFund and MuniCash
Pursuant to Rule 2a-7 under the 1940 Act, each Fund will generally limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of a Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that a Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

MuniFund, MuniCash, California Money Fund and New York Money Fund
During periods of unusual market conditions or during temporary defensive periods, each Fund may depart from its principal investment strategies. Each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

California Money Fund and New York Money Fund
Substantially all of the Funds' assets are invested in Municipal Obligations. The California Money Fund and New York Money Fund expect that they will invest at least 80% of their respective net assets in California Municipal Obligations and New York Municipal Obligations, respectively. Dividends, regardless of their source, may be subject to local taxes.

Investments
The section below describes the particular types of securities in which a Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Asset-Backed Obligations. TempFund and TempCash. Each Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets. TempCash may also invest in collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Bank Obligations. TempFund and TempCash. Each Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, certificates of deposit, bankers' acceptances, bank notes and time deposits issued or supported by the credit of domestic banks or savings institutions (and, with respect to TempCash, including U.S. dollar-denominated instruments issued or supported by the credit of foreign banks or savings institutions) having total assets at the time of purchase in excess of $1 billion. Each Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's assets. TempCash may also invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risk.

Borrowing. All Funds. During periods of unusual market conditions, each Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Funds will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. No Fund will purchase portfolio securities while borrowings in excess of 5% of such Fund's total assets are outstanding.

Commercial Paper. TempFund and TempCash. Each Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements. In addition, commercial paper purchased by TempCash may include instruments issued by foreign issuers, such as Canadian commercial paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Funding Agreements. TempCash. The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements, issued by highly rated U.S. insurance companies. Funding Agreement investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

Illiquid Securities. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. No Fund will invest more than 10% of the value of its respective net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Investment Company Securities. All Funds. Each Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Municipal Obligations. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Although each Fund may purchase Municipal Obligations subject to the federal alternative minimum tax, MuniFund, California Money Fund and New York Money Fund do not currently intend to do so. Other Municipal Obligations in which each Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. Each Fund may also invest in "moral obligation" bonds, which are bonds that are supported by the moral commitment, but not the legal obligation, of a state or community.

TempFund and TempCash. In addition, TempFund and TempCash may, when deemed appropriate by the Adviser in light of their respective investment objective, invest in high quality, short-term Municipal Obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Repurchase Agreements. TempFund, TempCash, FedFund and T-Fund. Each Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. TempFund, TempCash, FedFund and T-Fund. Each Fund may enter into reverse repurchase agreements. A Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Each Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Stand-by Commitments. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in their respective portfolios. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

U.S. Government Obligations. TempFund, TempCash, FedFund and Federal Trust
Fund. Each Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

U.S. Treasury Obligations. T-Fund and Treasury Trust Fund. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities program.

Variable and Floating Rate Instruments. All Funds. Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

When-Issued and Delayed Settlement Transactions. All Funds. Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. Each Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. No Fund intends to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. No Fund receives income from when-issued or delayed settlement securities prior to delivery of such securities.

Risk Factors
The principal risks of investing in each Fund are described above in the Risk/Return Summary. The following supplements that description.

Concentration. TempCash, California Money Fund and New York Money Fund. A substantial part of TempCash's portfolio, 25% or more, may be comprised of securities issued by companies in the financial services industry. In addition, a substantial part of the portfolios of the California Money Fund and New York Money Fund may be comprised of securities issued by the State of California and the State of New York, respectively. As a result, these Funds will be more susceptible to any economic, business, political or other developments which generally affect these sectors.

Credit Risk. All Funds. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Treasury securities and other U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with Municipal Obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Domestic Issuers. TempFund. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' domestic issuer, and for purposes of TempFund's investments, the Trust also considers an issuer to be a United States' domestic issuer even if it is organized outside of a United States' jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States' jurisdiction.

Foreign Exposure. TempCash, MuniFund and MuniCash. Securities issued by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.

Interest Rate Risk. All Funds. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of a Fund's assets may not enable the Fund to maintain a stable NAV of $1.00 per share.

Leverage Risk. All Funds. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of a Fund's investment portfolio. The Funds do not currently intend to employ investment strategies that involve leverage risk.

Liquidity. All Funds. The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Municipal Obligations. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. In making investments, each Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither a Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, a Fund and its shareholders could be subject to substantial tax liabilities.

Special Risks Affecting the California Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal Obligations to timely meet their continuing obligations with respect to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the NAV of the Fund's portfolio.

General obligation bonds of the State of California are currently rated A and A1, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Obligations. Financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

The Fund may from time to time invest in electric revenue issues. The financial performance of certain of these utilities has been severely impacted as the industry moves toward deregulation and increased competition. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected power outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. All of these factors could materially adversely affect electric utility issuers.

Special Risks Affecting the New York Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have historically experienced serious financial difficulties. These difficulties have historically jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

The risk of a downturn in the financial markets, and the New York economy in particular, however, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York State will experience some decline, and spending pressure related to the cleanup and economic redevelopment of the World Trade Center site will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

General obligation bonds of the State of New York are currently rated AA and A2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

The Fund may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

Management of the Funds

================================================================================

Investment Adviser
BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $272.8 billion of assets under management as of December 31, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

As investment adviser, BIMC manages each Fund and is responsible for all purchases and sales of the Funds' securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, have contractually agreed to waive some fees otherwise payable to them and reimburse expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 2002, the Funds paid BIMC and PFPC the following advisory and administration fees, net of waivers, as a percentage of each Fund's average daily net assets:

                      Administration Fees
                          received by      Investment Advisory
 Fund                    BIMC and PFPC    Fees received by BIMC

TempFund                     0.08%                0.07%

TempCash                     0.09%                0.08%

FedFund                      0.10%                0.08%

T-Fund                       0.10%                0.08%

Federal Trust Fund           0.09%                0.06%

Treasury Trust Fund          0.10%                0.07%

MuniFund                     0.08%                0.08%

MuniCash                     0.09%                0.09%

California Money Fund        0.08%                0.09%

New York Money Fund          0.08%                0.09%

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by each Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information

================================================================================

Price of Fund Shares
A Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Currently, the only days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veterans' Day. The net asset value of each Fund, except TempFund, TempCash, FedFund and T-Fund, is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 PM Eastern
Time). The net asset value of TempFund, TempCash, FedFund and T-Fund is determined as of 6:00 PM Eastern Time. In addition, each Fund may elect, in its discretion if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

The net asset value per share of each class of a Fund's shares is calculated by adding the value of all securities and other assets of a Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares
Shares of each of the Funds are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to the Funds' Office in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-797-2350) or until 3:00 PM Eastern Time through the Funds' internet-based order entry program.

The chart below outlines the deadlines for execution of purchase orders for the Funds' Cash Management Shares. Purchase orders accepted by PFPC by the deadline and for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM Eastern Time for TempFund, TempCash and T-Fund) will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM, East-ern Time for TempFund, TempCash and T-Fund) will not be accepted, and notice thereof will be given to the institution placing the order. After prompt inquiry by a Fund, it will return to a sending institution any payments for purchase orders which are not received or accepted. Each of the Funds may at its discretion reject any purchase order for Cash Management Shares.

 Portfolio                                                       Time

TempFund*                                                5:30 PM Eastern Time

TempCash*                                                5:30 PM Eastern Time

FedFund                                                  5:00 PM Eastern Time

T-Fund*                                                  5:30 PM Eastern Time

Federal Trust Fund                                       2:30 PM Eastern Time

Treasury Trust Fund                                      2:30 PM Eastern Time

MuniFund                                                 2:30 PM Eastern Time

MuniCash                                                 2:30 PM Eastern Time

California Money Fund**                                  1:00 PM Eastern Time

New York Money Fund                                     12:00 Noon Eastern Time

* Purchase orders placed for Cash Management Shares between 3:00 PM and 5:30 PM Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders or to reject an order for any reason.
**Purchase orders for Cash Management Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders or to reject an order for any reason.

Payment for Cash Management Shares of a Fund may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution for Cash Management Shares is $5,000.00. (However, institutional investors may set a higher minimum for their customers). There is no minimum subsequent investment.

Cash Management Shares of the Funds are sold without charge by a Fund. Institutional investors purchasing or holding Cash Management Shares of the Funds for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Cash Management Shares of the Funds. An institution purchasing Cash Management Shares of the Fund on behalf of its customers is responsible for transmitting orders to a Fund in accordance with its customer agreements.

Redemption of Shares
Redemption orders must be transmitted to the Funds' office in Wilmington, Delaware in the manner described under "Purchase of Shares." Cash Management Shares are redeemed without charge by a Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

On any Business Day, payment for redeemed Cash Management Shares of the Funds is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by the deadlines outlined in the chart below. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the Business Day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

 Portfolio                       Time

TempFund*                5:30 PM Eastern Time

TempCash*                5:30 PM Eastern Time

FedFund                  5:00 PM Eastern Time

T-Fund*                  5:30 PM Eastern Time

Federal Trust Fund       2:30 PM Eastern Time

Treasury Trust Fund      2:30 PM Eastern Time

MuniFund                12:00 Noon Eastern Time

MuniCash                12:00 Noon Eastern Time

California Money Fund**  1:00 PM Eastern Time

New York Money Fund     12:00 Noon Eastern Time

* Redemption orders for Cash Management Shares placed between 3:00 PM and 5:30 PM Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders that will be paid the same day.
**Redemption orders for Cash Management Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

The Funds shall have the right to redeem shares in any Cash Management Share account if the value of the account is less than $5,000 (other than due to market fluctuations), after 60-days' prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Cash Management Share account to $5,000 or more, no such redemption shall take place. If a shareholder's Cash Management share account falls below an average of $5,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month (with the exception of TempFund). Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, a Fund may redeem Cash Management Shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Funds reserve the right to vary or waive the minimum and subsequent investment requirements. An institution redeeming shares of a Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customers agreements.

Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Cash Management Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Cash Management Shares.

Cash Management Shareholder Services Plan
Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC ("Service Organizations"), may purchase Cash Management Shares. Pursuant to a Shareholder Services Plan adopted by the Trust's Board of Trustees, the Trust will enter into an agreement with each Service Organization which purchases Cash Management Shares. The agreement will require the Service Organization to provide services to its customers who are the beneficial owners of such shares in consideration of the payment of up to 0.50% (on an annualized basis) of the average daily net asset value of the Cash Management Shares held by the Service Organization. Such services are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations." Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Cash Management Shares.

Dividends and Distributions
Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Trust's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885 and will become effective after its receipt by PFPC with respect to dividends paid.

Federal Taxes
Distributions paid by TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund will generally be taxable to shareholders. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

MuniFund, MuniCash, California Money Fund and New York Money Fund anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes. You should note that a portion of the exempt-interest dividends made by these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

Dividends that are paid by California Money Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California State personal income tax, provided that at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year consists of exempt-interest obligations, and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60-days of the close of the Fund's taxable year. However, dividends paid to corporate shareholders subject to California State franchise tax or California State corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California State personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations, such dividends will be subject to California State personal income tax, even though such dividends may be exempt for federal income tax purposes.

The New York Money Fund intends to comply with certain state tax requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes). Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

                                  *    *    *

PFPC, as transfer agent, will send each of the Funds' shareholders, or their authorized representative, an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment. Additionally, PFPC will send the shareholders of the California Money Fund and New York Money Fund, or their authorized representatives, an annual statement regarding, as applicable California, New York State and New York City tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Financial Highlights

================================================================================

The financial highlights tables are intended to help you understand the financial performance of the Cash Management Shares of each Fund for the past five years, or since inception, whichever is longer. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

TempFund Cash Management Shares
The table below sets forth selected financial data for a TempFund Cash Management Share outstanding throughout each period presented.

                                                ------------------------------------------------------------

                                                                               One Month    For the Period
                                                                                 Ended      June 14, 1999/1/
                                                   Year Ended October 31,     October 31,       Through
                                                  2002      2001      2000      1999/2/      September 30,
Net Asset Value, Beginning of Period            $   1.00  $   1.00  $   1.00   $   1.00        $   1.00
                                                --------  --------  --------   --------        --------
Income From Investment Operations:
  Net Investment Income                         $ 0.0136  $ 0.0427  $ 0.0561   $ 0.0041        $ 0.0135
                                                --------  --------  --------   --------        --------
Less Distributions:
Dividends to Shareholders From Net Investment
 Income                                         $(0.0136) $(0.0427) $(0.0561)  $(0.0041)       $(0.0135)
                                                --------  --------  --------   --------        --------
Net Asset Value, End of Period                  $   1.00  $   1.00  $   1.00   $   1.00        $   1.00
                                                ========  ========  ========   ========        ========
Total Return                                        1.37%     4.35%     5.75%      4.92%/3/        4.60%/3/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                 $ 65,140  $ 58,043  $ 30,242   $ 14,069        $ 13,789
Ratio of Expenses to Average Daily Net Assets       0.68%     0.68%     0.68%      0.68%/3/        0.68%/3/
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                        0.68%     0.68%     0.68%      0.68%/3/        0.68%/3/
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                                0.68%     0.70%     0.70%      0.70%/3/        0.71%/3/
Ratio of Net Investment Income to Average Daily
 Net Assets                                         1.34%     3.93%     5.68%      4.81%/3/        4.57%/3/
                                                ------------------------------------------------------------

/1/ Commencement of Operations.
/2/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/3/ Annualized.

TempCash Dollar Shares
TempCash Cash Management Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each period presented.

                                          --------------------------------------------------------------------

                                                                         One Month
                                                                           Ended
                                             Year Ended October 31,     October 31,   Year Ended September 30,
                                            2002      2001      2000      1999/1/       1999         1998
Net Asset Value, Beginning of Period      $   1.00  $   1.00  $   1.00   $   1.00     $   1.00     $   1.00
                                          --------  --------  --------   --------      --------     --------
Income From Investment Operations:
  Net Investment Income                   $ 0.0168  $ 0.0458  $ 0.0588   $ 0.0042     $ 0.0471     $ 0.0527
                                          --------  --------  --------   --------      --------     --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                        $(0.0168) $(0.0458) $(0.0588)  $(0.0042)    $(0.0471)    $(0.0527)
                                          --------  --------  --------   --------      --------     --------
Net Asset Value, End of Period            $   1.00  $   1.00  $   1.00   $   1.00     $   1.00     $   1.00
                                          ========  ========  ========   ========      ========     ========
Total Return                                  1.70%     4.67%     6.04%      5.06%/2/     4.82%        5.41%
Ratios/Supplemental Data:
Net Assets, End of Period (000)           $402,137  $447,082  $427,625   $401,426     $378,010     $503,809
Ratio of Expenses to Average Daily
 Net Assets                                   0.43%     0.43%     0.43%      0.43%/2/     0.43%        0.43%
Ratio of Expenses to Average Daily
 Net Assets (including custody credits)       0.43%     0.43%     0.43%      0.43%/2/     0.43%        0.43%
Ratio of Expenses to Average Daily
 Net Assets (excluding waivers)               0.50%     0.54%     0.56%      0.59%/2/     0.55%        0.57%
Ratio of Net Investment Income to Average
 Daily Net Assets                             1.71%     4.56%     5.89%      4.94%/2/     4.70%        5.27%
                                          --------------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

FedFund Dollar Shares
FedFund Cash Management Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a FedFund Dollar Share outstanding throughout each year presented.

                                                           -------------------------------------------------

                                                                        Year Ended October 31,
                                                             2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income                                    $ 0.0158  $ 0.0444  $ 0.0569  $ 0.0458  $ 0.0510
                                                           --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment Income       $(0.0158) $(0.0444) $(0.0569) $(0.0458) $(0.0510)
                                                           --------  --------  --------  --------  --------
Net Asset Value, End of Period                             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           ========  ========  ========  ========  ========
Total Return                                                   1.60%     4.53%     5.84%     4.69%     5.23%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                            $635,685  $814,186  $216,511  $ 34,611  $ 30,459
Ratio of Expenses to Average Daily Net Assets                  0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (including
 custody credits)                                              0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                      0.50%     0.52%     0.54%     0.53%     0.53%
Ratio of Net Investment Income to Average Daily Net Assets     1.61%     4.18%     6.04%     4.56%     5.10%
                                                           -------------------------------------------------

T-Fund Cash Management Shares
The table below sets forth selected financial data for a T-Fund Cash Management Share outstanding throughout each period presented.

                                                                  ---------------------------------------------

                                                                                                For the Period
                                                                                                May 17, 1999/1/
                                                                                                   Through
                                                                     Year Ended October 31,      October 31,
                                                                    2002      2001      2000         1999
Net Asset Value, Beginning of Period                              $   1.00  $   1.00  $   1.00     $   1.00
                                                                  --------  --------  --------     --------
Income From Investment Operations:
  Net Investment Income                                           $ 0.0129  $ 0.0404  $ 0.0529     $ 0.0197
                                                                  --------  --------  --------     --------
Less Distributions:
Dividends to Shareholders From Net Investment Income              $(0.0129) $(0.0404) $(0.0529)    $(0.0197)
                                                                  --------  --------  --------     --------
Net Asset Value, End of Period                                    $   1.00  $   1.00  $   1.00     $   1.00
                                                                  ========  ========  ========     ========
Total Return                                                          1.29%     4.11%     5.42%        4.37%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                   $ 79,717  $ 45,678  $ 62,480     $  3,252
Ratio of Expenses to Average Daily Net Assets                         0.70%     0.70%     0.70%        0.70%/2/
Ratio of Expenses to Average Daily Net Assets (including custody
 credits)                                                             0.70%     0.69%     0.69%        0.70%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)     0.76%     0.77%     0.78%        0.78%/2/
Ratio of Net Investment Income to Average Daily Net Assets            1.27%     3.99%     5.31%        4.43%/2/
                                                                  ---------------------------------------------

/1/ Commencement of Operations.
/2 /Annualized.

Federal Trust Fund Dollar Shares
Federal Trust Fund Cash Management Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a Federal Trust Dollar Share outstanding throughout each year presented.

                                                                  -------------------------------------------------

                                                                               Year Ended October 31,
                                                                    2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                              $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                  --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income                                           $ 0.0158  $ 0.0440  $ 0.0568  $ 0.0453  $ 0.0504
                                                                  --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment Income              $(0.0158) $(0.0440) $(0.0568) $(0.0453) $(0.0504)
                                                                  --------  --------  --------  --------  --------
Net Asset Value, End of Period                                    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                  ========  ========  ========  ========  ========
Total Return                                                          1.59%     4.49%     5.83%     4.63%     5.17%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                   $  4,675  $ 14,253  $ 13,200  $ 27,539  $ 38,633
Ratio of Expenses to Average Daily Net Assets                         0.44%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (including custody
 credits)                                                             0.44%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (excluding waivers)     0.53%     0.56%     0.59%     0.57%     0.54%
Ratio of Net Investment Income to Average Daily Net Assets            1.64%     4.39%     5.59%     4.51%     5.04%
                                                                  -------------------------------------------------

Treasury Trust Fund Cash Management Shares
The table below sets forth selected financial data for a Treasury Trust Fund Cash Management Share outstanding throughout each period presented.

                                                                          ----------------------------------

                                                                             Year         For the Period
                                                                             Ended      December 11, 2000/2/
                                                                          October 31,         through
                                                                            2002/1/      October 31, 2001
Net Asset Value, Beginning of Period                                       $   1.00          $   1.00
                                                                           --------          --------
Income from Investment Operations
  Net Investment Income                                                    $ 0.0116          $ 0.0331
                                                                           --------          --------
Less Distributions:
Dividends to Shareholders from Net Investment Income                       $(0.0116)         $(0.0331)
                                                                           --------          --------
Net Asset Value, End of Period                                             $   1.00          $   1.00
                                                                           ========          ========
Total Return                                                                   1.61%/3/          3.78%/3/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                                  --          $  8,363
Ratio of Expenses to Average Daily Net Assets                                  0.69%/3/          0.76%/3/
Ratio of Expenses to Average Daily Net Assets (including custody credits)      0.69%/3/          0.76%/3/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)              0.76%/3/          0.85%/3/
Ratio of Net Investment Income to Average Daily Net Assets                     1.22%/3/          4.42%/3/
                                                                          ----------------------------------

/1/ There were no Treasury Trust Fund Cash Management Shares outstanding during the period October 16, 2002 to October 31, 2002.
/2/ Commencement of Operations.
/3/ Annualized.

MuniFund Cash Management Shares
The table below sets forth selected financial data for a MuniFund Cash Management Share outstanding throughout each period presented.

                                                                  -------------------------------------------------

                                                                                                    For the Period
                                                                                                   June 14, 1999/2/
                                                                       Year Ended October 31,          Through
                                                                    2002/1/      2001      2000    October 31, 1999
Net Asset Value, Beginning of Period                              $   1.00     $   1.00  $   1.00      $   1.00
                                                                  --------     --------  --------      --------
Income From Investment Operations
  Net Investment Income                                           $ 0.0085     $ 0.0252  $ 0.0329      $ 0.0099
                                                                  --------     --------  --------      --------
Less Distributions:
Dividends to Shareholders from
Net Investment Income                                             $(0.0085)    $(0.0252) $(0.0329)     $(0.0099)
                                                                  --------     --------  --------      --------
Net Asset Value, End of Period                                    $   1.00     $   1.00  $   1.00      $   1.00
                                                                  ========     ========  ========      ========
Total Return                                                          0.91%/3/     2.55%     3.34%         2.61%/3/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                   $ 11,197     $  4,763  $  3,663      $  2,712
Ratio of Expenses to Average Daily Net Assets                         0.70%/3/     0.70%     0.70%         0.70%/3/
Ratio of Expenses to Average Daily Net Assets (including custody
 credits)                                                             0.69%/3/     0.69%     0.69%         0.70%/3/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)     0.87%/3/     0.89%     0.90%         0.92%/3/
Ratio of Net Investment Income to Average Daily Net Assets            0.90%/3/     2.39%     3.33%         2.58%/3/
                                                                  -------------------------------------------------

/1/ There were no MuniFund Cash Management Shares outstanding during the period
    December 18, 2001 to January 10, 2002.
/2/ Commencement of Operations.
/3/ Annualized.

MuniCash Cash Management Shares
The table below sets forth selected financial data for a MuniCash Cash Management Share outstanding throughout each period presented.

                                                                          -----------------------------

                                                                                        For the period
                                                                                           March 2,
                                                                             Year          2001/2/
                                                                             Ended         through
                                                                          October 31,    October 31,
                                                                            2002/1/          2001
Net Asset Value, Beginning of Period                                       $   1.00        $   1.00
                                                                           --------        --------
Income From Investment Operations:
  Net Investment Income                                                    $ 0.0101        $ 0.0163
                                                                           --------        --------
Less Distributions:
Dividends to Shareholders From Net Investment Income                       $(0.0101)       $(0.0163)
                                                                           --------        --------
Net Asset Value, End of Period                                             $   1.00        $   1.00
                                                                           ========        ========
Total Return                                                                   1.01%/3/        2.47%/3/
Ratio/Supplemental Data
Net Assets, End of Period (000)                                                  --        $  5,118
Ratio of Expenses to Average Daily Net Assets                                  0.70%/3/        0.69%/3/
Ratio of Expenses to Average Daily Net Assets (including custody credits)      0.69%/3/        0.69%/3/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)              0.87%/3/        0.89%/3/
Ratio of Net Investment Income to Average Daily Net Assets                     1.07%/3/        2.36%/3/
                                                                          -----------------------------

/1/ There were no MuniCash Cash Management Shares outstanding during the period
    October 16, 2002 to October 31, 2002.
/2/ Commencement of Operations.
/3/ Annualized.

California Money Fund Dollar Shares
The California Money Fund Cash Management Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a California Money Fund Dollar Share outstanding throughout each period presented.

                                              ------------------------------------------------------------------

                                                                            Nine Months
                                                                               Ended
                                                 Year Ended October 31,     October 31,   Year Ended January 31,
                                                2002      2001      2000      1999/1/       1999        1998
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00   $   1.00     $   1.00    $   1.00
                                              --------  --------  --------   --------      --------   --------
Income From Investment Operations:
  Net Investment Income                       $ 0.0107  $ 0.0246  $ 0.0301   $ 0.0182     $ 0.0280    $ 0.0309
                                              --------  --------  --------   --------      --------   --------
Less Distributions:
Dividends to Shareholders From Net Investment
 Income                                       $(0.0107) $(0.0246) $(0.0301)  $(0.0182)    $(0.0280)   $(0.0309)
                                              --------  --------  --------   --------      --------   --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00   $   1.00     $   1.00    $   1.00
                                              ========  ========  ========   ========      ========   ========
Total Return                                      1.07%     2.49%     3.05%      2.48%/2/     2.84%       3.14%
Ratios/Supplemental Data:
Net Assets, End of Period (000)               $ 29,922  $ 27,460  $ 10,212   $  8,288     $139,601    $130,547
Ratio of Expenses to Average Daily Net Assets     0.45%     0.45%     0.45%      0.45%/2/     0.45%       0.45%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.45%     0.44%     0.45%      0.45%/2/     0.45%       0.45%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.67%     0.69%     0.69%      0.70%/2/     0.70%       0.71%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.12%     2.45%     2.98%      2.43%/2/     2.77%       3.09%
                                              ------------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

New York Money Fund Institutional Shares
The New York Money Fund Cash Management Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a New York Money Fund Institutional Share outstanding throughout each period presented.

                                              ---------------------------------------------------------------

                                                                               Three
                                                                              Months
                                                                               Ended
                                                 Year Ended October 31,     October 31,   Year Ended July 31,
                                                2002      2001      2000      1999/1/       1999      1998
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              --------  --------  --------   --------     --------  --------
Income from Investment Operations:
  Net Investment Income                       $ 0.0131  $ 0.0285  $ 0.0364   $ 0.0076     $ 0.0289  $ 0.0336
                                              --------  --------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders from Net Investment
 Income                                       $(0.0131) $(0.0285) $(0.0364)  $(0.0076)    $(0.0289) $(0.0336)
                                              --------  --------  --------   --------     --------  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              ========  ========  ========   ========     ========  ========
Total Return                                      1.32%     2.89%     3.71%      3.06%/2/     2.93%     3.41%
Ratios/Supplemental Data:
Net Assets, End of Period (000)               $362,077  $369,989  $302,194   $323,247     $295,728  $318,091
Ratio of Expenses to Average Daily Net Assets     0.20%     0.20%     0.20%      0.20%/2/     0.20%     0.20%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.19%     0.19%     0.19%      0.20%/2/     0.20%     0.20%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.41%     0.44%     0.46%      0.50%/2/     0.48%     0.48%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.31%     2.82%     3.61%      3.02%/2/     2.87%     3.35%
                                              ---------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

How To Contact BlackRock Provident Institutional Funds

For purchases and redemption orders only call: 800-441-7450

For yield information call: 800-821-6006
    TempFund Cash Management Shares Code: H3
    TempCash Cash Management Shares Code: H4
    FedFund Cash Management Shares Code: U2
    T-Fund Cash Management Shares Code: N3
    Federal Trust Fund Cash Management Shares Code: U1
    Treasury Trust Fund Cash Management Shares Code: N4
    MuniFund Cash Management Shares Code: K3
    MuniCash Cash Management Shares Code: K4
    California Money Fund Cash Management Shares Code: R3
    New York Money Fund Cash Management Shares Code: R4

For other information call: 800-821-7432 or visit our website at www.brpif.com

Written correspondence may be sent to:
    BlackRock Provident Institutional Funds
    100 Bellevue Parkway
    Wilmington, DE 19809

                           Where to Find More Information

                           The Statement of Additional Information (the "SAI") includes additional information about the Trust's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about each Fund's investments, performance and portfolio holdings.

                           Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Trust's web site at www.brpif.com.

                           Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


BPIF-P-003                 The BlackRock Provident Institutional Funds 1940 Act
                             File No. is 811-2354.

                                    [GRAPHIC]


--------------------------------------------------------------------------------


       The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.



       Cash Reserve
       Shares

       Investment Portfolios
       offered by
       BlackRock Provident
       Institutional Funds

       Prospectus

       January 31, 2003

       [LOGO] BLACKROCK
       PROVIDENT INSTITUTIONAL FUNDS

Table of Contents

================================================================================


                                                                Page
                                                                ----
           Introduction........................................   1

           Risk/Return Summary.................................   2

               Investment Goals................................   2

               Principal Investment Policies...................   3

               Principal Risks of Investing....................   5

               Performance Information.........................   7

           Fees and Expenses...................................  17

           More Information on Strategies, Investments and Risk  23

           Management of the Funds.............................  31

           Shareholder Information.............................  32

               Price of Fund Shares............................  32

               Purchase of Shares..............................  32

               Redemption of Shares............................  33

               Cash Reserve Shareholder Services Plan..........  35

               Dividends and Distributions.....................  35

               Federal Taxes...................................  35

               State and Local Taxes...........................  36

           Financial Highlights................................  37

Introduction

================================================================================

Welcome to the BlackRock Provident Institutional Funds Prospectus for Cash Reserve Shares.

The Prospectus has been written to provide you with information you need to make an informed decision about whether to invest in Cash Reserve Shares of the BlackRock Provident Institutional Funds (the "Trust").

This Prospectus contains information about the Cash Reserve Shares of all ten of the Trust's portfolios (each a "Fund" and collectively the "Funds").

Cash Reserve Shares are sold to institutions that have entered into servicing agreements with the Trust in connection with their investments.

The Funds are offered to banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Risk/Return Summary

================================================================================


Investment Goals:
Each Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per share.

Fund                  Investment Goal
----                  ---------------
TempFund              Each Fund seeks as high a level of current income as is
TempCash              consistent with liquidity and stability of principal.
FedFund
T-Fund
Federal Trust Fund
Treasury Trust Fund
---------------------------------------------------------------------------------------
MuniFund              Each Fund seeks as high a level of current income exempt
MuniCash              from federal income tax as is consistent with liquidity and stability of principal.
---------------------------------------------------------------------------------------
California Money Fund The Fund seeks as high a level of current income that is exempt from federal income tax and, to the extent possible, from California State personal income tax as is consistent with liquidity and stability of principal.
---------------------------------------------------------------------------------------
New York Money Fund   The Fund seeks as high a level of current income that is
                      exempt from federal income tax and, to the extent possible, from New York State and New York City personal income
                      taxes as is consistent with liquidity and stability of principal.

Except for MuniFund and MuniCash, the investment goal of each Fund may be changed by the Trust's Board of Trustees without shareholder approval.

Principal Investment Policies:
Each Fund invests in a portfolio of securities maturing in 397 days or less and will have a dollar-weighted average maturity of 90 days or less.

TempFund
TempFund invests in a broad range of U.S. dollar-denominated money market instruments, including government, bank, and commercial obligations and repurchase agreements secured by such obligations.

TempCash
TempCash invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements secured by such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements secured by such obligations.

FedFund
Under normal circumstances, FedFund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations.

T-Fund
Under normal circumstances, T-Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements secured by direct Treasury obligations.

Federal Trust Fund
Under normal circumstances, Federal Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state income tax.

Treasury Trust Fund
Under normal circumstances, Treasury Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, such as Treasury bills, notes and trust receipts. Because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities.

MuniFund
Under normal circumstances, MuniFund invests: (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political sub-divisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts (collectively, "Municipal Obligations"), the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest may, however, be subject to federal alternative minimum tax.

MuniCash
Under normal circumstances, MuniCash invests: (i) at least 80% of its net assets, plus the amount of any borrowings, in a broad range of short-term Municipal Obligations, the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest may, however, be subject to federal alternative minimum tax.

California Money Fund
The California Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in California Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from the interest on Municipal Obligations that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular federal and California State personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

New York Money Fund
The New York Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in New York Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:
All Funds
Although each Fund invests in money market instruments which the investment adviser, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Each Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The following Funds are also subject to additional principal risks:

TempCash
Because of its concentration in the financial services industry, TempCash will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. In addition, securities issued by foreign entities, including foreign banks and corporations may involve additional risks. Examples of these risks are the lack of available public information about the foreign issuer, and international economic or political developments which could affect the payment of principal and interest when due.

FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund
Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Funds.

Federal Trust Fund and Treasury Trust Fund may not enter into repurchase transactions. As a result, they may from time to time engage in portfolio trading for liquidity purposes. In selling securities prior to maturity, the Funds may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have decreased or increased since their acquisition. In addition, shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisers whether such interest income, when distributed by the Funds, will be considered by the state to have retained exempt status, and whether the Funds' capital gain and other income, if any, when distributed will be subject to the state's income tax.

MuniCash
Although MuniCash intends to invest its assets in tax-exempt obligations, the Fund is permitted to invest in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

California Money Fund and New York Money Fund
Each Fund is non-diversified. This means that each Fund may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. The California Money and New York Money Funds also concentrate their investments in California Municipal Obligations and New York Municipal Obligations, respectively. Accordingly, each Fund may experience greater fluctuations in NAV and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than California Municipal Obligations or New York Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax or New York State and New York City personal income taxes, respectively.

Performance Information

================================================================================

The Bar Charts below indicate the risks of investing in Cash Reserve Shares of each Fund by showing how the performance of Cash Reserve Shares of each Fund has varied from year to year; and by showing the average annual return for Cash Reserve Shares of each Fund. The Tables show the average annual return for the one, five and ten year, or since inception, periods for the Cash Reserve Shares of each Fund. The Bar Charts and the Tables assume reinvestment of dividends and distributions. The past performance of each Fund does not necessarily indicate how it will perform in the future.

                                    [CHART]

TempFund Cash Reserve Shares

      Net Annualized
          Returns
      --------------
2000       6.19%/1/
2001       3.71%
2002       1.33%

May, 2000 - December, 2002

/1/ TempFund Cash Reserve Shares commenced operations on May 30, 2000. and did hot have a full calendar year of performance for the year ended December 31, 2000. The performance shown for the year ended December 31, 2000 is that of the Fund's Dollar Shares. The Fund's Dollar Shares and Cash Reserve Shares should have returns that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           Best Quarter Worst Quarter
                              1.55%         0.28%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                     Since Inception
                             1 Year  (May 30, 2000)
TempFund Cash Reserve Shares 1.33%        3.36%
                                  7-Day Yield
                             As of December 31, 2002
TempFund Cash Reserve Shares           0.93%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

TempCash Dollar Shares/1/

      Net Annualized
         Returns
      --------------
1993      2.90%
1994      4.05%
1995      5.77%
1996      5.19%
1997      5.37%
1998      5.30%
1999      4.88%
2000      6.23%
2001      3.93%
2002      1.55%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.60%         0.33%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                 1 Year 5 Years 10 Years

        TempCash Dollar Shares/1/                1.55%   4.36%   4.51%

                                                       7-Day Yield
                                                 As of December 31, 2002

        TempCash Dollar Shares/1/                        1.12%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1 /Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

FedFund Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.86%
1994       3.97%
1995       5.67%
1996       5.09%
1997       5.22%
1998       5.13%
1999       4.76%
2000       6.03%
2001       3.81%
2002       1.45%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                         1 Year 5 Years 10 Years

                FedFund Dollar Shares/1/ 1.45%   4.22%   4.39%

                                               7-Day Yield
                                         As of December 31, 2002

                FedFund Dollar Shares/1/         1.02%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1 /Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

T-Fund Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.82%
1994       3.66%
1995       5.61%
1996       5.08%
1997       5.19%
1998       5.09%
1999       4.64%
2000       5.90%
2001       3.64%
2002       1.41%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.54%         0.28%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                        1 Year 5 Years 10 Years

                T-Fund Dollar Shares/1/ 1.41%   4.12%   4.31%

                                              7-Day Yield
                                        As of December 31, 2002

                T-Fund Dollar Shares/1/         0.94%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1 /Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

Federal Trust Fund Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.81%
1994       3.99%
1995       5.58%
1996       5.01%
1997       5.13%
1998       5.07%
1999       4.73%
2000       6.02%
2001       3.77%
2002       1.44%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                              1 Year 5 Years 10 Years

          Federal Trust Fund Dollar Shares/1/ 1.44%   4.19%   4.35%

                                                    7-Day Yield
                                              As of December 31, 2002

          Federal Trust Fund Dollar Shares/1/         0.99%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1 /Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

Treasury Trust Fund Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.71%
1994       3.73%
1995       5.41%
1996       4.87%
1997       4.94%
1998       4.74%
1999       4.36%
2000       5.61%
2001       3.56%
2002       1.32%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.46%         0.27%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                               1 Year 5 Years 10 Years

          Treasury Trust Fund Dollar Shares/1/ 1.32%   3.90%   4.11%

                                                  7-Day Yield As of
                                                  December 31, 2002

          Treasury Trust Fund Dollar Shares/1/         0.87%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1 /Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

MuniFund Cash Reserve Shares

      Net Annualized
          Returns
      --------------
2000       3.70%/1/
2001       2.23%
2002       0.95%

August, 2000 - December, 2002

/1/ MuniFund Cash Reserve Shares commenced operations on August 4, 2000, and did not have a full calendar year of performance for the year ended December 31, 2000. The performance shown for the year ended December 31, 2000 is that of the Fund's Dollar Shares. The Fund's Dollar Shares and Cash Reserve Shares should have returns that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                           Best Quarter Worst Quarter
                              0.94%         0.91%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                  Since Inception
                                           1 Year (August 4, 2000)

              MuniFund Cash Reserve Shares 0.95%       1.96%
                                                 7-Day Yield
                                           As of December 31, 2002

              MuniFund Cash Reserve Shares            0.96%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

MuniCash Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.09%
1994       2.58%
1995       3.66%
1996       3.26%
1997       3.40%
1998       3.22%
1999       2.93%
2000       3.84%
2001       2.63%
2002       1.25%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.01%         0.31%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                         1 Year 5 Years 10 Years

               MuniCash Dollar Shares/1/ 1.25%   2.77%   2.88%

                                            7-Day Yield As of
                                            December 31, 2002

               MuniCash Dollar Shares/1/         1.32%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1 /Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

          [CHART]

California Money Fund Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.01%
1994       2.48%
1995       3.39%
1996       2.96%
1997       3.14%
1998       2.88%
1999       2.57%
2000       3.12%
2001       2.09%
2002       1.04%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              0.85%         0.26%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                1 Year 5 Years 10 Years

         California Money Fund Dollar Shares/1/ 1.04%   2.34%   2.57%

                                                      7-Day Yield
                                                As of December 31, 2002

         California Money Fund Dollar Shares/1/         1.04%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1 /Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

New York Money Fund Institutional Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.22%
1994       2.63%
1995       3.69%
1996       3.30%
1997       3.48%
1998       3.22%
1999       2.99%
2000       3.80%
2001       2.47%
2002       1.27%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.00%         0.32%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                  1 Year 5 Years 10 Years

      New York Money Fund Institutional Shares/1/ 1.27%   2.74%   2.90%

                                                        7-Day Yield
                                                  As of December 31, 2002

      New York Money Fund Institutional Shares/1/         1.32%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1 /Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Institutional Shares of the Fund, which is the only share class of the Fund with a ten year history; the Institutional Shares are offered by a separate prospectus. Institutional Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

Fees and Expenses

================================================================================

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

TempFund Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.08%

Other Expenses                            0.50%
  Administration Fees                              0.09%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.01%

Total Annual Fund Operating Expenses      0.58%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.00)%

Net Annual Fund Operating Expenses/1/     0.58%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

TempCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.11%

Other Expenses                            0.53%
  Administration Fees                              0.12%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.01%

Total Annual Fund Operating Expenses      0.64%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.06)%

Net Annual Fund Operating Expenses/1/     0.58%
                                          =====

/1 /The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

FedFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.11%

Other Expenses                            0.55%
  Administration Fees                              0.13%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.02%

Total Annual Fund Operating Expenses      0.66%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.06)%

Net Annual Fund Operating Expenses/1/     0.60%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

T-Fund Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.11%

Other Expenses                            0.54%
  Administration Fees                              0.12%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.02%

Total Annual Fund Operating Expenses      0.65%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.05)%

Net Annual Fund Operating Expenses/1/     0.60%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Federal Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.11%

Other Expenses                            0.59%
  Administration Fees                              0.14%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.05%

Total Annual Fund Operating Expenses      0.70%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.10)%

Net Annual Fund Operating Expenses/1/     0.60%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Treasury Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.11%

Other Expenses                            0.57%
  Administration Fees                              0.14%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.03%

Total Annual Fund Operating Expenses      0.68%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.08)%

Net Annual Fund Operating Expenses/1/     0.60%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniFund Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.17%

Other Expenses                            0.60%
  Administration Fees                              0.17%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.03%

Total Annual Fund Operating Expenses      0.77%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.17)%

Net Annual Fund Operating Expenses/1/     0.60%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.17%

Other Expenses                            0.59%
  Administration Fees                              0.17%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.02%

Total Annual Fund Operating Expenses/1/   0.76%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.16)%

Net Annual Fund Operating Expenses        0.60%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

California Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.20%

Other Expenses                            0.62%
  Administration Fees                              0.19%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.03%

Total Annual Fund Operating Expenses      0.82%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.22)%

Net Annual Fund Operating Expenses/1/     0.60%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

New York Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.20%

Other Expenses                            0.61%
  Administration Fees                              0.19%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.02%

Total Annual Fund Operating Expenses      0.81%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.21)%

Net Annual Fund Operating Expenses/1/     0.60%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Example
This Example is intended to help you compare the cost of investing in the Funds' Cash Reserve Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Cash Reserve Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Cash Reserve Shares operating expenses (before waivers) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 Fund                 1 Year 3 Years 5 Years 10 Years

TempFund               $59    $186    $324    $  726

TempCash               $65    $205    $357    $  798

FedFund                $67    $211    $368    $  822

T-Fund                 $66    $208    $362    $  810

Federal Trust Fund     $72    $224    $390    $  871

Treasury Trust Fund    $69    $218    $379    $  847

MuniFund               $79    $246    $428    $  954

MuniCash               $78    $243    $422    $  942

California Money Fund  $84    $262    $455    $1,014

New York Money Fund    $83    $259    $450    $1,002

MORE INFORMATION ON STRATEGIES, INVESTMENTS AND RISK

Investment Strategies
Each Fund's investment goal is described earlier under the Risk/Return Summary. The following is information concerning the investment strategies of the Funds.

All Funds
Each Fund invests in securities maturing within 13 months or less (12 months or less with respect to Treasury Trust Fund) from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 13 months (12 months with respect to Treasury Trust Fund) if such securities provide for adjustments in their interest rates not less frequently than every 13 months (12 months with respect to Treasury Trust Fund). The securities purchased by a Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the Securities and Exchange Commission (the "SEC").

TempFund, TempCash and MuniFund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (for TempFund, by all NRSROs that rate a security), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

MuniCash, California Money Fund and New York Money Fund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs, or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

TempFund, TempCash, MuniFund and MuniCash
Pursuant to Rule 2a-7 under the 1940 Act, each Fund will generally limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of a Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that a Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

MuniFund, MuniCash, California Money Fund and New York Money Fund
During periods of unusual market conditions or during temporary defensive periods, each Fund may depart from its principal investment strategies. Each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

California Money Fund and New York Money Fund
Substantially all of the Funds' assets are invested in Municipal Obligations. The California Money Fund and New York Money Fund expect that they will invest at least 80% of their respective net assets in California Municipal Obligations and New York Municipal Obligations, respectively. Dividends, regardless of their source, may be subject to local taxes.

Investments
The section below describes the particular types of securities in which a Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Asset-Backed Obligations. TempFund and TempCash. Each Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets. TempCash may also invest in collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Bank Obligations. TempFund and TempCash. Each Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, certificates of deposit, bankers' acceptances, bank notes and time deposits issued or supported by the credit of domestic banks or savings institutions (and, with respect to TempCash, including U.S. dollar-denominated instruments issued or supported by the credit of foreign banks or savings institutions) having total assets at the time of purchase in excess of $1 billion. Each Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's assets. TempCash may also invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risk.

Borrowing. All Funds. During periods of unusual market conditions, each Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Funds will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. No Fund will purchase portfolio securities while borrowings in excess of 5% of such Fund's total assets are outstanding.

Commercial Paper. TempFund and TempCash. Each Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements. In addition, commercial paper purchased by TempCash may include instruments issued by foreign issuers, such as Canadian commercial paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Funding Agreements. TempCash. The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements, issued by highly rated U.S. insurance companies. Funding Agreement investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

Illiquid Securities. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. No Fund will invest more than 10% of the value of its respective net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Investment Company Securities. All Funds. Each Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Municipal Obligations. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Although each Fund may purchase Municipal Obligations subject to the federal alternative minimum tax, MuniFund, California Money Fund and New York Money Fund do not currently intend to do so. Other Municipal Obligations in which each Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. Each Fund may also invest in "moral obligation" bonds, which are bonds that are supported by the moral commitment, but not the legal obligation, of a state or community.

TempFund and TempCash. In addition, TempFund and TempCash may, when deemed appropriate by the Adviser in light of their respective investment objective, invest in high quality, short-term Municipal Obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Repurchase Agreements. TempFund, TempCash, FedFund and T-Fund. Each Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. TempFund, TempCash, FedFund and T-Fund. Each Fund may enter into reverse repurchase agreements. A Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Each Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Stand-by Commitments. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in their respective portfolios. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

U.S. Government Obligations. TempFund, TempCash, FedFund and Federal Trust
Fund. Each Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

U.S. Treasury Obligations. T-Fund and Treasury Trust Fund. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities program.

Variable and Floating Rate Instruments. All Funds. Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

When-Issued and Delayed Settlement Transactions. All Funds. Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. Each Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. No Fund intends to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. No Fund receives income from when-issued or delayed settlement securities prior to delivery of such securities.

Risk Factors
The principal risks of investing in each Fund are described above in the Risk/Return Summary. The following supplements that description.

Concentration. TempCash, California Money Fund and New York Money Fund. A substantial part of TempCash's portfolio, 25% or more, may be comprised of securities issued by companies in the financial services industry. In addition, a substantial part of the portfolios of the California Money Fund and New York Money Fund may be comprised of securities issued by the State of California and the State of New York, respectively. As a result, these Funds will be more susceptible to any economic, business, political or other developments which generally affect these sectors.

Credit Risk. All Funds. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Treasury securities and other U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with Municipal Obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Domestic Issuers. TempFund. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' domestic issuer, and for purposes of TempFund's investments, the Trust also considers an issuer to be a United States' domestic issuer even if it is organized outside of a United States' jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States' jurisdiction.

Foreign Exposure. TempCash, MuniFund and MuniCash. Securities issued by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.

Interest Rate Risk. All Funds. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of a Fund's assets may not enable the Fund to maintain a stable NAV of $1.00 per share.

Leverage Risk. All Funds. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of a Fund's investment portfolio. The Funds do not currently intend to employ investment strategies that involve leverage risk.

Liquidity. All Funds. The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Municipal Obligations. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. In making investments, each Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither a Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, a Fund and its shareholders could be subject to substantial tax liabilities.

Special Risks Affecting the California Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal Obligations to timely meet their continuing obligations with respect to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the NAV of the Fund's portfolio.

General obligation bonds of the State of California are currently rated A and A1, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Obligations. Financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

The Fund may from time to time invest in electric revenue issues. The financial performance of certain of these utilities has been severely impacted as the industry moves toward deregulation and increased competition. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected power outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. All of these factors could materially adversely affect electric utility issuers.

Special Risks Affecting the New York Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have historically experienced serious financial difficulties. These difficulties have historically jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

The risk of a downturn in the financial markets, and the New York economy in particular, however, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York State will experience some decline, and spending pressure related to the cleanup and economic redevelopment of the World Trade Center site will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

General obligation bonds of the State of New York are currently rated AA and A2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

The Fund may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

Management of the Funds

================================================================================

Investment Adviser
BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $272.8 billion of assets under management as of December 31, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

As investment adviser, BIMC manages each Fund and is responsible for all purchases and sales of the Funds' securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, have contractually agreed to waive some fees otherwise payable to them and reimburse expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 2002, the Funds paid BIMC and PFPC the following advisory and administration fees, net of waivers, as a percentage of each Fund's average daily net assets:

                      Administration Fees
                          received by      Investment Advisory
 Fund                    BIMC and PFPC    Fees received by BIMC

TempFund                     0.08%                0.07%

TempCash                     0.09%                0.08%

FedFund                      0.10%                0.08%

T-Fund                       0.10%                0.08%

Federal Trust Fund           0.09%                0.06%

Treasury Trust Fund          0.10%                0.07%

MuniFund                     0.08%                0.08%

MuniCash                     0.09%                0.09%

California Money Fund        0.08%                0.09%

New York Money Fund          0.08%                0.09%

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by each Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information

================================================================================


Price of Fund Shares
A Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). The net asset value of each Fund, except TempFund, TempCash, FedFund and T-Fund, is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 PM Eastern Time). The net asset value of TempFund, TempCash, FedFund and T-Fund is determined as of 6:00 PM Eastern Time. In addition, each Fund may elect, in its discretion if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

The net asset value per share of each class of a Fund's shares is calculated by adding the value of all securities and other assets of a Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares
Shares of each of the Funds are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to the Funds' Office in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-797-2350) or until 3:00 PM Eastern Time through the Funds' internet-based order entry program.

The chart below outlines the deadlines for execution of purchase orders for the Funds' Cash Reserve Shares. Purchase orders accepted by PFPC by the deadline and for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM Eastern Time for TempFund, TempCash and T-Fund) will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM Eastern Time for TempFund, TempCash and T-Fund) will not be accepted, and notice thereof will be given to the institution placing the order. After prompt inquiry by a Fund, it will return to a sending institution any payments for purchase orders which are not received or accepted. Each of the Funds may at its discretion reject any purchase order for Cash Reserve Shares.

 Portfolio                       Time

TempFund*                  5:30 PM Eastern Time

TempCash*                  5:30 PM Eastern Time

FedFund                    5:00 PM Eastern Time

T-Fund*                    5:30 PM Eastern Time

Federal Trust Fund         2:30 PM Eastern Time

Treasury Trust Fund        2:30 PM Eastern Time

MuniFund                   2:30 PM Eastern Time

MuniCash                   2:30 PM Eastern Time

California Money Fund**    1:00 PM Eastern Time

New York Money Fund     12:00 Noon Eastern Time

* Purchase orders for Cash Reserve Shares placed between 3:00 PM and 5:30 PM Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders or to reject an order for any reason.

**Purchase orders for Cash Reserve Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders or to reject an order for any reason.

Payment for Cash Reserve Shares of a Fund may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution for Cash Reserve Shares is $5,000. (However, institutional investors may set a higher minimum for their customers.) There is no minimum subsequent investment.

Cash Reserve Shares of the Funds are sold without charge by a Fund. Institutional investors purchasing or holding Cash Reserve Shares of the Funds for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Cash Reserve Shares of the Funds. An institution purchasing Cash Reserve Shares of the Fund on behalf of its customers is responsible for transmitting orders to a Fund in accordance with its customer agreements.

Redemption of Shares
Redemption orders must be transmitted to the Funds' Office in Wilmington, Delaware in the manner described under "Purchase of Shares." Cash Reserve Shares are redeemed without charge by a Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

On any Business Day, payment for redeemed shares of the Funds is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by the deadlines outlined in the chart below. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the next day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

 Portfolio                       Time

TempFund*                  5:30 PM Eastern Time

TempCash*                  5:30 PM Eastern Time

FedFund                    5:00 PM Eastern Time

T-Fund*                    5:30 PM Eastern Time

Federal Trust Fund         2:30 PM Eastern Time

Treasury Trust Fund        2:30 PM Eastern Time

MuniFund                12:00 Noon Eastern Time

MuniCash                12:00 Noon Eastern Time

California Money Fund**    1:00 PM Eastern Time

New York Money Fund     12:00 Noon Eastern Time

* Redemption orders for Cash Reserve Shares placed after 3:00 PM Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders that will be paid the same day.

**Redemption orders for Cash Reserve Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders that will be paid the same day.

The Funds shall have the right to redeem shares in any Cash Reserve Share account if the value of the account is less than $5,000 (other than due to market fluctuations), after 60-days' prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Cash Reserve Share account to $5,000 or more, no such redemption shall take place. If a shareholder's Cash Reserve Share account falls below an average of $5,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month (with the exception of TempFund). Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, a Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Funds reserve the right to vary or waive the minimum and subsequent investment requirements. An institution redeeming shares of a Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customers agreements.

Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Cash Reserve Shares. (See also "Management of the Fund -- Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Cash Reserve Shares.

Cash Reserve Shareholder Services Plan
Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC ("Service Organizations"), may purchase Cash Reserve Shares. Pursuant to a Shareholder Services Plan adopted by the Trust's Board of Trustees, the Trust will enter into an agreement with each Service Organization which purchases Cash Reserve Shares. The agreement will require the service organization to provide services to its customers who are the beneficial owners of such shares in consideration of the payment of up to 0.40% (on an annualized basis) of the average daily net asset value of the Cash Reserve Shares held by the Service Organization. Such services are described more fully in the Statement of Additional Information under "Management of the Fund -- Service Organizations." Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Cash Reserve Shares.

Dividends and Distributions
Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Trust's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885 and will become effective after its receipt by PFPC with respect to dividends paid.

Federal Taxes
Distributions paid by TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund will generally be taxable to shareholders. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

MuniFund, MuniCash, California Money Fund and New York Money Fund anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes. You should note that a portion of the exempt-interest dividends made by these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

Dividends that are paid by California Money Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California State personal income tax, provided that at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year consists of exempt-interest obligations, and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60-days of the close of the Fund's taxable year. However, dividends paid to corporate shareholders subject to California State franchise tax or California State corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California State personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations, such dividends will be subject to California State personal income tax, even though such dividends may be exempt for federal income tax purposes.

The New York Money Fund intends to comply with certain state tax requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes). Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

                                 *     *     *

PFPC, as transfer agent, will send each of the Funds' shareholders, or their authorized representative, an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment. Additionally, PFPC will send the shareholders of the California Money Fund, or their authorized representatives, an annual statement regarding California tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Financial Highlights

================================================================================

The financial highlights tables are intended to help you understand the financial performance of the Cash Reserve Shares of each Fund for the past five years, or since inception, whichever is longer. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

TempFund Cash Reserve Shares
The table below sets forth selected financial data for a TempFund Cash Reserve Share outstanding throughout each period presented.

                                                                          --------------------------------------

                                                                                                 For the period
                                                                                                 May 30, 2000/1/
                                                                                                    through
                                                                          Year Ended October 31,  October 31,
                                                                            2002        2001          2000
Net Asset Value, Beginning of Period                                      $   1.00    $   1.00      $   1.00
                                                                           --------   --------      --------
Income From Investment Operations:
  Net Investment Income                                                   $ 0.0146    $ 0.0437      $ 0.0258
                                                                           --------   --------      --------
Less Distributions:
Dividends to Shareholders From Net Investment Income                      $(0.0146)   $(0.0437)     $(0.0258)
                                                                           --------   --------      --------
Net Asset Value, End of Period                                            $   1.00    $   1.00      $   1.00
                                                                           ========   ========      ========
Total Return                                                                  1.47%       4.46%         6.24%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                           $178,398    $208,114      $222,325
Ratio of Expenses to Average Daily Net Assets                                 0.58%       0.58%         0.58%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)     0.58%       0.58%         0.58%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)             0.58%       0.60%         0.60%/2/
Ratio of Net Investment Income to Average Daily Net Assets                    1.47%       4.42%         6.16%/2/
                                                                          --------------------------------------

/1/ Commencement of Operations.
/2/ Annualized.

TempCash Dollar Shares
TempCash Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each period presented.

                                          ---------------------------------------------------------------

                                                                         One Month
                                                                           Ended          Year Ended
                                             Year Ended October 31,     October 31,      September 30,
                                            2002      2001      2000      1999/1/       1999      1998
Net Asset Value, Beginning of Period      $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                          --------  --------  --------   --------     --------  --------
Income From Investment Operations:
  Net Investment Income                   $ 0.0168  $ 0.0458  $ 0.0588   $ 0.0042     $ 0.0471  $ 0.0527
                                          --------  --------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                        $(0.0168) $(0.0458) $(0.0588)  $(0.0042)    $(0.0471) $(0.0527)
                                          --------  --------  --------   --------     --------  --------
Net Asset Value, End of Period            $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                          ========  ========  ========   ========     ========  ========
Total Return                                  1.70%     4.67%     6.04%      5.06%/2/     4.82%     5.41%
Ratios/Supplemental Data:
Net Assets, End of Period (000)           $402,137  $447,082  $427,625   $401,426     $378,010  $503,809
Ratio of Expenses to Average Daily Net
 Assets                                       0.43%     0.43%     0.43%      0.43%/2/     0.43%     0.43%
Ratio of Expenses to Average Daily Net
 Assets (including custody credits)           0.43%     0.43%     0.43%      0.43%/2/     0.43%     0.43%
Ratio of Expenses to Average Daily Net
 Assets (excluding waivers)                   0.50%     0.54%     0.56%      0.59%/2/     0.55%     0.57%
Ratio of Net Investment Income to Average
 Daily Net Assets                             1.71%     4.56%     5.89%      4.94%/2/     4.70%     5.27%
                                          ---------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

FedFund Dollar Shares
FedFund Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a FedFund Dollar Share outstanding throughout each year presented.

                                                     -------------------------------------------------

                                                                  Year Ended October 31,
                                                       2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                 $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                     --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income                              $ 0.0158  $ 0.0444  $ 0.0569  $ 0.0458  $ 0.0510
                                                     --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment Income $(0.0158) $(0.0444) $(0.0569) $(0.0458) $(0.0510)
                                                     --------  --------  --------  --------  --------
Net Asset Value, End of Period                       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                     ========  ========  ========  ========  ========
Total Return                                             1.60%     4.53%     5.84%     4.69%     5.23%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                      $635,685  $814,186  $216,511  $ 34,611  $ 30,459
Ratio of Expenses to Average Daily Net Assets            0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                             0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                                     0.50%     0.52%     0.54%     0.53%     0.53%
Ratio of Net Investment Income to Average
 Daily Net Assets                                        1.61%     4.18%     6.04%     4.56%     5.10%
                                                     -------------------------------------------------

T-Fund Dollar Shares
T-Fund Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a T-Fund Dollar Share outstanding throughout each year presented.

                                              -------------------------------------------------

                                                           Year Ended October 31,
                                                2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income                       $ 0.0154  $ 0.0429  $ 0.0554  $ 0.0448  $ 0.0507
                                              --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                            $(0.0154) $(0.0429) $(0.0554) $(0.0448) $(0.0507)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              ========  ========  ========  ========  ========
Total Return                                      1.55%     4.37%     5.68%     4.58%     5.21%
Ratios/Supplemental Data:
Net Assets, End of Period (000)               $448,592  $542,219  $630,801  $612,695  $777,385
Ratio of Expenses to Average Daily Net Assets     0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.45%     0.44%     0.44%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.50%     0.52%     0.53%     0.51%     0.52%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.54%     4.34%     5.54%     4.47%     5.06%
                                              -------------------------------------------------

Federal Trust Fund Dollar Shares
Federal Trust Fund Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a Federal Trust Dollar Share outstanding throughout each year presented.

                                              -------------------------------------------------

                                                           Year Ended October 31,
                                                2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income                       $ 0.0158  $ 0.0440  $ 0.0568  $ 0.0453  $ 0.0504
                                              --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From
 Net Investment Income                        $(0.0158) $(0.0440) $(0.0568) $(0.0453) $(0.0504)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              ========  ========  ========  ========  ========
Total Return                                      1.59%     4.49%     5.83%     4.63%     5.17%
Ratios/Supplemental Data:
Net Assets, End of Period (000)               $  4,675  $ 14,253  $ 13,200  $ 27,539  $ 38,633
Ratio of Expenses to Average Daily Net Assets     0.44%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.44%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.53%     0.56%     0.59%     0.57%     0.54%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.64%     4.39%     5.59%     4.51%     5.04%
                                              -------------------------------------------------

Treasury Trust Fund Dollar Shares
Treasury Trust Fund Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a Treasury Trust Fund Dollar Share outstanding throughout each year presented.

                                              -------------------------------------------------

                                                           Year Ended October 31,
                                                2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income                       $ 0.0145  $ 0.0418  $ 0.0527  $ 0.0417  $ 0.0477
                                              --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From
 Net Investment Income                        $(0.0145) $(0.0418) $(0.0527) $(0.0417) $(0.0477)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                              ========  ========  ========  ========  ========
Total Return                                      1.46%     4.26%     5.40%     4.26%     4.89%
Ratios/Supplemental Data:
Net Assets, End of Period (000)               $321,730  $379,989  $310,589  $398,972  $471,767
Ratio of Expenses to Average Daily Net Assets     0.45%     0.44%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.45%     0.44%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.53%     0.52%     0.54%     0.53%     0.53%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.46%     4.17%     5.23%     4.14%     4.77%
                                              -------------------------------------------------


MuniFund Cash Reserve Shares
The table below sets forth selected financial data for a MuniFund Cash Reserve Share outstanding throughout each period presented.

                                                                          --------------------------------------

                                                                                                 For the period
                                                                                                   August 4,
                                                                                                    2000/1/
                                                                                                    through
                                                                          Year Ended October 31,  October 31,
                                                                            2002        2001          2000
Net Asset Value, Beginning of Period                                      $   1.00    $   1.00      $   1.00
                                                                           --------   --------      --------
Income From Investment Operations:
  Net Investment Income                                                   $ 0.0102    $ 0.0262      $ 0.0090
                                                                           --------   --------      --------
Less Distributions:
Dividends to Shareholders From Net Investment Income                      $(0.0102)   $(0.0262)     $(0.0090)
                                                                           --------   --------      --------
Net Asset Value, End of Period                                            $   1.00    $   1.00      $   1.00
                                                                           ========   ========      ========
Total Return                                                                  1.03%       2.65%         3.74%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                           $  8,626    $ 12,089      $ 17,151
Ratio of Expenses to Average Daily Net Assets                                 0.60%       0.60%         0.60%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)     0.59%       0.59%         0.59%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)             0.77%       0.79%         0.79%/2/
Ratio of Net Investment Income to Average Daily Net Assets                    1.03%       2.68%         3.69%/2/
                                                                          --------------------------------------

/1 /Commencement of Operations.
/2/ Annualized.

MuniCash Dollar Shares
MuniCash Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a MuniCash Dollar Share outstanding throughout each period presented.

                                        ----------------------------------------------------------------

                                                                      Eleven Months
                                                                          Ended          Year Ended
                                           Year Ended October 31,      October 31,      November 30,
                                          2002      2001      2000       1999/1/      1998/2/   1997/2/
Net Asset Value, Beginning of Period    $   1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                        --------  --------  --------    --------     --------  --------
Income From Investment Operations:
  Net Investment Income                 $ 0.0131  $ 0.0300  $ 0.0367    $ 0.0258     $ 0.0321  $ 0.0333
                                        --------  --------  --------    --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                      $(0.0131) $(0.0300) $(0.0367)   $(0.0258)    $(0.0321) $(0.0333)
                                        --------  --------  --------    --------     --------  --------
Net Asset Value, End of Period          $   1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                        ========  ========  ========    ========     ========  ========
Total Return                                1.32%     3.04%     3.73%       2.86%/3/     3.26%     3.38%
Ratios/Supplemental Data:
Net Assets, End of Period (000)         $ 58,991  $ 40,306  $101,373    $123,017     $ 91,404  $150,089
Ratio of Expenses to Average
 Daily Net Assets                           0.45%     0.45%     0.45%       0.45%/3/     0.43%     0.43%
Ratio of Expenses to Average Daily
 Net Assets (including custody credits)     0.44%     0.45%     0.45%       0.45%/3/     0.43%     0.43%
Ratio of Expenses to Average Daily Net
 Assets (excluding waivers)                 0.61%     0.65%     0.65%       0.66%/3/     0.65%     0.66%
Ratio of Net Investment Income to
 Average Daily Net Assets                   1.39%     3.19%     3.63%       2.80%/3/     3.22%     3.33%
                                        ----------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ The financial highlights for each year ended November 30 in the two year period ended November 30, 1998 were audited by KPMG LLP whose report expressed an unqualified opinion on those financial highlights.
/3/ Annualized.

California Money Fund Dollar Shares
California Money Fund Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a California Money Fund Dollar Share outstanding throughout each period presented.

                                        ------------------------------------------------------------------

                                                                      Nine Months
                                                                         Ended
                                           Year Ended October 31,     October 31,   Year Ended January 31,
                                          2002      2001      2000      1999/1/       1999        1998
Net Asset Value, Beginning of Period    $   1.00  $   1.00  $   1.00   $   1.00     $   1.00    $   1.00
                                        --------  --------  --------   --------      --------   --------
Income From Investment Operations:
  Net Investment Income                 $ 0.0107  $ 0.0246  $ 0.0301   $ 0.0182     $ 0.0280    $ 0.0309
                                        --------  --------  --------   --------      --------   --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                      $(0.0107) $(0.0246) $(0.0301)  $(0.0182)    $(0.0280)   $(0.0309)
                                        --------  --------  --------   --------      --------   --------
Net Asset Value, End of Period          $   1.00  $   1.00  $   1.00   $   1.00     $   1.00    $   1.00
                                        ========  ========  ========   ========      ========   ========
Total Return                                1.07%     2.49%     3.05%      2.48%/2/     2.84%       3.14%
Ratios/Supplemental Data:
Net Assets, End of Period (000)         $ 29,922  $ 27,460  $ 10,212   $  8,288     $139,601    $130,547
Ratio of Expenses to Average Daily
 Net Assets                                 0.45%     0.45%     0.45%      0.45%/2/     0.45%       0.45%
Ratio of Expenses to Average Daily
 Net Assets (including custody credits)     0.45%     0.44%     0.45%      0.45%/2/     0.45%       0.45%
Ratio of Expenses to Average Daily
 Net Assets (excluding waivers)             0.67%     0.69%     0.69%      0.70%/2/     0.70%       0.71%
Ratio of Net Investment Income to
 Average Daily Net Assets                   1.12%     2.45%     2.98%      2.43%/2/     2.77%       3.09%
                                        ------------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

New York Money Fund Institutional Shares
New York Money Fund Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a New York Money Fund Institutional Share outstanding throughout each period presented./ /

                                       ----------------------------------------------------------------

                                                                     Three Months     Year
                                                                        Ended        Ended
                                          Year Ended October 31,     October 31,    July 31,
                                         2002      2001      2000      1999/1/        1999      1998
Net Asset Value, Beginning of Period   $   1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                       --------  --------  --------    --------     --------  --------
Income From Investment Operations:
  Net Investment Income                $ 0.0131  $ 0.0285  $ 0.0364    $ 0.0076     $ 0.0289  $ 0.0336
                                       --------  --------  --------    --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                     $(0.0131) $(0.0285) $(0.0364)   $(0.0076)    $(0.0289) $ 0.0336)
                                       --------  --------  --------    --------     --------  --------
Net Asset Value, End of Period         $   1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                       ========  ========  ========    ========     ========  ========
Total Return                               1.32%     2.89%     3.71%       3.06%/2/     2.93%     3.41%
Ratios/Supplemental Data:
Net Assets, End of Period (000)        $362,077  $369,989  $302,194    $323,247     $295,728  $318,091
Ratio of Expenses to Average
 Daily Net Assets                          0.20%     0.20%     0.20%       0.20%/2/     0.20%     0.20%
Ratio of Expenses to Average Daily Net
 Assets (including custody credits)        0.19%     0.19%     0.19%       0.20%/2/     0.20%     0.20%
Ratio of Expenses to Average
 Daily Net Assets (excluding waivers)      0.41%     0.44%     0.46%       0.50%/2/     0.48%     0.48%
Ratio of Net Investment Income to
 Average Daily Net Assets                  1.31%     2.82%     3.61%       3.02%/2/     2.87%     3.35%
                                       ----------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

HOW TO CONTACT BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

For purchases and redemption orders only call: 800-441-7450

For yield information call: 800-821-6006
    TempFund Cash Reserve Shares Code: H2
    TempCash Cash Reserve Shares Code: H5
    FedFund Cash Reserve Shares Code: U3
    T-Fund Cash Reserve Shares Code: N2
    Federal Trust Fund Cash Reserve Shares Code: U5
    Treasury Trust Fund Cash Reserve Shares Code: N5
    MuniFund Cash Reserve Shares Code: K2
    MuniCash Cash Reserve Shares Code: K5
    California Money Fund Cash Reserve Shares Code: R2
    New York Money Fund Cash Reserve Shares Code: R5

For other information call: 800-821-7432 or visit our website at www.brpif.com

Written correspondence may be sent to:
    BlackRock Provident Institutional Funds
    100 Bellevue Parkway
    Wilmington, DE 19809

                           Where to Find More Information

                           The Statement of Additional Information (the "SAI") includes additional information about the Trust's investment policies, organization and management. It is legally part of this Prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about each Fund's investments, performance and portfolio holdings.

                           Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Trust's web site at www.brpif.com.

                           Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



BPIF-P-005                 The BlackRock Provident Institutional Funds 1940 Act
                           File No. is 811-2354.

                                  SIERRA CLUB
                                  FOUNDED 1892
                                  Mutual Funds



[GRAPHIC APPEARS HERE]
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. [GRAPHIC APPEARS HERE]
[GRAPHIC APPEARS HERE]

Offering

FedFund - Cash Reserve Shares

Prospectus

January 31, 2003
[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]
THE SIERRA CLUB is America's oldest, largest and most influential grassroots environmental organization. The Club's 700,000 members and countless other Club supporters and environmental advocates understand the value and urgency of the Sierra Club message:

Explore, enjoy and protect the planet.

Sierra Club Mutual Funds present a new way for people to support these goals while investing for their future. The mission of the Funds is to:

1) help you pursue your investment goals

2) invest in companies that meet environmental guidelines

3) help support the programs of the Sierra Club

The FudFund Cash Reserve Shares complements the Sierra Club Stock Fund and the Sierra Club Balanced Fund with a money market alternative managed by BlackRock Investment Management Corporation.

Invest with your brain and heart.

Invest for our planet.

[GRAPHIC APPEARS HERE]

Table of Contents

================================================================================

                                                            Page
                                                            ----
               Introduction................................   1

               Risk/Return Summary.........................   2

                   Investment Goals........................   2

                   Principal Investment Policies...........   2

                   Principal Risks of Investing............   2

                   Performance Information.................   4

               Fees and Expenses...........................   6

               More Information On Strategies, Investments
                 and Risk..................................   8

               Management of the Fund......................  12

               Shareholder Information.....................  13

                   Price of Fund Shares....................  13

                   Purchase of Shares......................  14

                   Redemption of Shares....................  15

                   Cash Reserve Shareholder Services Plan..  16

                   Dividends and Distributions.............  16

                   Federal Taxes...........................  17

                   State and Local Taxes...................  17

               Financial Highlights........................  19

Introduction

================================================================================

W elcome to the BlackRock Provident Institutional Funds Prospectus for FedFund Cash Reserve Shares.

The Prospectus has been written to provide you with information you need to make an informed decision about whether to invest in the Cash Reserve Shares of FedFund (the "Fund"), one of the ten portfolios of the BlackRock Provident Institutional Funds (the "Trust"). This Prospectus contains information about the Fund.

Cash Reserve Shares are sold to institutions that have entered into servicing agreements with the Trust in connection with their investments.

The Fund is offered to banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Risk/Return Summary

================================================================================

Investment Goals:
The Fund is a money market fund that seeks to maintain a stable net asset value
(NAV) of $1.00 per share. The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. The investment goal of the Fund may be changed by the Trust's Board of Trustees without shareholder approval.

Principal Investment Policies:
The Fund invests in a portfolio of securities maturing in 397 days or less and will have a dollar-weighted average maturity of 90 days or less.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations.

Principal Risks of Investing:
Although the Fund invests in money market instruments which the investment adviser, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. The Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance

Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Performance Information

================================================================================

FedFund Cash Reserve Shares do not have a performance history as of the date of this Prospectus. As a result, the Bar Chart below indicates the risks of investing in the Fund's Dollar Shares by showing how the performance of the Fund's Dollar Shares has varied from year to year; and by showing the average annual return for the Fund's Dollar Shares. The Tables show the average annual return for the one, five and ten year, periods for the Fund's Dollar Shares. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                     [CHART]

FedFund Dollar/1/ Shares

      Net Annualized
          Returns
      --------------
1993       2.86%
1994       3.97%
1995       5.67%
1996       5.09%
1997       5.22%
1998       5.13%
1999       4.76%
2000       6.03%
2001       3.81%
2002       1.45%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (12/31/00)   (12/31/02)

/1/ Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                         1 Year 5 Years 10 Years

FedFund Dollar Shares/1/ 1.45%   4.22%   4.39%

                            7-Day Yield As of
                            December 31, 2002

FedFund Dollar Shares/1/          1.02%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-866-897-5982 or by visiting its web site at www.sierraclubfunds.com.

/1/ Because the Cash Reserve Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Cash Reserve Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

Fees and Expenses

================================================================================

The table below describes the fees and expenses that you may pay if you buy and hold FedFund Cash Reserve Shares.

FedFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Cash Reserve Shares

Management Fees                           0.11%

Other Expenses                            0.55%
  Administration Fees                              0.13%
  Shareholder Servicing Fees                       0.40%
  Miscellaneous                                    0.02%

Total Annual Fund Operating Expenses      0.66%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.06)%

Net Annual Fund Operating Expenses/1/     0.60%
                                          =====

/1 /The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Example
This Example is intended to help you compare the cost of investing in the Fund's Cash Reserve Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Cash Reserve Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Cash Reserve Shares operating expenses (before waivers) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year 3 Years 5 Years 10 Years

FedFund  $67    $211    $368     $822

MORE INFORMATION ON STRATEGIES, INVESTMENTS AND RISK

Investment Strategies
The Fund's investment goal are described earlier under the Risk/Return Summary. The following is information concerning the Fund's investment strategies.

The Fund invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the Securities and Exchange Commission (the "SEC").

Investments
The section below describes the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Borrowing. During periods of unusual market conditions, the Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Fund will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding.

Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Repurchase Agreements. The Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. The Fund may enter into reverse repurchase agreements. The Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. The Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

When-Issued and Delayed Settlement Transactions. The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intends to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Fund does not receive income from when-issued or delayed settlement securities prior to delivery of such securities.

Risk Factors
The principal risks of investing in the Fund are described above in the Risk/Return Summary. The following supplements that description.

Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Treasury securities and other U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with municipal obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by a nationally recognized statistical rating organization ("NRSRO") are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable NAV of $1.00 per share.

Leverage Risk. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The Fund does not currently intend to employ investment strategies that involve leverage risk.

Liquidity. The risk that the Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Management of the Fund

================================================================================


Investment Adviser
BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $272.8 billion of assets under management as of December 31, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

As investment adviser, BIMC manages the Fund and is responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, have contractually agreed to waive some fees otherwise payable to them and reimburse expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 2002, the Fund paid BIMC and PFPC advisory and administration fees, net of waivers, of 0.10% and 0.08%, respectively, of its average daily net assets.

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information

================================================================================

Price of Fund Shares
The Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Currently, the only days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veterans' Day. The Fund's net asset value is determined as of 6:00 PM Eastern Time. In addition, the Fund may elect, in its discretion if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same Business Day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares
Shares of the Fund are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to the Fund's office in Westborough, MA by telephone at (866) 897-5982.

The deadline for execution of purchase orders for FedFund Cash Reserve Shares is 5:00 PM Eastern Time. Purchase orders for the Fund accepted by PFPC by the deadline and for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Trust's custodian, PFPC Trust Company, by 5:00 PM Eastern Time will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 5:00 PM Eastern Time will not be accepted, and notice thereof will be given to the institution placing the order. After prompt inquiry by the Fund, it will return to a sending institution any payments for purchase orders which are not received or accepted. The Fund may at its discretion reject any purchase order for Cash Reserve Shares.

Payment for the Fund's Cash Reserve Shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution for Cash Reserve Shares is $2,500 ($1,000 for IRAs and qualified education savings accounts). (However, institutional investors may set a higher minimum for their customers.) There is no minimum subsequent investment.

Cash Reserve Shares are sold without charge by the Fund. Institutional investors purchasing or holding the Fund's Cash Reserve Shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing the Fund's Cash Reserve Shares. An institution purchasing the Fund's Cash Reserve Shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

Redemption of Shares
Redemption orders must be transmitted to the Fund's office in Westborough, MA in the manner described under "Purchase of Shares." Cash Reserve Shares are redeemed without charge by the Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

On any Business Day, payment for redeemed Cash Reserve Shares of the Fund is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by 5:00 PM Eastern Time. Payment of redemption requests that are received after 5:00 PM Eastern Time is wired in federal funds on the next day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, the Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

The Fund shall have the right to redeem shares in any Cash Reserve Share account if the value of the account is less than $2,500 ($1,000 for IRAs and qualified education savings accounts), other than due to market fluctuations, after 60-days' prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Cash Reserve Share account to $2,500 ($1,000 for IRAs and qualified education savings accounts) or more, no such redemption shall take place. If a shareholder's Cash Reserve Share account falls below an average of $2,500 ($1,000 for IRAs and qualified education savings accounts) in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, the Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund reserves the right to vary or waive the minimum and subsequent investment requirements. An institution redeeming shares of the Fund on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customers agreements.

Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Cash Reserve Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Cash Reserve Shares.

Cash Reserve Shareholder Services Plan
Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC ("Service Organizations"), may purchase Cash Reserve Shares. Pursuant to a Shareholder Services Plan adopted by the Trust's Board of Trustees, the Trust will enter into an agreement with each Service Organization which purchases Cash Reserve Shares. The agreement will require the service organization to provide services to its customers who are the beneficial owners of such shares in consideration of the payment of up to 0.40% (on an annualized basis) of the average daily net asset value of the Cash Reserve Shares held by the Service Organization. Such services are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations." Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Cash Reserve Shares.

Dividends and Distributions
The Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Trust's transfer agent, at P.O. Box 5184, Westborough, MA 01581-5184 and will become effective after its receipt by PFPC with respect to dividends paid.

Federal Taxes
Distributions paid by the Fund will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA, qualified education savings accounts or other tax-qualified plan will not be currently taxable.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

                                *      *      *

PFPC, as transfer agent, will send each of the Fund's shareholders, or their authorized representative, an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Financial Highlights

================================================================================

FedFund Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the financial highlights table is intended to help you understand the financial performance of the Fund's Dollar Shares for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

FedFund Dollar Shares
FedFund Cash Reserve Shares do not have a financial history as of the date of this Prospectus; as a result, the table below sets forth selected financial data for a FedFund Dollar Share outstanding throughout each year presented.

                                   -------------------------------------------------

                                                Year Ended October 31,
                                     2002      2001      2000      1999      1998
Net Asset Value, Beginning of
 Period                            $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                   --------  --------  --------  --------  --------
Income from Investment Operations:
  Net Investment Income            $ 0.0158  $ 0.0444  $ 0.0569  $ 0.0458  $ 0.0510
                                   --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders from Net
 Investment Income                 $(0.0158) $(0.0444) $(0.0569) $(0.0458) $(0.0510)
                                   --------  --------  --------  --------  --------
Net Asset Value, End of Period     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                   ========  ========  ========  ========  ========
Total Return                           1.60%     4.53%     5.84%     4.69%     5.23%
Ratios/Supplemental Data:
Net Assets, End of Period (000)    $635,685  $814,186  $216,511  $ 34,611  $ 30,459
Ratio of Expenses to Average Daily
 Net Assets                            0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily
 Net Assets (including custody
 credits)                              0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily
 Net Assets (excluding waivers)        0.50%     0.52%     0.54%     0.53%     0.53%
Ratio of Net Investment Income to
 Average Daily Net Assets              1.61%     4.18%     6.04%     4.56%     5.10%
                                   -------------------------------------------------

[GRAPHIC APPEARS HERE]

                                                              Investment Advisor
                                  BlackRock Institutional Management Corporation
                                                               Co-Administrators
                    BlackRock Institutional Management Corporation and PFPC Inc.
                                                                     Distributor
                                                    BlackRock Distributors, Inc.
                                                                         Counsel
                                                      Drinker Biddle & Reath LLP
                                                         Independent Accountants
                                                      PricewaterhouseCoopers,LLP
                                                                       Custodian
                                                              PFPC Trust Company
                                                                  Transfer Agent
                                                                       PFPC Inc.

More information on this Fund is available free upon request, including the following:

Annual & Semi-Annual Reports

These reports show the holdings and the financial statements of the Fund and discuss the market conditions and strategies that significantly affected its performance.

Statement of Additional Information

The Statements of Additional Information ("SAI") contains additional and more detailed information about each Fund, and is considered part of this Prospectus.


How Do I Obtain A Copy Of These Documents? By following one of the four procedures below:

1. Call or write, and copies will be sent to you free of charge:
      Sierra Club Funds
      433 California Street
      San Francisco, CA 94104
      (866) 897-5982

2. Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.
       Public Reference Section of the SEC
       Washington, D.C. 20549-6009
       (202) 942-8090

3. Go to the EDGAR database on the SEC's web site at www.sec.gov and download a free text-only copy.

4. After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

[GRAPHIC APPEARS HERE]
We all have reasons to invest. Some of us have greater objectives. Sierra Club Mutual Funds are for people interested in uniting their financial goals with environmental progress.

Invest with a purpose.

Invest for our planet.

[GRAPHIC APPEARS HERE]
Sierra Club Mutual Funds
www.sierraclubfunds.com
E-Mail: info@sierraclubfunds.com
Toll-Free Tel: (866) 897-5982




[SEC File Number: 811-2354]
SCMMPRO 1/03

Printed on recycled paper using soy based inks

                                    [GRAPHIC]


--------------------------------------------------------------------------------


       The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.



       Dollar
       Shares

       Investment Portfolios
       offered by
       BlackRock Provident
       Institutional Funds

       Prospectus

       January 31, 2003

       [LOGO] BLACKROCK
       PROVIDENT INSTITUTIONAL FUNDS

Table of Contents

================================================================================

                                                                Page
                                                                ----
           Introduction........................................   1

           Risk/Return Summary.................................   2

               Investment Goals................................   2

               Principal Investment Policies...................   3

               Principal Risks of Investing....................   5

               Performance Information.........................   7

           Fees and Expenses...................................  17

           More Information on Strategies, Investments and Risk  23

           Management of the Funds.............................  30

           Shareholder Information.............................  31

               Price of Fund Shares............................  31

               Purchase of Shares..............................  31

               Redemption of Shares............................  33

               Dollar Shareholder Services Plan................  34

               Dividends and Distributions.....................  34

               Federal Taxes...................................  35

               State and Local Taxes...........................  35

           Financial Highlights................................  37

Introduction

================================================================================

W elcome to the BlackRock Provident Institutional Funds Prospectus for Dollar Shares.

The Prospectus has been written to provide you with information you need to make an informed decision about whether to invest in Dollar Shares of the BlackRock Provident Institutional Funds (the "Trust").

This Prospectus contains information about the Dollars Shares of all ten of the Trust's portfolios (each a "Fund" and collectively the "Funds").

Dollar Shares are sold to institutions that have entered into servicing agreements with the Trust in connection with their investments.

The Funds are offered to banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Risk/Return Summary

================================================================================

Investment Goals:

Each Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per share.

     Fund                  Investment Goal
     ----                  ---------------
     TempFund              Each Fund seeks as high a level of current
     TempCash              income as is consistent with liquidity and
     FedFund               stability of principal.
     T-Fund
     Federal Trust Fund
     Treasury Trust Fund
     ----------------------------------------------------------------------
     MuniFund              Each Fund seeks as high a level of current
     MuniCash              income exempt from federal income tax as is
                           consistent with liquidity and stability of
                           principal.
     ----------------------------------------------------------------------
     California Money Fund The Fund seeks as high a level of current income that is exempt from federal income tax
                           and, to the extent possible, from California
                           State personal income tax as is consistent with
                           liquidity and stability of principal.
     ----------------------------------------------------------------------
     New York Money Fund   The Fund seeks as high a level of current
                           income that is exempt from federal income tax
                           and, to the extent possible, from New York
                           State and New York City personal income taxes
                           as is consistent with liquidity and stability
                           of principal.

Except for MuniFund and MuniCash, the investment goal of each Fund may be changed by the Trust's Board of Trustees without shareholder approval.

Principal Investment Policies:
Each Fund invests in a portfolio of securities maturing in 397 days or less and will have a dollar-weighted average maturity of 90 days or less.

TempFund
TempFund invests in a broad range of U.S. dollar-denominated money market instruments, including government, bank, and commercial obligations and repurchase agreements secured by such obligations.

TempCash
TempCash invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements secured by such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements secured by such obligations.

FedFund
Under normal circumstances, FedFund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by to such obligations.

T-Fund
Under normal circumstances, T-Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements secured by direct Treasury obligations.

Federal Trust Fund
Under normal circumstances, Federal Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state income tax.

Treasury Trust Fund
Under normal circumstances, Treasury Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, such as Treasury bills, notes and trust receipts. Because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities.

MuniFund
Under normal circumstances, MuniFund invests: (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts (collectively, "Municipal Obligations"), the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest may, however, be subject to federal alternative minimum tax.

MuniCash
Under normal circumstances, MuniCash invests at least: (i) 80% of its net assets, plus the amount of any borrowings, in a broad range of short-term Municipal Obligations, the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest may, however, be subject to federal alternative minimum tax.

California Money Fund
The California Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in California Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from the interest on Municipal Obligations that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular federal and California State personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

New York Money Fund
The New York Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in New York Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:

All Funds
Although each Fund invests in money market instruments which the investment adviser, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Each Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The following Funds are also subject to additional principal risks:

TempCash
Because of its concentration in the financial services industry, TempCash will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. In addition, securities issued by foreign entities, including foreign banks and corporations may involve additional risks. Examples of these risks are the lack of available public information about the foreign issuer, and international economic or political developments which could affect the payment of principal and interest when due.

FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund
Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Funds.

Federal Trust Fund and Treasury Trust Fund may not enter into repurchase transactions. As a result, they may from time to time engage in portfolio trading for liquidity purposes. In selling securities prior to maturity, the Funds may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have decreased or increased since their acquisition. In addition, shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisers whether such interest income, when distributed by the Funds, will be considered by the state to have retained exempt status, and whether the Funds' capital gain and other income, if any, when distributed will be subject to the state's income tax.

MuniCash
Although MuniCash intends to invest its assets in tax-exempt obligations, the Fund is permitted to invest in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

California Money Fund and New York Money Fund
Each Fund is non-diversified. This means that each Fund may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. The California Money and New York Money Funds also concentrate their investments in California Municipal Obligations and New York Municipal Obligations, respectively. Accordingly, each Fund may experience greater fluctuations in NAV and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than California Municipal Obligations or New York Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax or New York State and New York City personal income taxes, respectively.

Performance Information

================================================================================

The Bar Charts below indicate the risks of investing in Dollar Shares of each Fund by showing how the performance of Dollar Shares of each Fund has varied from year to year; and by showing the average annual return for Dollar Shares of each Fund. The Tables show the average annual return for the one, five and ten year periods for the Dollar Shares of each Fund. The Bar Charts and the Tables assume reinvestment of dividends and distributions. The past performance of each Fund does not necessarily indicate how it will perform in the future.

                                    [CHART]

TempFund Dollar Shares

      Net Annualized
          Returns
      --------------
1993       2.87%
1994       3.94%
1995       5.74%
1996       5.17%
1997       5.35%
1998       5.27%
1999       4.90%
2000       6.19%
2001       3.87%
2002       1.48%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.58%         0.32%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002


                                                        1 Year 5 Years 10 Years

TempFund Dollar Shares                                  1.48%   4.33%   4.47%

                                                              7-Day Yield
                                                        As of December 31, 2002

TempFund Dollar Shares                                           1.08%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

TempCash Dollar Shares

      Net Annualized
         Returns
      --------------
1993      2.90%
1994      4.05%
1995      5.77%
1996      5.19%
1997      5.37%
1998      5.30%
1999      4.88%
2000      6.23%
2001      3.93%
2002      1.55%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.60%         0.33%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                       1 Year 5 Years 10 Years

TempCash Dollar Shares 1.55%   4.36%   4.51%

                             7-Day Yield
                       As of December 31, 2002

TempCash Dollar Shares          1.12%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

FedFund Dollar Shares

      Net Annualized
          Returns
      --------------
1993       2.86%
1994       3.97%
1995       5.67%
1996       5.09%
1997       5.22%
1998       5.13%
1999       4.76%
2000       6.03%
2001       3.81%
2002       1.45%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                        1 Year 5 Years 10 Years

FedFund Dollar Shares                                   1.45%   4.22%   4.39%

                                                              7-Day Yield
                                                        As of December 31, 2002

FedFund Dollar Shares                                            1.02%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

T-Fund Dollar Shares

      Net Annualized
          Returns
      --------------
1993       2.82%
1994       3.66%
1995       5.61%
1996       5.08%
1997       5.19%
1998       5.09%
1999       4.64%
2000       5.90%
2001       3.64%
2002       1.41%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.54%         0.28%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                     1 Year 5 Years 10 Years

T-Fund Dollar Shares 1.41%   4.12%   4.31%

                           7-Day Yield
                     As of December 31, 2002

T-Fund Dollar Shares          0.94%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

Federal Trust Fund Dollar Shares

      Net Annualized
          Returns
      --------------
1993       2.81%
1994       3.99%
1995       5.58%
1996       5.01%
1997       5.13%
1998       5.07%
1999       4.73%
2000       6.02%
2001       3.77%
2002       1.44%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                 1 Year 5 Years 10 Years

Federal Trust Fund Dollar Shares 1.44%   4.19%   4.35%

                                       7-Day Yield
                                 As of December 31, 2002

Federal Trust Fund Dollar Shares          0.99%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

Treasury Trust Fund Dollar Shares

      Net Annualized
          Returns
      --------------
1993       2.71%
1994       3.73%
1995       5.41%
1996       4.87%
1997       4.94%
1998       4.74%
1999       4.36%
2000       5.61%
2001       3.56%
2002       1.32%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.46%         0.27%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                   1 Year 5 Years 10 Years

Treasury Trust Fund Dollar Shares                  1.32%   3.90%   4.11%

                                                         7-Day Yield
                                                   As of December 31, 2002

Treasury Trust Fund Dollar Shares                           0.87%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its website at www.brpif.com.

                                    [CHART]

MuniFund Dollar Shares

      Net Annualized
          Returns
      --------------
1993       1.96%
1994       2.36%
1995       3.43%
1996       3.02%
1997       3.20%
1998       3.03%
1999       2.85%
2000       3.70%
2001       2.39%
2002       1.10%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              0.98%         0.27%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                       1 Year 5 Years 10 Years

MuniFund Dollar Shares 1.10%   2.61%   2.71%

                             7-Day Yield
                       As of December 31, 2002

MuniFund Dollar Shares          1.11%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

MuniCash Dollar Shares

      Net Annualized
          Returns
      --------------
1993       2.09%
1994       2.58%
1995       3.66%
1996       3.26%
1997       3.40%
1998       3.22%
1999       2.93%
2000       3.84%
2001       2.63%
2002       1.25%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.01%         0.31%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                       1 Year 5 Years 10 Years

MuniCash Dollar Shares 1.25%   2.77%   2.88%

                             7-Day Yield
                       As of December 31, 2002

MuniCash Dollar Shares          1.32%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

California Money Fund Dollar Shares

      Net Annualized
          Returns
      --------------
1993       2.01%
1994       2.48%
1995       3.39%
1996       2.96%
1997       3.14%
1998       2.88%
1999       2.57%
2000       3.12%
2001       2.09%
2002       1.04%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              0.85%         0.26%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                              1 Year 5 Years 10 Years

          California Money Fund Dollar Shares  1.04%  2.34%    2.57%

                                                    7-Day Yield
                                              As of December 31, 2002

          California Money Fund Dollar Shares          1.04%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

New York Money Fund Dollar Shares

      Net Annualized
          Returns
      --------------
1993       1.97%
1994       2.40/1/%
1995       3.43/1/%
1996       3.05/1/%
1997       3.22%
1998       2.96/1/%
1999       2.73/1/%
2000       3.55/1/%
2001       2.21%
2002       1.02%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              0.94%         0.26%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                  1 Year 5 Years  10 Years

New York Money Fund Dollar Shares 1.02%  2.50%/1/ 2.65%/1/

                                        7-Day Yield
                                  As of December 31, 2002

New York Money Fund Dollar Shares          1.07%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

/1/ There were no New York Money Fund Dollar Shares outstanding during the periods March 28, 1994 through April 14, 1996 and July 21, 1998 through April 10, 2000. For these periods the performance of the Dollar Shares is based on the returns of the Fund's Institutional Shares and is adjusted to reflect the different expenses borne by the Fund's Dollar Shares.

Fees and Expenses

================================================================================

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

TempFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Dollar Shares

Management Fees                           0.08%

Other Expenses                            0.35%
  Administration Fees                           0.09%
  Shareholder Servicing Fees                    0.25%
  Miscellaneous                                 0.01%

Total Annual Fund Operating Expenses      0.43%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.00)%

Net Annual Fund Operating Expenses/1/     0.43%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

TempCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                         Dollar Shares

Management Fees                            0.11%

Other Expenses                             0.38%
  Administration Fees                            0.12%
  Shareholder Servicing Fees                     0.25%
  Miscellaneous                                  0.01%

Total Annual Fund Operating Expenses       0.49%
                                           -----
  Fee Waiver and Expense Reimbursements  (0.06)%

Net Annual Fund Operating Expenses/1/      0.43%
                                           =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

FedFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                     Dollar Shares

             Management Fees                           0.11%

             Other Expenses                            0.40%
               Administration Fees                           0.13%
               Shareholder Servicing Fees                    0.25%
               Miscellaneous                                 0.02%

             Total Annual Fund Operating Expenses      0.51%
                                                       -----
               Fee Waiver and Expense Reimbursement  (0.06)%

             Net Annual Fund Operating Expenses/1/     0.45%
                                                       =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

T-Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                     Dollar Shares

             Management Fees                           0.11%

             Other Expenses                            0.39%
               Administration Fees                           0.12%
               Shareholder Servicing Fees                    0.25%
               Miscellaneous                                 0.02%

             Total Annual Fund Operating Expenses      0.50%
                                                       -----
               Fee Waiver and Expense Reimbursement  (0.05)%

             Net Annual Fund Operating Expenses/1/     0.45%
                                                       =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Federal Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                        Dollar Shares

Management Fees                                           0.11%

Other Expenses                                            0.44%
 Administration Fees                                            0.14%
 Shareholder Servicing Fees                                     0.25%
 Miscellaneous                                                  0.05%

Total Annual Fund Operating Expenses                      0.55%
                                                          -----
 Fee Waiver and Expense Reimbursement                   (0.10)%

Net Annual Fund Operating Expenses/1/                     0.45%
                                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Treasury Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                        Dollar Shares

Management Fees                                           0.11%

Other Expenses                                            0.42%
 Administration Fees                                            0.14%
 Shareholder Servicing Fees                                     0.25%
 Miscellaneous                                                  0.03%

Total Annual Fund Operating Expenses                      0.53%
                                                          -----
 Fee Waiver and Expense Reimbursement                   (0.08)%

Net Annual Fund Operating Expenses/1/                     0.45%
                                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Dollar Shares

Management Fees                           0.17%

Other Expenses                            0.45%
  Administration Fees                           0.17%
  Shareholder Servicing Fees                    0.25%
  Miscellaneous                                 0.03%

Total Annual Fund Operating Expenses      0.62%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.17)%

Net Annual Fund Operating Expenses/1/     0.45%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Dollar Shares

Management Fees                           0.17%

Other Expenses                            0.44%
  Administration Fees                           0.17%
  Shareholder Servicing Fees                    0.25%
  Miscellaneous                                 0.02%

Total Annual Fund Operating Expenses      0.61%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.16)%

Net Annual Fund Operating Expenses/1/     0.45%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

California Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Dollar Shares

Management Fees                           0.20%

Other Expenses                            0.47%
  Administration Fees                           0.19%
  Shareholder Servicing Fees                    0.25%
  Miscellaneous                                 0.03%

Total Annual Fund Operating Expenses      0.67%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.22)%

Net Annual Fund Operating Expenses/1/     0.45%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

New York Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Dollar Shares

Management Fees                           0.20%

Other Expenses                            0.46%
  Administration Fees                           0.19%
  Shareholder Servicing Fees                    0.25%
  Miscellaneous                                 0.02%

Total Annual Fund Operating Expenses      0.66%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.21)%

Net Annual Fund Operating Expenses/1/     0.45%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Example
This Example is intended to help you compare the cost of investing in the Funds' Dollar Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Dollar Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Dollar Shares operating expenses (before waivers) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 Fund                 1 Year 3 Years 5 Years 10 Years

TempFund               $44    $138    $241     $542

TempCash               $50    $157    $274     $616

FedFund                $52    $164    $285     $640

T-Fund                 $51    $160    $280     $628

Federal Trust Fund     $56    $176    $307     $689

Treasury Trust Fund    $54    $170    $296     $665

MuniFund               $63    $199    $346     $774

MuniCash               $62    $195    $340     $762

California Money Fund  $68    $214    $373     $835

New York Money Fund    $67    $211    $368     $822

MORE INFORMATION ON STRATEGIES, INVESTMENTS AND RISK

Investment Strategies
Each Fund's investment goal is described earlier under the Risk/Return Summary. The following is information concerning the investment strategies of the Funds.

All Funds
Each Fund invests in securities maturing within 13 months or less (12 months or less with respect to Treasury Trust Fund) from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 13 months (12 months with respect to Treasury Trust Fund) if such securities provide for adjustments in their interest rates not less frequently than every 13 months (12 months with respect to Treasury Trust Fund). The securities purchased by a Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the Securities and Exchange Commission (the "SEC").

TempFund, TempCash and MuniFund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (for TempFund, by all NRSROs that rate a security), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

MuniCash, California Money Fund and New York Money Fund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs, or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

TempFund, TempCash, MuniFund and MuniCash

Pursuant to Rule 2a-7 under the 1940 Act, each Fund will generally limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of a Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that a Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

MuniFund, MuniCash, California Money Fund and New York Money Fund

During periods of unusual market conditions or during temporary defensive periods, each Fund may depart from its principal investment strategies. Each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

California Money Fund and New York Money Fund

Substantially all of the Funds' assets are invested in Municipal Obligations. The California Money Fund and New York Money Fund expect that they will invest at least 80% of their respective net assets in California Municipal Obligations and New York Municipal Obligations, respectively. Dividends, regardless of their source, may be subject to local taxes.

Investments

The section below describes the particular types of securities in which a Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Asset-Backed Obligations. TempFund and TempCash. Each Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets. TempCash may also invest in collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Bank Obligations. TempFund and TempCash. Each Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, certificates of deposit, bankers' acceptances, bank notes and time deposits issued or supported by the credit of domestic banks or savings institutions (and, with respect to TempCash, including U.S. dollar-denominated instruments issued or supported by the credit of foreign banks or savings institutions) having total assets at the time of purchase in excess of $1 billion. Each Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's assets. TempCash may also invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risk.

Borrowing. All Funds. During periods of unusual market conditions, each Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Funds will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. No Fund will purchase portfolio securities while borrowings in excess of 5% of such Fund's total assets are outstanding.

Commercial Paper. TempFund and TempCash. Each Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements. In addition, commercial paper purchased by TempCash may include instruments issued by foreign issuers, such as Canadian commercial paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Funding Agreements. TempCash. The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements, issued by highly rated U.S. insurance companies. Funding Agreement investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

Illiquid Securities. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. No Fund will invest more than 10% of the value of its respective net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Investment Company Securities. All Funds. Each Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Municipal Obligations. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Although each Fund may purchase Municipal Obligations subject to the federal alternative minimum tax, MuniFund, California Money Fund and New York Money Fund do not currently intend to do so. Other Municipal Obligations in which each Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. Each Fund may also invest in "moral obligation" bonds, which are bonds that are supported by the moral commitment, but not the legal obligation, of a state or community.

TempFund and TempCash. In addition, TempFund and TempCash may, when deemed appropriate by the Adviser in light of their respective investment objective, invest in high quality, short-term Municipal Obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Repurchase Agreements. TempFund, TempCash, FedFund and T-Fund. Each Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. TempFund,
TempCash, FedFund and T-Fund. Each Fund may enter into reverse repurchase agreements. A Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Each Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Stand-by Commitments. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in their respective portfolios. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

U.S. Government Obligations. TempFund, TempCash, FedFund and Federal Trust
Fund. Each Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

U.S. Treasury Obligations. T-Fund and Treasury Trust Fund. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities program.

Variable and Floating Rate Instruments. All Funds. Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

When-Issued and Delayed Settlement Transactions. All Funds. Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. Each Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. No Fund intends to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. No Fund receives income from when-issued or delayed settlement securities prior to delivery of such securities.

Risk Factors

The principal risks of investing in each Fund are described above in the Risk/Return Summary. The following supplements that description.

Concentration. TempCash, California Money Fund and New York Money Fund. A substantial part of TempCash's portfolio, 25% or more, may be comprised of securities issued by companies in the financial services industry. In addition, a substantial part of the portfolios of the California Money Fund and New York Money Fund may be comprised of securities issued by the State of California and the State of New York, respectively. As a result, these Funds will be more susceptible to any economic, business, political or other developments which generally affect these sectors.

Credit Risk. All Funds. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Treasury securities and other U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with Municipal Obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Domestic Issuers. TempFund. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' domestic issuer, and for purposes of TempFund's investments, the Trust also considers an issuer to be a United States' domestic issuer even if it is organized outside of a United States' jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States' jurisdiction.

Foreign Exposure. TempCash, MuniFund and MuniCash. Securities issued by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.

Interest Rate Risk. All Funds. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of a Fund's assets may not enable the Fund to maintain a stable NAV of $1.00 per share.

Leverage Risk. All Funds. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of a Fund's investment portfolio. The Funds do not currently intend to employ investment strategies that involve leverage risk.

Liquidity. All Funds. The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Municipal Obligations. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. In making investments, each Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither a Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, a Fund and its shareholders could be subject to substantial tax liabilities.

Special Risks Affecting the California Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal Obligations to timely meet their continuing obligations with respect to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the NAV of the Fund's portfolio.

General obligation bonds of the State of California are currently rated A and A1, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Obligations. Financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

The Fund may from time to time invest in electric revenue issues. The financial performance of certain of these utilities has been severely impacted as the industry moves toward deregulation and increased competition. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance.

Risks include unexpected power outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. All of these factors could materially adversely affect electric utility issuers.

Special Risks Affecting the New York Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have historically experienced serious financial difficulties. These difficulties have historically jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

The risk of a downturn in the financial markets, and the New York economy in particular, however, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York State will experience some decline, and spending pressure related to the cleanup and economic redevelopment of the World Trade Center site will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

General obligation bonds of the State of New York are currently rated AA and A2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

The Fund may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

Management of the Funds

================================================================================

Investment Adviser
BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $272.8 billion of assets under management as of December 31, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

As investment adviser, BIMC manages each Fund and is responsible for all purchases and sales of the Funds' securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, have contractually agreed to waive some fees otherwise payable to them and reimburse expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 2002, the Funds paid the following advisory and administration fees, net of waivers, as a percentage of each Fund's average daily net assets:

                      Administration Fees
                          received by     Investment Advisory Fees
 Fund                    BIMC and PFPC        received by BIMC

TempFund                     0.08%                 0.07%

TempCash                     0.09%                 0.08%

FedFund                      0.10%                 0.08%

T-Fund                       0.10%                 0.08%

Federal Trust Fund           0.09%                 0.06%

Treasury Trust Fund          0.10%                 0.07%

MuniFund                     0.08%                 0.08%

MuniCash                     0.09%                 0.09%

California Money Fund        0.08%                 0.09%

New York Money Fund          0.08%                 0.09%

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by each Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information

================================================================================

Price of Fund Shares
A Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Currently, the only days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veterans' Day. The net asset value of each Fund, except TempFund, TempCash, FedFund and T-Fund, is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 PM Eastern
Time). The net asset value of TempFund, TempCash, FedFund and T-Fund is determined as of 6:00 PM Eastern Time. In addition, each Fund may elect, in its discretion if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

The net asset value per share of each class of a Fund's shares is calculated by adding the value of all securities and other assets of a Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares
Shares of each of the Funds are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to the Funds' office in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-797-2350) or until 3:00 PM Eastern Time, through the Funds' internet-based order entry program.

Certain accounts may be eligible for an automatic investment or redemption privilege, commonly called a "sweep," under which amounts necessary to decrease or increase the account balance to a predetermined dollar amount at the end of each day are invested in or redeemed from a selected Fund as of the end of the day. Each investor desiring to use this privilege should consult its bank for details. In order to facilitate a sweep as of the end of each banking day, PNC, the Adviser and the Trust have obtained exemptive relief from the SEC to permit any of the Trust's taxable Funds to enter into overnight repurchase agreements with PNC and certain of its affiliates to accommodate a sweep program for shareholders that are customers of PNC or its affiliates. The exemptive order contains a number of collateralization, pricing and monitoring requirements designed to protect the Funds' interests and is described in greater detail in the Trust's Statement of Additional Information.

The chart below outlines the deadlines for execution of purchase orders for the Funds' Dollar Shares. Purchase orders accepted by PFPC by the deadlines and for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM, Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM Eastern Time for TempFund, TempCash and T-Fund) will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM, Eastern Time for TempFund, TempCash and T-Fund) will not be accepted, and notice thereof will be given to the institution placing the order.+ After prompt inquiry by a Fund, it will return to a sending institution any payments for purchase orders which are not received or accepted. Each of the Funds may at their discretion reject any purchase order for Dollar Shares.

 Portfolio                       Time

TempFund*+               5:30 PM Eastern Time

TempCash*                5:30 PM Eastern Time

FedFund+                 5:00 PM Eastern Time

T-Fund*                  5:30 PM Eastern Time

Federal Trust Fund       2:30 PM Eastern Time

Treasury Trust Fund      2:30 PM Eastern Time

MuniFund                 2:30 PM Eastern Time

MuniCash                 2:30 PM Eastern Time

California Money Fund**  1:00 PM Eastern Time

New York Money Fund     12:00 Noon Eastern Time

+ The deadline for purchase orders for Dollar Shares of TempFund and FedFund placed pursuant to the sweep program for shareholders that are customers of PNC or its affiliates is 6:00 PM Eastern Time. The Funds reserve the right to limit the amount of such orders or to reject an order for any reason.
* Purchase orders for Dollar Shares placed between 3:00 PM and 5:30 PM Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders or to reject an order for any reason.
**Purchase orders for Dollar Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders or to reject an order for any reason.

Payment for Dollar Shares of a Fund may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution for Dollar Shares is $5,000. (However, institutional investors may set a higher minimum for their customers). There is no minimum subsequent investment.

Dollar Shares of the Funds are sold without charge by a Fund. Institutional investors purchasing or holding Dollar Shares of the Funds for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Dollar Shares of the Funds. An institution purchasing Dollar Shares of the Fund on behalf of its customers is responsible for transmitting orders to a Fund in accordance with its customer agreements.

Redemption of Shares
Redemption orders must be transmitted to the Funds' office in Wilmington, Delaware in the manner described under "Purchase of Shares." Dollar Shares are redeemed without charge by a Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

On any Business Day, payment for redeemed Dollar Shares of the Funds is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by the deadlines outlined in the chart below. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the Business Day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

 Portfolio                       Time

TempFund*+               5:30 PM Eastern Time

TempCash*                5:30 PM Eastern Time

FedFund+                 5:00 PM Eastern Time

T-Fund*                  5:30 PM Eastern Time

Federal Trust Fund       2:30 PM Eastern Time

Treasury Trust Fund      2:30 PM Eastern Time

MuniFund                12:00 Noon Eastern Time

MuniCash                12:00 Noon Eastern Time

California Money Fund**  1:00 PM Eastern Time

New York Money Fund     12:00 Noon Eastern Time

+ The deadline for redemption orders for Dollar Shares of TempFund and FedFund placed pursuant to the sweep program for shareholders that are customers of PNC or its affiliates is 6:00 PM Eastern Time. The Funds reserve the right to limit the amount of such orders that will be paid on the same day.
* Redemption orders for Dollar Shares placed between 3:00 PM and 5:30 PM Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders that will be paid on the same day.
**Redemption orders for Dollar Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

The Funds shall have the right to redeem shares in any Dollar Share account if the value of the account is less than $5,000, after 60-days' prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Dollar Share account to $5,000 or more, no such redemption shall take place. If a shareholder's Dollar Share account falls below an average of $5,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month (with the exception of TempFund). Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, a Fund may redeem Dollar Shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Funds reserve the right to vary or waive the minimum and subsequent investment requirements. An institution redeeming shares of a Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customers' agreements.

Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Dollar Shares.

Dollar Shareholder Services Plan
Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC ("Service Organizations"), may purchase Dollar Shares. The Trust will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide services to its customers who are the beneficial owners of such shares in consideration of the payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations." Under the terms of the agreement, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares.

Dividends and Distributions
Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Trust's transfer agent, at P.O. Box

8950, Wilmington, Delaware 19885 and will become effective after its receipt by PFPC with respect to dividends paid.

Federal Taxes
Distributions paid by TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

MuniFund, MuniCash, California Money Fund and New York Money Fund anticipate that substantially all of their income dividends will be "exempt-interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes. You should note that a portion of the exempt-interest dividends made by these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

Dividends that are paid by California Money Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California State personal income tax, provided that at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year consists of exempt-interest obligations, and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60-days of the close of the Fund's taxable year. However, dividends paid to corporate shareholders subject to California State franchise tax or California State corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California State personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations, such dividends will be subject to California State personal income tax, even though such dividends may be exempt for federal income tax purposes.

The New York Money Fund intends to comply with certain state tax requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes.) Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

                                 *     *     *

PFPC, as transfer agent, will send each of the Funds' shareholders or their authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment. Additionally, PFPC will send the shareholders of the California Money Fund and New York Money Fund, or their authorized representatives, an annual statement regarding, as applicable, California, New York State and New York City tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Financial Highlights

================================================================================

The financial highlights tables are intended to help you understand the financial performance of the Dollar Shares of each Fund for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement is incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

TempFund Dollar Shares

The table below sets forth selected financial data for a TempFund Dollar Share outstanding throughout each period presented.

                                          -------------------------------------------------------------------

                                                                             One Month
                                                                               Ended          Year Ended
                                               Year Ended October 31,       October 31,      September 30,
                                             2002        2001       2000      1999/1/       1999      1998
Net Asset Value, Beginning of Period      $     1.00  $     1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                          ----------  ----------  --------   --------     --------  --------
Income from Investment Operations:
  Net Investment Income                   $   0.0161  $   0.0452  $ 0.0586   $ 0.0043     $ 0.0470  $ 0.0524
                                          ----------  ----------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders from Net
 Investment Income                        $  (0.0161) $  (0.0452) $(0.0586)  $(0.0043)    $(0.0470) $(0.0524)
                                          ----------  ----------  --------   --------     --------  --------
Net Asset Value, End of Period            $     1.00  $     1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                          ==========  ==========  ========   ========     ========  ========
Total Return                                    1.62%       4.61%     6.02%      5.15%/2/     4.81%     5.38%
Ratios/Supplemental Data:
Net Assets, End of Period (000)           $4,309,354  $5,677,232  $815,132   $446,569     $497,178  $302,476
Ratio of Expenses to Average Daily Net
 Assets                                         0.43%       0.43%     0.43%      0.43%/2/     0.43%     0.43%
Ratio of Expenses to Average Daily Net
 Assets (including custody credits)             0.43%       0.43%     0.43%      0.43%/2/     0.43%     0.43%
Ratio of Expenses to Average Daily Net
 Assets (excluding waivers)                     0.43%       0.45%     0.45%      0.45%/2/     0.47%     0.48%
Ratio of Net Investment Income to Average
 Daily Net Assets                               1.63%       4.32%     5.94%      5.06%/2/     4.71%     5.25%
                                          -------------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

TempCash Dollar Shares
The table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each period presented.

                                              ---------------------------------------------------------------

                                                                             One Month
                                                                               Ended          Year Ended
                                                 Year Ended October 31,     October 31,      September 30,
                                                2002      2001      2000      1999/1/       1999      1998
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              --------  --------  --------   --------     --------  --------
Income From Investment Operations:
  Net Investment Income                       $ 0.0168  $ 0.0458  $ 0.0588   $ 0.0042     $ 0.0471  $ 0.0527
                                              --------  --------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment
 Income                                       $(0.0168) $(0.0458) $(0.0588)  $(0.0042)    $(0.0471) $(0.0527)
                                              --------  --------  --------   --------     --------  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              ========  ========  ========   ========     ========  ========
Total Return                                      1.70%     4.67%     6.04%      5.06%/2/     4.82%     5.41%
Ratios/Supplemental Data:
Net Assets, End of Period $(000)              $402,137  $447,082  $427,625   $401,426     $378,010  $503,809
Ratio of Expenses to Average Daily Net Assets     0.43%     0.43%     0.43%      0.43%/2/     0.43%     0.43%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.43%     0.43%     0.43%      0.43%/2/     0.43%     0.43%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.50%     0.54%     0.56%      0.59%/2/     0.55%     0.57%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.71%     4.56%     5.89%      4.94%/2/     4.70%     5.27%
                                              ---------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

FedFund Dollar Shares
The table below sets forth selected financial data for a FedFund Dollar Share outstanding throughout each year presented.

                                                           -------------------------------------------------

                                                                        Year Ended October 31,
                                                             2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           --------  --------  --------  --------  --------
Income From Investment Operations:
  Net investment Income                                    $ 0.0158  $ 0.0444  $ 0.0569  $ 0.0458  $ 0.0510
                                                           --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment Income       $(0.0158) $(0.0444) $(0.0569) $(0.0458) $(0.0510)
                                                           --------  --------  --------  --------  --------
Net Asset Value, End of period                             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           ========  ========  ========  ========  ========
Total Return                                                   1.60%     4.53%     5.84%     4.69%     5.23%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                            $635,685  $814,186  $216,511  $ 34,611  $ 30,459
Ratio of Expenses to Average Daily Net Assets                  0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (including
 custody credits)                                              0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                      0.50%     0.52%     0.54%     0.53%     0.53%
Ratio of Net Investment Income to Average Daily Net Assets     1.61%     4.18%     6.04%     4.56%     5.10%
                                                           -------------------------------------------------

T-Fund Dollar Shares
The table below sets forth selected financial data for a T-Fund Dollar Share outstanding throughout each year presented.

                                                           -------------------------------------------------

                                                                        Year Ended October 31,
                                                             2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income                                    $ 0.0154  $ 0.0429  $ 0.0554  $ 0.0448  $ 0.0507
                                                           --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment Income       $(0.0154) $(0.0429) $(0.0554) $(0.0448) $(0.0507)
                                                           --------  --------  --------  --------  --------
Net Asset Value, End of Period                             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           ========  ========  ========  ========  ========
Total Return                                                   1.55%     4.37%     5.68%     4.58%     5.21%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                            $448,592  $542,219  $630,801  $612,695  $777,385
Ratio of Expenses to Average Daily Net Assets                  0.45%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (including
 custody credits)                                              0.45%     0.44%     0.44%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                      0.50%     0.52%     0.53%     0.51%     0.52%
Ratio of Net Investment Income to Average Daily Net Assets     1.54%     4.34%     5.54%     4.47%     5.06%
                                                           -------------------------------------------------

Federal Trust Fund Dollar Shares
The table below sets forth selected financial data for a Federal Trust Dollar Share outstanding throughout each year presented.

                                                                 -------------------------------------------------

                                                                              Year Ended October 31,
                                                                   2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                 --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income                                          $ 0.0158  $ 0.0440  $ 0.0568  $ 0.0453  $ 0.0504
                                                                 --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment Income             $(0.0158) $(0.0440) $(0.0568) $(0.0453) $(0.0504)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period                                   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                                 ========  ========  ========  ========  ========
Total Return                                                         1.59%     4.49%     5.83%     4.63%     5.17%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                  $  4,675  $ 14,253  $ 13,200  $ 27,539  $ 38,633
Ratio of Expenses to Average Daily Net Assets                        0.44%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (including custody
 credits)                                                            0.44%     0.45%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                            0.53%     0.56%     0.59%     0.57%     0.54%
Ratio of Net Investment Income to Average Daily Net Assets           1.64%     4.39%     5.59%     4.51%     5.04%
                                                                 -------------------------------------------------

Treasury Trust Fund Dollar Shares
The table below sets forth selected financial data for a Treasury Trust Fund Dollar Share outstanding throughout each year presented.

                                                           -------------------------------------------------

                                                                        Year Ended October 31,
                                                             2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           --------  --------  --------  --------  --------
Income From Investment Operations:
  Net Investment Income                                    $ 0.0145  $ 0.0418  $ 0.0527  $ 0.0417  $ 0.0477
                                                           --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment Income       $(0.0415) $(0.0418) $(0.0527) $(0.0417) $(0.0477)
                                                           --------  --------  --------  --------  --------
Net Asset Value, End of Period                             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           ========  ========  ========  ========  ========
Total Return                                                   1.46%     4.26%     5.40%     4.26%     4.89%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                            $321,730  $379,989  $310,589  $398,972  $471,767
Ratio of Expenses to Average Daily Net Assets                  0.45%     0.44%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (including
 custody credits)                                              0.45%     0.44%     0.45%     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                      0.53%     0.52%     0.54%     0.53%     0.53%
Ratio of Net Investment Income to Average Daily Net Assets     1.46%     4.17%     5.23%     4.14%     4.77%
                                                           -------------------------------------------------

MuniFund Dollar Shares

The table below sets forth selected financial data for a MuniFund Dollar Share outstanding throughout each period presented.

                                              ----------------------------------------------------------------

                                                                            Eleven Months
                                                                                Ended          Year Ended
                                                 Year Ended October 31,      October 31,      November 30,
                                                2002      2001      2000       1999/1/      1998/2/   1997/2/
Net Asset Value, Beginning Period             $   1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                              --------  --------  --------    --------     --------  --------
Income from Investment Operations:
  Net Investment Income                       $ 0.0117  $ 0.0277  $ 0.0354    $ 0.0250     $ 0.0302  $ 0.0313
                                              --------  --------  --------    --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                            $(0.0117) $(0.0277) $(0.0354)   $(0.0250)    $(0.0302) $(0.0313)
                                              --------  --------  --------    --------     --------  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                              ========  ========  ========    ========     ========  ========
Total Return                                      1.18%     2.81%     3.60%       2.77%/3/     3.07%     3.18%
Ratios/Supplemental Data:
Net Assets, End of Period (000)               $ 74,526  $ 70,990  $ 63,619    $ 56,238     $ 51,736  $ 67,387
Ratio of Expenses to Average Daily Net Assets     0.45%     0.45%     0.45%       0.45%/3/     0.50%     0.52%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.44%     0.44%     0.44%       0.45%/3/     0.50%     0.52%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.62%     0.64%     0.66%       0.66%/3/     0.66%     0.66%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.18%     2.66%     3.55%       2.71%/3/     3.01%     3.13%
                                              ----------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ The financial highlights for each year ended November 30 in the two year period ended November 30, 1998 were audited by KPMG LLP whose report expressed an unqualified opinion on those financial highlights.
/3/ Annualized.

MuniCash Dollar Shares
The table below sets forth selected financial data for a MuniCash Dollar Share outstanding throughout each period presented.

                                              ---------------------------------------------------------------

                                                                              Eleven
                                                                              Months
                                                                               Ended          Year Ended
                                                 Year Ended October 31,     October 31,       November 30
                                                2002      2001      2000      1999/1/      1998/2/   1997/2/
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              --------  --------  --------   --------     --------  --------
Income From Investment Operations:
  Net Investment Income                       $ 0.0131  $ 0.0300  $ 0.0367   $ 0.0258     $ 0.0321  $ 0.0333
                                              --------  --------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment
 Income                                       $(0.0131) $(0.0300) $(0.0367)  $(0.0258)    $(0.0321) $(0.0333)
                                              --------  --------  --------   --------     --------  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                              ========  ========  ========   ========     ========  ========
Total Return                                      1.32%     3.04%     3.73%      2.86%/3/     3.26%     3.38%
Ratios/Supplemental Data:
Net Assets, End of Period (000)               $ 58,991  $ 40,306  $101,373   $123,017     $ 91,404  $150,089
Ratio of Expenses to Average Daily Net
 Assets                                           0.45%     0.45%     0.45%      0.45%/3/     0.43%     0.43%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.44%     0.45%     0.45%      0.45%/3/     0.43%     0.43%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.61%     0.65%     0.65%      0.66%/3/     0.65%     0.66%
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.30%     3.19%     3.63%      2.80%/3/     3.22%     3.33%
                                              ---------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ The financial highlights for each year ended November 30 in the two year period ended November 30, 1998 were audited by KPMG LLP whose report expressed an unqualified opinion on those financial highlights.
/3/ Annualized.

California Money Fund Dollar Shares

The table below sets forth selected financial data for a California Money Fund Dollar Share outstanding throughout each period presented.

                                                ---------------------------------------------------------------

                                                                              Nine Months
                                                                                 Ended          Year Ended
                                                   Year Ended October 31,     October 31,       January 31,
                                                  2002      2001      2000      1999/1/       1999      1998
Net Asset Value, Beginning of Period            $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                                --------  --------  --------   --------     --------  --------
Income From Investment Operations:
  Net Investment Income                         $ 0.0107  $ 0.0246  $ 0.0301   $ 0.0182     $ 0.0280  $ 0.0309
                                                --------  --------  --------   --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net Investment
 Income                                         $(0.0107) $(0.0246) $(0.0301)  $(0.0182)    $(0.0280) $(0.0309)
                                                --------  --------  --------   --------     --------  --------
Net Asset Value, End of Period                  $   1.00  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00
                                                ========  ========  ========   ========     ========  ========
Total Return                                        1.07%     2.49%     3.05%      2.48%/2/     2.84%     3.14%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                 $ 29,922  $ 27,460  $ 10,212   $  8,288     $139,601  $130,547
Ratio of Expenses to Average Daily Net Assets       0.45%     0.45%     0.45%      0.45%/2/     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                        0.45%     0.44%     0.45%      0.45%/2/     0.45%     0.45%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                                0.67%     0.69%     0.69%      0.70%/2/     0.70%     0.71%
Ratio of Net Investment Income to Average Daily
 Net Assets                                         1.12%     2.45%     2.98%      2.43%/2/     2.77%     3.09%
                                                ---------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

New York Money Fund Dollar Shares

The table below sets forth selected financial data for a New York Money Fund Dollar Share outstanding throughout each period presented./1/

                                              -----------------------------------------------------------------

                                                                               Three Months
                                                                                  Ended
                                                   Year Ended October 31,      October 31,  Year Ended July 31,
                                                2002      2001        2000       1999/2/    1999       1998
Net Asset Value, Beginning of Period          $   1.00  $   1.00  $   1.00        $1.00     $1.00  $   1.00
                                              --------  --------  --------        -----     -----  --------
Income From Investment Operations:
  Net Investment Income                       $ 0.0106  $ 0.0260  $ 0.0205           --        --  $ 0.0303
                                              --------  --------  --------        -----     -----  --------
Less Distributions:
Dividends to Shareholders From Net Investment
 Income                                       $(0.0106) $(0.0260) $(0.0205)          --        --  $(0.0303)
                                              --------  --------  --------        -----     -----  --------
Net Asset Value, End of Period                $   1.00  $   1.00  $   1.00        $1.00     $1.00  $   1.00
                                              ========  ========  ========        =====     =====  ========
Total Return                                      1.07%     2.63%     3.73%/3/       --        --      3.16%/3/
Ratios/Supplemental Data:
Net Assets, End of Period (000)               $  4,716  $  3,896  $  1,647           --        --        --
Ratio of Expenses to Average Daily Net Assets     0.45%     0.45%     0.45%/3/       --        --      0.45%/3/
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                      0.44%     0.44%     0.44%/3/       --        --      0.45%/3/
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                              0.66%     0.69%     0.70%/3/       --        --      0.73%/3/
Ratio of Net Investment Income to Average
 Daily Net Assets                                 1.06%     2.52%     3.66%/3/       --        --      3.11%/3/
                                              -----------------------------------------------------------------

/1/ There were no Dollar Shares outstanding during the period and July 21, 1998 to April 10, 2000.
/2/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/3/ Annualized.

HOW TO CONTACT BLACKROCK
PROVIDENT INSTITUTIONAL FUNDS

For purchases and redemption orders only call: 800-441-7450

For yield information call: 800-821-6006
    TempFund Dollar Shares Code: 20
    TempCash Dollar Shares Code: 23
    FedFund Dollar Shares Code: 31
    T-Fund Dollar Shares Code: 61
    Federal Trust Fund Dollar Shares Code: 12
    Treasury Trust Fund Dollar Shares Code: 63
    MuniFund Dollar Shares Code: 59
    MuniCash Dollar Shares Code: 54
    California Money Fund Dollar Shares Code: 57
    New York Money Fund Dollar Shares Code: 55

For other information call: 800-821-7432 or visit our website at www.brpif.com

Written correspondence may be sent to:
    BlackRock Provident Institutional Funds
    100 Bellevue Parkway
    Wilmington, DE 19809

                           Where to Find More Information

                           The Statement of Additional Information (the "SAI") includes additional information about the Trust's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about each Fund's investments, performance and portfolio holdings.

                           Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Trust's web site at www.brpif.com.

                           Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



BPIF-P-002                 The BlackRock Provident Institutional Funds 1940 Act
                           File No. is 811-2354.

                                    [GRAPHIC]


--------------------------------------------------------------------------------


       The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.



       Institutional
       Shares

       Investment Portfolios
       offered by
       BlackRock Provident
       Institutional Funds

       Prospectus

       January 31, 2003

       [LOGO] BLACKROCK
       PROVIDENT INSTITUTIONAL FUNDS

Table of Contents

================================================================================

                                                                Page
                                                                ----
           Introduction........................................   1

           Risk/Return Summary.................................   2

               Investment Goals................................   2

               Principal Investment Policies...................   3

               Principal Risks of Investing....................   5

               Performance Information.........................   7

           Fees and Expenses...................................  17

           More Information On Strategies, Investments and Risk  23

           Management of the Funds.............................  30

           Shareholder Information.............................  31

               Price of Fund Shares............................  31

               Purchase of Shares..............................  31

               Redemption of Shares............................  33

               Dividends and Distributions.....................  34

               Federal Taxes...................................  34

               State and Local Taxes...........................  35

           Financial Highlights................................  36

Introduction

================================================================================


Welcome to the BlackRock Provident Institutional Funds Prospectus for Institutional Shares.

The Prospectus has been written to provide you with information you need to make an informed decision about whether to invest in Institutional Shares of the BlackRock Provident Institutional Funds (the "Trust").

This Prospectus contains information about the Institutional Shares of all ten of the Trust's portfolios (each a "Fund" and collectively the "Funds").

Institutional Shares are sold to institutions that have not entered into servicing agreements with the Trust in connection with their investments.

The Funds are offered to banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Risk/Return Summary

================================================================================


Investment Goals:
Each Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per share.

Fund                  Investment Goal
----                  ---------------
TempFund              Each Fund seeks as high a level of current income as is
TempCash              consistent with liquidity and stability of principal.
FedFund
T-Fund
Federal Trust Fund
Treasury Trust Fund
---------------------------------------------------------------------------------------
MuniFund              Each Fund seeks as high a level of current income exempt
MuniCash              from federal income tax as is consistent with liquidity and stability of principal.
---------------------------------------------------------------------------------------
California Money Fund The Fund seeks as high a level of current income that is exempt from federal income tax and, to the extent possible, from California State personal income tax as is consistent with liquidity and stability of principal.
---------------------------------------------------------------------------------------
New York Money Fund   The Fund seeks as high a level of current income that is
                      exempt from federal income tax and, to the extent possible, from New York State and New York City personal income
                      taxes as is consistent with liquidity and stability of principal.

Except for MuniFund and MuniCash, the investment goal of each Fund may be changed by the Trust's Board of Trustees without shareholder approval.

Principal Investment Policies:
Each Fund invests in a portfolio of securities maturing in 397 days or less and will have a dollar-weighted average maturity of 90 days or less.

TempFund
TempFund invests in a broad range of U.S. dollar-denominated money market instruments, including government, bank and commercial obligations and repurchase agreements secured by such obligations.

TempCash
TempCash invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements secured by such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements secured by such obligations.

FedFund
Under normal circumstances, FedFund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations.

T-Fund
Under normal circumstances, T-Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements secured by direct Treasury obligations.

Federal Trust Fund
Under normal circumstances, Federal Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state income tax.

Treasury Trust Fund
Under normal circumstances, Treasury Trust Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, such as Treasury bills, notes and trust receipts. Because the Fund invests exclusively in direct U.S. Treasury obligations, investors may benefit from income tax exclusions or exemptions that are available in certain states and localities.

MuniFund
Under normal circumstances, MuniFund invests: (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts (collectively, "Municipal Obligations"), the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest, however, may be subject to federal alternative minimum tax.

MuniCash
Under normal circumstances, MuniCash invests: (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term Municipal Obligations, the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest, however, may be subject to federal alternative minimum tax.

California Money Fund
The California Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in California Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from the interest on Municipal Obligations that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular federal and California State personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

New York Money Fund
The New York Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in New York Municipal Obligations. Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:

All Funds
Although each Fund invests in money market instruments which the investment adviser, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Each Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The following Funds are also subject to additional principal risks:

TempCash
Because of its concentration in the financial services industry, TempCash will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. In addition, securities issued by foreign entities, including foreign banks and corporations may involve additional risks. Examples of these risks are the lack of available public information about the foreign issuer, and international economic or political developments which could affect the payment of principal and interest when due.

FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund
Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Funds.

Federal Trust Fund and Treasury Trust Fund may not enter into repurchase transactions. As a result, they may from time to time engage in portfolio trading for liquidity purposes. In selling securities prior to maturity, the Funds may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have decreased or increased since their acquisition. In addition, shareholders in a particular state that imposes an income tax should determine through consultation with their own tax advisers whether such interest income, when distributed by the Funds, will be considered by the state to have retained exempt status, and whether the Funds' capital gain and other income, if any, when distributed will be subject to the state's income tax.

MuniCash
Although MuniCash intends to invest its assets in tax-exempt obligations, the Fund is permitted to invest in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

California Money Fund and New York Money Fund
Each Fund is non-diversified. This means that each Fund may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. The California Money and New York Money Funds also concentrate their investments in California Municipal Obligations and New York Municipal Obligations, respectively. Accordingly, each Fund may experience greater fluctuations in NAV and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than California Municipal Obligations or New York Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax or New York State and New York City personal income taxes, respectively.

Performance Information

================================================================================


The Bar Charts below indicate the risks of investing in Institutional Shares of each Fund by showing how the performance of Institutional Shares of each Fund has varied from year to year; and by showing the average annual return for Institutional Shares of each Fund. The Tables show the average annual return for the one, five and ten year periods for the Institutional Shares of each Fund. The Bar Charts and the Tables assume reinvestment of dividends and distributions. The past performance of each Fund does not necessarily indicate how it will perform in the future.

                                    [CHART]

TempFund Institutional Shares

      Net Annualized
          Returns
      --------------
1993       3.12%
1994       4.19%
1995       5.99%
1996       5.42%
1997       5.60%
1998       5.52%
1999       5.15%
2000       6.45%
2001       4.13%
2002       1.74%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.65%         0.38%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                              1 Year 5 Years 10 Years
TempFund Institutional Shares 1.74%   4.59%   4.72%

                                    7-Day Yield
                              As of December 31, 2002
TempFund Institutional Shares         1.33%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

TempCash Institutional Shares

      Net Annualized
         Returns
      --------------
1993      3.15%
1994      4.30%
1995      6.02%
1996      5.44%
1997      5.62%
1998      5.55%
1999      5.13%
2000      6.50%
2001      4.19%
2002      1.81%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.67%         0.39%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                         1 Year 5 Years 10 Years

TempCash Institutional Shares            1.81%   4.62%   4.76%

                                               7-Day Yield
                                         As of December 31, 2002

TempCash Institutional Shares                    1.37%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

       [CHART]

FedFund Institutional Shares

      Net Annualized
          Returns
      --------------
1993       3.11%
1994       4.22%
1995       5.92%
1996       5.34%
1997       5.47%
1998       5.38%
1999       5.01%
2000       6.30%
2001       4.07%
2002       1.70%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.62%         0.37%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                             1 Year  5 Years 10 Years

FedFund Institutional Shares 1.70%    4.48%   4.64%

                                   7-Day Yield
                              As of December 31, 2002

FedFund Institutional Shares          1.27%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

         [CHART]

T-Fund Institutional Shares

      Net Annualized
          Returns
      --------------
1993       3.07%
1994       3.91%
1995       5.86%
1996       5.33%
1997       5.44%
1998       5.34%
1999       4.89%
2000       6.16%
2001       3.90%
2002       1.66%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.60%         0.34%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                            1 Year 5 Years 10 Years

T-Fund Institutional Shares 1.66%   4.38%   4.55%

                                  7-Day Yield
                            As of December 31, 2002

T-Fund Institutional Shares         1.19%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

Federal Trust Fund Institutional Shares

      Net Annualized
          Returns
      --------------
1993       3.06%
1994       4.24%
1995       5.83%
1996       5.26%
1997       5.38%
1998       5.32%
1999       4.98%
2000       6.28%
2001       4.03%
2002       1.70%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.62%         0.36%
                            (09/30/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                        1 Year 5 Years 10 Years

Federal Trust Fund Institutional Shares 1.70%   4.45%   4.58%

                                              7-Day Yield
                                        As of December 31, 2002

Federal Trust Fund Institutional Shares         1.24%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

Treasury Trust Fund Institutional Shares

      Net Annualized
          Returns
      --------------
1993       2.96%
1994       3.98%
1995       5.66%
1996       5.12%
1997       5.19%
1998       4.99%
1999       4.61%
2000       5.87%
2001       3.82%
2002       1.58%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.53%         0.34%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                         1 Year 5 Years 10 Years

Treasury Trust Fund Institutional Shares 1.58%   4.16%   4.37%

                                            7-Day Yield As of
                                            December 31, 2002

Treasury Trust Fund Institutional Shares         1.12%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its website at www.brpif.com.

         [CHART]

MuniFund Institutional Shares

      Net Annualized
          Returns
      --------------
1993       2.21%
1994       2.61%
1995       3.68%
1996       3.27%
1997       3.45%
1998       3.28%
1999       3.10%
2000       3.96%
2001       2.64%
2002       1.36%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.04%         0.33%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002


                              1 Year  5 Years 10 Years

MuniFund Institutional Shares 1.36%    2.86%   2.95%

                                    7-Day Yield
                               As of December 31, 2002

MuniFund Institutional Shares          1.36%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

MuniCash Institutional Shares

      Net Annualized
          Returns
      --------------
1993       2.34%
1994       2.83%
1995       3.91%
1996       3.51%
1997       3.65%
1998       3.47%
1999       3.18%
2000       4.10%
2001       2.89%
2002       1.50%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.07%         0.37%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                              1 Year 5 Years 10 Years

MuniCash Institutional Shares 1.50%   3.02%   3.14%

                                 7-Day Yield As of
                                 December 31, 2002

MuniCash Institutional Shares          1.57%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

California Money Fund Institutional Shares

      Net Annualized
          Returns
      --------------
1993       2.26%
1994       2.73%
1995       3.64%
1996       3.21%
1997       3.39%
1998       3.13%
1999       2.82%
2000       3.38%
2001       2.35%
2002       1.29%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              0.92%         0.32%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002


                                           1 Year 5 Years 10 Years

California Money Fund Institutional Shares 1.29%   2.59%   2.82%

                                                 7-Day Yield
                                           As of December 31, 2002

California Money Fund Institutional Shares         1.29%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

                                    [CHART]

New York Money Fund Institutional Shares

      Net Annualized
          Returns
      --------------
1993       2.22%
1994       2.63%
1995       3.69%
1996       3.30%
1997       3.48%
1998       3.22%
1999       2.99%
2000       3.80%
2001       2.47%
2002       1.27%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.00%         0.32%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                         1 Year 5 Years 10 Years

New York Money Fund Institutional Shares 1.27%   2.74%   2.90%

                                               7-Day Yield
                                         As of December 31, 2002

New York Money Fund Institutional Shares         1.32%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

Fees and Expenses

================================================================================

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

TempFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.08%

Other Expenses                            0.10%
  Administration Fees                               0.09%
  Miscellaneous                                     0.01%

Total Annual Fund Operating Expenses      0.18%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.00)%

Net Annual Fund Operating Expenses/1/     0.18%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

TempCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.11%

Other Expenses                            0.13%
  Administration Fees                               0.12%
  Miscellaneous                                     0.01%

Total Annual Fund Operating Expenses      0.24%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.06)%

Net Annual Fund Operating Expenses/1/     0.18%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

FedFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.11%

Other Expenses                            0.15%
  Administration Fees                               0.13%
  Miscellaneous                                     0.02%

Total Annual Fund Operating Expenses      0.26%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.06)%

Net Annual Fund Operating Expenses/1/     0.20%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

T-Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.11%

Other Expenses                            0.14%
  Administration Fees                               0.12%
  Miscellaneous                                     0.02%

Total Annual Fund Operating Expenses      0.25%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.05)%

Net Annual Fund Operating Expenses/1/     0.20%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Federal Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.11%

Other Expenses                            0.19%
  Administration Fees                               0.14%
  Miscellaneous                                     0.05%

Total Annual Fund Operating Expenses      0.30%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.10)%

Net Annual Fund Operating Expenses/1/     0.20%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Treasury Trust Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.11%

Other Expenses                            0.17%
  Administration Fees                               0.14%
  Miscellaneous                                     0.03%

Total Annual Fund Operating Expenses      0.28%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.08)%

Net Annual Fund Operating Expenses/1/     0.20%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.17%

Other Expenses                            0.20%
  Administration Fees                               0.17%
  Miscellaneous                                     0.03%

Total Annual Fund Operating Expenses      0.37%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.17)%

Net Annual Fund Operating Expenses/1/     0.20%
                                          =====

1 The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniCash Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.17%

Other Expenses                            0.19%
  Administration Fees                               0.17%
  Miscellaneous                                     0.02%

Total Annual Fund Operating Expenses      0.36%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.16)%

Net Annual Fund Operating Expenses/1/     0.20%
                                          =====

1 The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

California Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.20%

Other Expenses                            0.22%
  Administration Fees                               0.19%
  Miscellaneous                                     0.03%

Total Annual Fund Operating Expenses      0.42%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.22)%

Net Annual Fund Operating Expenses/1/     0.20%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

New York Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Institutional Shares

Management Fees                           0.20%

Other Expenses                            0.21%
  Administration Fees                               0.19%
  Miscellaneous                                     0.02%

Total Annual Fund Operating Expenses      0.41%
                                          -----
  Fee Waiver and Expense Reimbursement  (0.21)%

Net Annual Fund Operating Expenses/1/     0.20%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep combined Management Fees and Other Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Example
This Example is intended to help you compare the cost of investing in the Funds' Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses (before waivers) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 Fund                 1 Year 3 Years 5 Years 10 Years

TempFund               $18    $ 58    $101     $230

TempCash               $25    $ 77    $135     $306

FedFund                $27    $ 84    $146     $331

T-Fund                 $26    $ 80    $141     $318

Federal Trust Fund     $31    $ 97    $169     $381

Treasury Trust Fund    $29    $ 90    $157     $356

MuniFund               $38    $119    $208     $468

MuniCash               $37    $116    $202     $456

California Money Fund  $43    $135    $235     $530

New York Money Fund    $42    $132    $230     $518

MORE INFORMATION ON STRATEGIES, INVESTMENTS AND RISK

Investment Strategies
Each Fund's investment goal is described earlier under the Risk/Return Summary. The following is information concerning the investment strategies of the Funds.

All Funds
Each Fund invests in securities maturing within 13 months or less (12 months or less with respect to Treasury Trust Fund) from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 13 months (12 months with respect to Treasury Trust Fund) if such securities provide for adjustments in their interest rates not less frequently than every 13 months (12 months with respect to Treasury Trust Fund). The securities purchased by a Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the Securities and Exchange Commission (the "SEC").

TempFund, TempCash and MuniFund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (for TempFund, by all NRSROs that rate a security), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

MuniCash, California Money Fund and New York Money Fund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs, or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

TempFund, TempCash, MuniFund and MuniCash
Pursuant to Rule 2a-7 under the 1940 Act, each Fund will generally limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of a Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that a Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

MuniFund, MuniCash, California Money Fund and New York Money Fund
During periods of unusual market conditions or during temporary defensive periods, each Fund may depart from its principal investment strategies. Each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

California Money Fund and New York Money Fund
Substantially all of the Funds' assets are invested in Municipal Obligations. The California Money Fund and New York Money Fund expect that they will invest at least 80% of their respective net assets in California Municipal Obligations and New York Municipal Obligations, respectively. Dividends, regardless of their source, may be subject to local taxes.

Investments
The section below describes the particular types of securities in which a Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Asset-Backed Obligations. TempFund and TempCash. Each Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets. TempCash may also invest in collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Bank Obligations. TempFund and TempCash. Each Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, certificates of deposit, bankers' acceptances, bank notes and time deposits issued or supported by the credit of domestic banks or savings institutions (and, with respect to TempCash, including U.S. dollar-denominated instruments issued or supported by the credit of foreign banks or savings institutions) having total assets at the time of purchase in excess of $1 billion. Each Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's assets. TempCash may also invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risk.

Borrowing. All Funds. During periods of unusual market conditions, each Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Funds will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. No Fund will purchase portfolio securities while borrowings in excess of 5% of such Fund's total assets are outstanding.

Commercial Paper. TempFund and TempCash. Each Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements. In addition, commercial paper purchased by TempCash may include instruments issued by foreign issuers, such as Canadian commercial paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Funding Agreements. TempCash. The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements, issued by highly rated U.S. insurance companies. Funding Agreement investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

Illiquid Securities. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. No Fund will invest more than 10% of the value of its respective net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Investment Company Securities. All Funds. Each Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Municipal Obligations. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Although each Fund may purchase Municipal Obligations subject to the federal alternative minimum tax, MuniFund, California Money Fund and New York Money Fund do not currently intend to do so. Other Municipal Obligations in which each Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. Each Fund may also invest in "moral obligation" bonds, which are bonds that are supported by the moral commitment, but not the legal obligation, of a state or community.

TempFund and TempCash. In addition, TempFund and TempCash may, when deemed appropriate by the Adviser in light of their respective investment objective, invest in high quality, short-term Municipal Obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Repurchase Agreements. TempFund, TempCash, FedFund and T-Fund. Each Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. TempFund, TempCash, FedFund and T-Fund. Each Fund may enter into reverse repurchase agreements. A Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Each Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Stand-by Commitments. MuniFund, MuniCash, California Money Fund and New York Money Fund. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in their respective portfolios. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

U.S. Government Obligations. TempFund, TempCash, FedFund and Federal Trust
Fund. Each Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

U.S. Treasury Obligations. TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities program.

Variable and Floating Rate Instruments. All Funds. Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

When-Issued and Delayed Settlement Transactions. All Funds. Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. Each Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. No Fund intends to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. No Fund receives income from when-issued or delayed settlement securities prior to delivery of such securities.

RISK FACTORS
The principal risks of investing in each Fund are described above in the Risk/Return Summary. The following supplements that description.

Concentration. TempCash, California Money Fund and New York Money Fund. A substantial part of TempCash's portfolio, 25% or more, may be comprised of securities issued by companies in the financial services industry. In addition, a substantial part of the portfolios of the California Money Fund and New York Money Fund may be comprised of securities issued by the State of California and the State of New York, respectively. As a result, these Funds will be more susceptible to any economic, business, political or other developments which generally affect these sectors.

Credit Risk. All Funds. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Treasury securities and other U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with Municipal Obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Domestic Issuers. TempFund. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' domestic issuer, and for purposes of TempFund's investments, the Trust also considers an issuer to be a United States' domestic issuer even if it is organized outside of a United States' jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States' jurisdiction.

Foreign Exposure. TempCash, MuniFund and MuniCash. Securities issued by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.

Interest Rate Risk. All Funds. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of a Fund's assets may not enable the Fund to maintain a stable NAV of $1.00 per share.

Leverage Risk. All Funds. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of a Fund's investment portfolio. The Funds do not currently intend to employ investment strategies that involve leverage risk.

Liquidity. All Funds. The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Municipal Obligations. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund. In making investments, each Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither a Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, a Fund and its shareholders could be subject to substantial tax liabilities.

Special Risks Affecting the California Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal Obligations to timely meet their continuing obligations with respect to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the NAV of the Fund's portfolio.

General obligation bonds of the State of California are currently rated A and A1, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Obligations. Financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

The Fund may from time to time invest in electric revenue issues. The financial performance of certain of these utilities has been severely impacted as the industry moves toward deregulation and increased competition. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance.

Risks include unexpected power outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. All of these factors could materially adversely affect electric utility issuers.

Special Risks Affecting the New York Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have historically experienced serious financial difficulties. These difficulties have historically jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

The risk of a downturn in the financial markets, and the New York economy in particular, however, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York State will experience some decline, and spending pressure related to the cleanup and economic redevelopment of the World Trade Center site will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

General obligation bonds of the State of New York are currently rated AA and A2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

The Fund may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

Management of the Funds

================================================================================

Investment Adviser
BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $272.8 billion of assets under management as of December 31, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

As investment adviser, BIMC manages each Fund and is responsible for all purchases and sales of the Funds' securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, have contractually agreed to waive some fees otherwise payable to them and reimburse expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 2002, the Funds paid BIMC and PFPC the following advisory and administration fees, net of waivers, as a percentage of each Fund's average daily net assets:

                      Administration Fees
                          received by      Investment Advisory
 Fund                    BIMC and PFPC    Fees received by BIMC

TempFund                     0.08%                0.07%

TempCash                     0.09%                0.08%

FedFund                      0.10%                0.08%

T-Fund                       0.10%                0.08%

Federal Trust Fund           0.09%                0.06%

Treasury Trust Fund          0.10%                0.07%

MuniFund                     0.08%                0.08%

MuniCash                     0.09%                0.09%

California Money Fund        0.08%                0.09%

New York Money Fund          0.08%                0.09%

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by each Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information

================================================================================

Price of Fund Shares
A Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Currently, the only days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veterans' Day. The net asset value of each Fund, except TempFund, TempCash, FedFund and T-Fund, is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 PM Eastern
Time). The net asset value of TempFund, TempCash, FedFund and T-Fund is determined as of 6:00 PM Eastern Time. In addition, each Fund may elect, in its discretion if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

The net asset value per share of each class of a Fund's shares is calculated by adding the value of all securities and other assets of a Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares
Shares of each of the Funds are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to the Funds' Office in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-797-2350) or until 3:00 PM Eastern Time through the Funds' internet-based order entry program.

Certain accounts may be eligible for an automatic investment or redemption privilege, commonly called a "sweep," under which amounts necessary to decrease or increase the account balance to a predetermined dollar amount at the end of each day are invested in or redeemed from a selected Fund as of the end of the day. Each investor desiring to use this privilege should consult its bank for details. In order to facilitate a sweep as of the end of each banking day, PNC, the Adviser and the Trust have obtained exemptive relief from the SEC to permit any of the Trust's taxable Funds to enter into overnight repurchase agreements with PNC and certain of its affiliates to accommodate a sweep program for shareholders that are customers of PNC or its affiliates. The exemptive order contains a number of collateralization, pricing and monitoring requirements designed to protect the Funds' interests and is described in greater detail in the Trust's Statement of Additional Information.

The chart below outlines the deadlines for execution of purchase orders for the Funds' Institutional Shares. Purchase orders accepted by PFPC by the deadlines and for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM Eastern Time for TempFund, TempCash and T-Fund), will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM Eastern Time (5:00 PM Eastern Time for FedFund and 5:30 PM Eastern Time for TempFund, TempCash and T-Fund) will not be accepted, and notice thereof will be given to the institution placing the order.+ After prompt inquiry by a Fund, it will return to a sending institution any payments for purchase orders which are not received or accepted. Each of the Funds may at its discretion reject any purchase order for Institutional Shares.

 Portfolio                       Time

TempFund*+               5:30 PM Eastern Time

TempCash*                5:30 PM Eastern Time

FedFund+                 5:00 PM Eastern Time

T-Fund*                  5:30 PM Eastern Time

Federal Trust Fund       2:30 PM Eastern Time

Treasury Trust Fund      2:30 PM Eastern Time

MuniFund                 2:30 PM Eastern Time

MuniCash                 2:30 PM Eastern Time

California Money Fund**  1:00 PM Eastern Time

New York Money Fund     12:00 Noon Eastern Time

+ The deadline for purchase orders for Institutional Shares of TempFund and FedFund placed pursuant to the sweep program for shareholders that are customers of PNC or its affiliates is 6:00 PM Eastern Time. The Funds reserve the right to limit the amount of such orders or to reject an order for any reason.
* Purchase orders for Institutional Shares placed between 3:00 PM and 5:30 PM Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders or to reject an order for any reason.
**Purchase orders for Institutional Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders or to reject an order for any reason.

Payment for Institutional Shares of a Fund may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution for Institutional Shares is $3 million. There is no minimum subsequent investment. A Fund, at its discretion, may reduce the minimum initial investment for Institutional Shares for specific institutions whose aggregate relationship with the Trust is substantially equivalent to this $3 million minimum and warrants this reduction.

Institutional Shares of the Funds are sold without charge by a Fund. Institutional investors purchasing or holding Institutional Shares of the Funds for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Institutional Shares of the Funds. An institution purchasing Institutional Shares of the Fund on behalf of its customers is responsible for transmitting orders to a Fund in accordance with its customer agreements.

Redemption of Shares
Redemption orders must be transmitted to the Funds' office in Wilmington, Delaware in the manner described under "Purchase of Shares." Institutional Shares are redeemed without charge by a Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

On any Business Day, payment for redeemed Institutional Shares of the Funds is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by the deadlines outlined in the chart below. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the Business Day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

 Portfolio                       Time

TempFund*+               5:30 PM Eastern Time

TempCash*                5:30 PM Eastern Time

FedFund+                 5:00 PM Eastern Time

T-Fund*                  5:30 PM Eastern Time

Federal Trust Fund       2:30 PM Eastern Time

Treasury Trust Fund      2:30 PM Eastern Time

MuniFund                12:00 Noon Eastern Time

MuniCash                12:00 Noon Eastern Time

California Money Fund**  1:00 PM Eastern Time

New York Money Fund     12:00 Noon Eastern Time

+ The deadline for redemption orders for Institutional Shares of TempFund and FedFund placed pursuant to the sweep program for shareholders that are customers of PNC or its affiliates is 6:00 PM Eastern Time. The Funds reserve the right to limit the amount of such orders that will be paid on the same day.
* Redemption orders for Institutional Shares placed between 3:00 PM and 5:30 PM Eastern Time may only be transmitted by telephone. TempFund, TempCash and T-Fund reserve the right to limit the amount of such orders that will be paid on the same day.
**Redemption orders for Institutional Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

The Funds shall have the right to redeem shares in any Institutional Share account if the value of the account is less than $100,000, after 60-days' prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Institutional Share account to $100,000 or more, no such redemption shall take place. If a shareholder's

Institutional Share account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month (with the exception of TempFund). Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, a Fund may redeem Institutional Shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Funds reserve the right to vary or waive the minimum and subsequent investment requirements. An institution redeeming shares of a Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customers agreements.

Dividends and Distributions
Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Trust's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885 and will become effective after its receipt by PFPC with respect to dividends paid.

Federal Taxes
Distributions paid by TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

MuniFund, MuniCash, California Money Fund and New York Money Fund anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes. You should note that a portion of the exempt-interest dividends made by these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

Dividends that are paid by California Money Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California State personal income tax, provided that at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year consists of exempt-interest obligations, and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60-days of the close of the Fund's taxable year. However, dividends paid to corporate shareholders subject to California State franchise tax or California State corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California State personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations, such dividends will be subject to California State personal income tax, even though such dividends may be exempt for federal income tax purposes.

The New York Money Fund intends to comply with certain state tax requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes.) Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

                                  *    *    *

PFPC, as transfer agent, will send each of the Funds' shareholders or their authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment. Additionally, PFPC will send the shareholders of the California Money Fund and New York Money Fund, or their authorized representatives, an annual statement regarding, as applicable, California, New York State and New York City tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Financial Highlights

================================================================================

The financial highlights tables are intended to help you understand the financial performance of the Institutional Shares of each Fund for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

TempFund Institutional Shares
The table below sets forth selected financial data for a TempFund Institutional Share outstanding throughout each period presented.

                                -------------------------------------------------------------------------------

                                                                          One Month
                                                                            Ended
                                        Year Ended October 31,           October 31,   Year Ended September 30,
                                    2002         2001         2000         1999/1/         1999        1998
Net Asset Value, Beginning of
 Period                         $      1.00  $      1.00  $      1.00  $      1.00     $      1.00  $     1.00
                                -----------  -----------  -----------  -----------     -----------  ----------
Income From Investment
 Operations:
  Net Investment Income         $    0.0186  $    0.0477  $    0.0611  $    0.0045     $    0.0495  $   0.0549
                                -----------  -----------  -----------  -----------     -----------  ----------
Less Distributions:
Dividends to Shareholders From
 Net Investment                 $   (0.0186) $   (0.0477) $   (0.0611) $   (0.0045)    $   (0.0495) $  (0.0549)
                                -----------  -----------  -----------  -----------     -----------  ----------
Net Asset Value, End of Period  $      1.00  $      1.00  $      1.00  $      1.00     $      1.00  $     1.00
                                ===========  ===========  ===========  ===========     ===========  ==========
Total Return                           1.88%        4.87%        6.28%        5.42%/2/        5.06%       5.63%
Ratios/Supplemental Data:
Net Assets, End of Period (000) $19,871,753  $26,150,330  $15,862,970  $13,884,164     $12,045,566  $9,686,491
Ratio of Expenses to Average
 Daily Net Assets                      0.18%        0.18%        0.18%        0.18%/2/        0.18%       0.18%
Ratio of Expenses to Average
 Daily Net Assets (including
 custody credits)                      0.18%        0.18%        0.18%        0.18%/2/        0.18%       0.18%
Ratio of Expenses to Average
 Daily Net Assets (excluding
 waivers)                              0.18%        0.20%        0.20%        0.20%/2/        0.22%       0.23%
Ratio of Net Investment Income
 to Average Daily Net Assets           1.88%        4.62%        6.12%        5.31%/2/        4.96%       5.50%
                                -------------------------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

TempCash Institutional Shares
The table below sets forth selected financial data for a TempCash Institutional Share outstanding throughout each period presented.

                                   ---------------------------------------------------------------------------

                                                                         One Month
                                                                           Ended
                                         Year Ended October 31,         October 31,   Year Ended September 30,
                                      2002        2001        2000        1999/1/        1999         1998
Net Asset Value, Beginning of
 Period                            $     1.00  $     1.00  $     1.00  $     1.00     $     1.00   $     1.00
                                   ----------  ----------  ----------  ----------     ----------   ----------
Income from Investment Operations:
  Net Investment Income            $   0.0193  $   0.0483  $   0.0613  $   0.0044     $   0.0496   $   0.0552
                                   ----------  ----------  ----------  ----------     ----------   ----------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                 $  (0.0193) $  (0.0483) $  (0.0613) $  (0.0044)    $  (0.0496)  $  (0.0552)
                                   ----------  ----------  ----------  ----------     ----------   ----------
Net Asset Value, End of Period     $     1.00  $     1.00  $     1.00  $     1.00     $     1.00   $     1.00
                                   ==========  ==========  ==========  ==========     ==========   ==========
Total Return                             1.95%       4.93%       6.30%       5.31%/2/       5.07%        5.66%
Ratios/Supplemental Data:
Net Assets, End of Period (000)    $7,195,494  $4,923,190  $3,785,528  $1,951,436     $1,968,626   $2,499,114
Ratio of Expenses to Average Daily
 Net Assets                              0.18%       0.18%       0.18%       0.18%/2/       0.18%        0.18%
Ratio of Expenses to Average Daily
 Net Assets (including custody
 credits)                                0.18%       0.18%       0.18%       0.18%/2/       0.18%        0.18%
Ratio of Expenses to Average Daily
 Net Assets (excluding waivers)          0.24%       0.29%       0.31%       0.34%/2/       0.30%        0.32%
Ratio of Net Investment Income to
 Average Daily Net Assets                1.92%       4.76%       6.18%       5.19%/2/       4.95%        5.52%
                                   ---------------------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

FedFund Institutional Shares
The table below sets forth selected financial data for a FedFund Institutional Share outstanding throughout each year presented.

                                                     ---------------------------------------------------------

                                                                      Year Ended October 31,
                                                        2002        2001        2000       1999       1998
Net Asset Value, Beginning of Period                 $     1.00  $     1.00  $     1.00  $   1.00  $     1.00
                                                     ----------  ----------  ----------  --------  ----------
Income from Investment Operations:
  Net Investment Income                              $   0.0183  $   0.0469  $   0.0594  $ 0.0483  $   0.0535
                                                     ----------  ----------  ----------  --------  ----------
Less Distributions:
Dividends to Shareholders from Net Investment Income $  (0.0183) $  (0.0469) $  (0.0594) $(0.0483) $  (0.0535)
                                                     ----------  ----------  ----------  --------  ----------
Net Asset Value, End of Period                       $     1.00  $     1.00  $     1.00  $   1.00  $     1.00
                                                     ==========  ==========  ==========  ========  ==========
Total Return                                               1.85%       4.79%       6.10%     4.94%       5.48%
Ratios/Supplemental Data:
Net Assets, End of Period $(000)                     $1,955,108  $1,684,597  $1,400,232  $742,744  $1,116,979
Ratio of Expenses to Average Daily Net Assets              0.20%       0.20%       0.20%     0.20%       0.20%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                               0.20%       0.20%       0.20%     0.20%       0.20%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                                       0.26%       0.27%       0.29%     0.28%       0.28%
Ratio of Net Investment Income to Average Daily Net
 Assets                                                    1.82%       4.61%       6.01%     4.81%       5.35%
                                                     ---------------------------------------------------------

T-Fund Institutional Shares
The table below sets forth selected financial data for a T-Fund Institutional Share outstanding throughout each year presented.

                                                -----------------------------------------------------------

                                                                  Year Ended October 31,
                                                   2002        2001        2000        1999        1998
Net Asset Value, Beginning of Period            $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                                ----------  ----------  ----------  ----------  ----------
Income from Investment Operations:
  Net Investment Income                         $   0.0179  $   0.0454  $   0.0579  $   0.0473  $   0.0532
                                                ----------  ----------  ----------  ----------  ----------
Less Distributions:
Dividends to Shareholders from Net Investment
 Income                                         $  (0.0179) $  (0.0454) $  (0.0579) $  (0.0473) $  (0.0532)
                                                ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period                  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                                ==========  ==========  ==========  ==========  ==========
Total Return                                          1.80%       4.63%       5.95%       4.83%       5.46%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                 $2,831,278  $2,582,091  $2,209,396  $2,397,386  $2,544,001
Ratio of Expenses to Average Daily Net Assets         0.20%       0.20%       0.20%       0.20%       0.20%
Ratio of Expenses to Average Daily Net Assets
 (including custody credits)                          0.20%       0.19%       0.19%       0.20%       0.20%
Ratio of Expenses to Average Daily Net Assets
 (excluding waivers)                                  0.25%       0.27%       0.28%       0.26%       0.27%
Ratio of Net Investment Income to Average Daily
 Net Assets                                           1.79%       4.46%       5.77%       4.72%       5.31%
                                                -----------------------------------------------------------

Federal Trust Fund Institutional Shares
The table below sets forth selected financial data for a Federal Trust Fund Institutional Share outstanding throughout each year presented.

                                                           -------------------------------------------------

                                                                        Year Ended October 31,
                                                             2002      2001      2000      1999      1998
Net Asset Value, Beginning of Period                       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           --------  --------  --------  --------  --------
Income from Investment Operations:
  Net Investment Income                                    $ 0.0183  $ 0.0465  $ 0.0593  $ 0.0478  $ 0.0529
                                                           --------  --------  --------  --------  --------
Less Distributions:
Dividends to Shareholders from Net Investment Income       $(0.0183) $(0.0465) $(0.0593) $(0.0478) $(0.0529)
                                                           --------  --------  --------  --------  --------
Net Asset Value, End of Period                             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                           ========  ========  ========  ========  ========
Total Return                                                   1.84%     4.75%     6.10%     4.88%     5.42%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                            $194,335  $187,005  $138,396  $219,344  $280,580
Ratio of Expenses to Average Daily Net Assets                  0.20%     0.20%     0.20%     0.20%     0.20%
Ratio of Expenses to Average Daily Net Assets (including
 custody credits)                                              0.20%     0.20%     0.20%     0.20%     0.20%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                      0.30%     0.31%     0.34%     0.32%     0.29%
Ratio of Net Investment Income to Average Daily Net Assets     1.84%     4.53%     5.84%     4.76%     5.29%
                                                           -------------------------------------------------

Treasury Trust Fund Institutional Shares
The table below sets forth selected financial data for a Treasury Trust Fund Institutional Share outstanding throughout each year presented.

                                                         -----------------------------------------------------

                                                                        Year Ended October 31,
                                                            2002       2001      2000      1999       1998
Net Asset Value, Beginning of Period                     $     1.00  $   1.00  $   1.00  $   1.00  $     1.00
                                                         ----------  --------  --------  --------  ----------
Income from Investment Operations:
  Net Investment Income                                  $   0.0170  $ 0.0443  $ 0.0552  $ 0.0442  $   0.0502
                                                         ----------  --------  --------  --------  ----------
Less Distributions:
Dividends to Shareholders from Net Investment Income     $  (0.0170) $(0.0443) $(0.0552) $(0.0442) $  (0.0502)
                                                         ----------  --------  --------  --------  ----------
Net Asset Value, End of Period                           $     1.00  $   1.00  $   1.00  $   1.00  $     1.00
                                                         ==========  ========  ========  ========  ==========
Total Return                                                   1.71%     4.52%     5.66%     4.51%       5.14%
Ratios/Supplemental Data:
Net Assets, End of Period (000)                          $1,053,635  $766,758  $846,651  $826,167  $1,091,366
Ratio of Expenses to Average
Daily Net Assets                                               0.20%     0.19%     0.20%     0.20%       0.20%
Ratio of Expenses to Average Daily Net Assets (including
 custody credits)                                              0.20%     0.19%     0.20%     0.20%       0.20%
Ratio of Expenses to Average Daily Net Assets (excluding
 waivers)                                                      0.28%     0.27%     0.29%     0.28%       0.28%
Ratio of Net Investment Income to Average Daily
 Net Assets                                                    1.70%     4.48%     5.49%     4.41%       5.02%
                                                         -----------------------------------------------------

MuniFund Institutional Shares
The table below sets forth selected financial data for a MuniFund Institutional Share outstanding throughout each period presented.

                                       ------------------------------------------------------------------

                                                                       Eleven Months
                                                                           Ended          Year Ended
                                           Year Ended October 31,       October 31,      November 30,
                                          2002       2001      2000       1999/1/      1998/2/   1997/2/
Net Asset Value, Beginning of Period   $     1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                       ----------  --------  --------    --------     --------  --------
Income from Investment Operations:
  Net Investment Income                $   0.0142  $ 0.0302  $ 0.0379    $ 0.0273     $ 0.0327  $ 0.0338
                                       ----------  --------  --------    --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                     $  (0.0142) $(0.0302) $(0.0379)   $(0.0273)    $(0.0327) $(0.0338)
                                       ----------  --------  --------    --------     --------  --------
Net Asset Value, End of Period         $     1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                       ==========  ========  ========    ========     ========  ========
Total Return                                 1.43%     3.06%     3.86%       3.02%/3/     3.32%     3.43%
Ratios/Supplemental Data:
Net Assets, End of Period (000)        $1,037,163  $688,837  $605,741    $483,033     $467,760  $536,794
Ratio of Expenses to Average Daily Net
 Assets                                      0.20%     0.20%     0.20%       0.20%/3/     0.25%     0.27%
Ratio of Expenses to Average Daily Net
 Assets (including custody credits)          0.19%     0.19%     0.19%       0.20%/3/     0.25%     0.27%
Ratio of Expenses to Average Daily Net
 Assets (excluding waivers)                  0.37%     0.39%     0.41%       0.41%/3/     0.41%     0.41%
Ratio of Net Investment Income to
 Average Daily Net Assets                    1.41%     3.02%     3.79%       2.96%/3/     3.26%     3.38%
                                       ------------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ The financial highlights for each year ended November 30 in the two year period ended November 30, 1998 were audited by KPMG LLP whose report expressed an unqualified opinion on those financial highlights.
/3/ Annualized.

MuniCash Institutional Shares
The table below sets forth selected financial data for a MuniCash Institutional Share outstanding throughout each period presented.

                                       ------------------------------------------------------------------

                                                                       Eleven Months
                                                                           Ended          Year Ended
                                           Year Ended October 31,       October 31,      November 30,
                                          2002       2001      2000       1999/1/      1998/2/   1997/2/
Net Asset Value, Beginning of Period   $     1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                       ----------  --------  --------    --------     --------  --------
Income from Investment Operations
  Net Investment Income                $   0.0156  $ 0.0325  $ 0.0392    $ 0.0281     $ 0.0346  $ 0.0358
                                       ----------  --------  --------    --------     --------  --------
Less Distributions:
Dividends to Shareholders From Net
 Investment Income                     $  (0.0156) $(0.0325) $(0.0392)   $(0.0281)    $(0.0346) $(0.0358)
                                       ----------  --------  --------    --------     --------  --------
Net Asset Value, End of Period         $     1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                       ==========  ========  ========    ========     ========  ========
Total Return                                 1.57%     3.30%     3.99%       3.11%/3/     3.51%     3.63%
Ratios/Supplemental Data:
Net Assets, End of Period (000)        $1,257,237  $809,890  $298,832    $308,212     $500,254  $397,681
Ratio of Expenses to Average Daily Net
 Assets                                      0.20%     0.20%     0.20%       0.20%/3/     0.18%     0.18%
Ratio of Expenses to Average
Daily Net Assets (including
custody credits)                             0.19%     0.19%     0.20%       0.20%/3/     0.18%     0.18%
Ratio of Expenses to Average Daily Net
 Assets (excluding waivers)                  0.36%     0.40%     0.40%       0.41%/3/     0.40%     0.41%
Ratio of Net Investment Income to
 Average Daily Net Assets                    1.55%     3.04%     3.91%       3.05%/3/     3.47%     3.58%
                                       ------------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ The financial highlights for each year ended November 30 in the two year period ended November 30, 1998 were audited by KPMG LLP whose report expressed an unqualified opinion on those financial highlights.
/3/ Annualized.

California Money Fund Institutional Shares
The table below sets forth selected financial data for a California Money Fund Institutional Share outstanding throughout each period presented.

                                          ------------------------------------------------------------------

                                                                        Nine Months
                                                                           Ended
                                             Year Ended October 31,     October 31,   Year Ended January 31,
                                            2002      2001      2000      1999/1/       1999        1998
Net Asset Value, Beginning of Period      $   1.00  $   1.00  $   1.00   $   1.00     $   1.00    $   1.00
                                          --------  --------  --------   --------      --------   --------
Income from Investment Operations:
  Net Investment Income                   $ 0.0132  $ 0.0271  $ 0.0326   $ 0.0201     $ 0.0305    $ 0.0334
                                          --------  --------  --------   --------      --------   --------
Less Distributions:
Dividends to Shareholders from Net
 Investment Income                        $(0.0132) $(0.0271) $(0.0326)  $(0.0201)    $(0.0305)   $(0.0334)
                                          --------  --------  --------   --------      --------   --------
Net Asset Value, End of Period            $   1.00  $   1.00  $   1.00   $   1.00     $   1.00    $   1.00
                                          ========  ========  ========   ========      ========   ========
Total Return                                  1.33%     2.74%     3.31%      2.73%/2/     3.09%       3.39%
Ratios/Supplemental Data:
Net Assets, End of Period (000)           $456,081  $542,541  $575,735   $543,476     $549,170    $460,339
Ratio of Expenses to Average Daily Net
 Assets                                       0.20%     0.20%     0.20%      0.20%/2/     0.20%       0.20%
Ratio of Expenses to Average Daily Net
 Assets (including custody credits)           0.19%     0.19%     0.20%      0.20%/2/     0.20%       0.20%
Ratio of Expenses to Average Daily Net
 Assets (excluding waivers)                   0.42%     0.44%     0.44%      0.45%/2/     0.45%       0.46%
Ratio of Net Investment Income to Average
 Daily Net Assets                             1.32%     2.72%     3.25%      2.68%/2/     3.02%       3.34%
                                          ------------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2 /Annualized.

New York Money Fund Institutional Shares
The table below sets forth selected financial data for a New York Money Fund Institutional Share outstanding throughout each period presented.

                                        ----------------------------------------------------------------

                                                                      Three Months
                                                                         Ended
                                           Year Ended October 31,     October 31,    Year Ended July 31,
                                          2002      2001      2000      1999/1/        1999      1998
Net Asset Value, Beginning of Period    $   1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                        --------  --------  --------    --------     --------  --------
Income from Investment Operations:
  Net Investment Income                 $ 0.0131  $ 0.0285  $ 0.0364    $ 0.0076     $ 0.0289  $ 0.0336
                                        --------  --------  --------    --------     --------  --------
Less Distributions:
Dividends to Shareholders from Net
 Investment Income                      $(0.0131) $(0.0285) $(0.0364)   $(0.0076)    $(0.0289) $(0.0336)
                                        --------  --------  --------    --------     --------  --------
Net Asset Value, End of Period          $   1.00  $   1.00  $   1.00    $   1.00     $   1.00  $   1.00
                                        ========  ========  ========    ========     ========  ========
Total Return                                1.32%     2.89%     3.71%       3.06%/2/     2.93%     3.41%
Ratios/Supplemental Data:
Net Assets, End of Period (000)         $362,077  $369,989  $302,194    $323,247     $295,728  $318,091
Ratio of Expenses to Average Daily
 Net Assets                                 0.20%     0.20%     0.20%       0.20%/2/     0.20%     0.20%
Ratio of Expenses to Average Daily
 Net Assets (including custody credits)     0.19%     0.19%     0.19%       0.20%/2/     0.20%     0.20%
Ratio of Expenses to Average Daily
 Net Assets (excluding waivers)             0.41%     0.44%     0.46%       0.50%/2/     0.48%     0.48%
Ratio of Net Investment Income to
 Average Daily Net Assets                   1.31%     2.82%     3.61%       3.02%/2/     2.87%     3.35%
                                        ----------------------------------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ Annualized.

HOW TO CONTACT BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

For purchases and redemption orders only call: 800-441-7450

For yield information call: 800-821-6006
    TempFund Institutional Shares Code #: 24
    TempCash Institutional Shares Code #: 21
    FedFund Institutional Shares Code #: 30
    T-Fund Institutional Shares Code #: 60
    Federal Trust Institutional Shares Code #: 11
    Treasury Trust Fund Institutional Shares Code #: 62
    MuniFund Institutional Shares Code #: 50
    MuniCash Institutional Shares Code #: 48
    California Money Fund Institutional Shares Code #: 52
    New York Money Fund Institutional Shares Code #: 53

For other information call: 800-821-7432 or visit our website at www.brpif.com

Written correspondence may be sent to:
    BlackRock Provident Institutional Funds
    100 Bellevue Parkway
    Wilmington, DE 19809

                           Where to Find More Information

                           The Statement of Additional Information (the "SAI") includes additional information about the Trust's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about each Fund's investments, performance and portfolio holdings.

                           Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Trust's web site at www.brpif.com.

                           Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



BPIF-P-001                 The BlackRock Provident Institutional Funds 1940 Act
                           File No. is 811-2354.

Plus Shares

Investment Portfolios
Offered by
BlackRock Provident
Institutional Funds




                                                                      PROSPECTUS
                                                                January 31, 2003





                                                                       BLACKROCK
                                                                       PROVIDENT
                                                                   INSTITUTIONAL
                                                                           FUNDS




                                          The Securities and Exchange Commission
                                          has not approved or disapproved the
                                          Funds' shares or determined if this
                                          prospectus is accurate or complete. It
                                          is a criminal offense to state
                                          otherwise.

                               Table of Contents

                                                                          Page
Introduction .........................................................       1
Risk/Return Summary ..................................................       2
      Investment Goals ...............................................       2
      Principal Investment Policies ..................................       3
      Principal Risks of Investing ...................................       5
      Performance Information ........................................       6
Fees and Expenses ....................................................      12
More Information on Strategies, Investments and Risk .................      16
Management of the Funds ..............................................      23
Shareholder Information ..............................................      24
      Price of Fund Shares ...........................................      24
      Purchase of Shares .............................................      24
      Redemption of Shares ...........................................      25
      Plus Distribution and Services Plan ............................      26
      Dividends and Distributions ....................................      27
      Federal Taxes ..................................................      27
      State and Local Taxes ..........................................      28
Financial Highlights .................................................      29

Introduction

Welcome to the BlackRock Provident Institutional Funds Prospectus for Plus
Shares.

The Prospectus has been written to provide you with information you need to make an informed decision about whether to invest in Plus Shares of the BlackRock Provident Institutional Funds (the "Trust").

This Prospectus contains information about the Plus Shares of the Trust's TempFund, T-Fund, MuniFund, California Money Fund and New York Money Fund (each a "Fund" and collectively the "Funds").

Plus Shares are sold to institutions that have entered into servicing agreements with the Trust in connection with their investments.

The Funds are offered to banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Risk/Return Summary

Investment Goals:
Each Fund is a money market fund that seeks to maintain a stable net asset value
(NAV) of $1.00 per share.

--------------------------------------------------------------------------------
Fund                    Investment Goal
----                    ---------------

--------------------------------------------------------------------------------
TempFund T-Fund         Each Fund seeks as high a level of current income as is
                        consistent with liquidity and stability of principal.

--------------------------------------------------------------------------------
MuniFund The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

--------------------------------------------------------------------------------
California Money Fund   The Fund seeks as high a level of current income that is
                        exempt from federal income tax and, to the extent possible, from California State personal income tax as is consistent with liquidity and stability of principal.

--------------------------------------------------------------------------------
New York Money Fund     The Fund seeks as high a level of current income that is
                        exempt from federal income tax and, to the extent
                        possible, from New York State and New York City personal
                        income taxes as is consistent with liquidity and
                        stability of principal.
--------------------------------------------------------------------------------


Except for MuniFund, the investment goal of each Fund may be changed by the Trust's Board of Trustees without shareholder approval.

Principal Investment Policies:
Each Fund invests in a portfolio of securities maturing in 397 days or less and will have a dollar-weighted average maturity of 90 days or less.

TempFund
TempFund invests in a broad range of U.S. dollar-denominated money market instruments, including government, bank, and commercial obligations and repurchase agreements secured by such obligations.

T-Fund
Under normal circumstances, T-Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations.

MuniFund
Under normal circumstances, MuniFund invests: (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts (collectively, "Municipal Obligations"), the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest may, however, be subject to federal alternative minimum tax.

California Money Fund
The California Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in California Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from the interest on Municipal Obligations that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular federal and California State personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

New York Money Fund
The New York Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in New York Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of

New York ("New York Municipal Obligations") are exempt from regular federal, New York State andNew York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:
All Funds
Although each Fund invests in money market instruments which the investment adviser, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Each Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The following Funds are also subject to the additional principal risks:

T-Fund
Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Funds.

California Money Fund and New York Money Funds
Each Fund is non-diversified. This means that each Fund may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. The California Money and New York Money Funds also concentrate their investments in California Municipal Obligations and New York Municipal Obligations, respectively. Accordingly, each Fund may experience greater fluctuations in NAV and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than California Municipal Obligations or New York Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax or New York State and New York City personal income taxes, respectively.

Performance Information
Plus Shares do not have a performance history as of the date of this Prospectus. As a result, the Bar Charts below indicate the risks of investing in Dollar Shares of each Fund (Institutional Shares for the New York Money Fund) by showing how the performance of such Shares of each Fund has varied from year to year; and by showing the average annual return for such Shares of each Fund. The Tables show the average annual return for the one, five and ten year periods for the Dollar Shares of each Fund (Institutional Shares for the New York Money
Fund). The Bar Charts and the Tables assume reinvestment of dividends and distributions. The past performance of each Fund does not necessarily indicate how it will perform in the future.

                                    TempFund
                                Dollar Shares/1/

                                     [GRAPH]

                                  1993 - 2.87%
                                  1994 - 3.94%
                                  1995 - 5.74%
                                  1996 - 5.17%
                                  1997 - 5.35%
                                  1998 - 5.27%
                                  1999 - 4.90%
                                  2000 - 6.19%
                                  2001 - 3.87%
                                  2002 - 1.48%

                         January, 1993 - December, 2002

                 Best Quarter                        Worst Quarter
                    1.58%                                0.32%
                 (12/31/00)                           (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                            1 Year       5 Years     10 Years
                                            ------       -------     --------

        TempFund Dollar Shares/1/           1.48%         4.33%        4.47%

                                                       7-Day Yield
                                                As of December 31, 2002
                                                -----------------------

        TempFund Dollar Shares/1/                         1.08%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

------------------------

/1/ Because the Plus Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Plus Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                     T-Fund
                                Dollar Shares/1/
                                     [Graph]

                                  1993 - 2.82%
                                  1994 - 3.66%
                                  1995 - 5.61%
                                  1996 - 5.08%
                                  1997 - 5.19%
                                  1998 - 5.09%
                                  1999 - 4.64%
                                  2000 - 5.90%
                                  2001 - 3.64%
                                  2002 - 1.41%

                         January, 1993 - December, 2002

                Best Quarter                      Worst Quarter
                   1.54%                              0.28%
                 (12/31/00)                        (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                     1 Year        5 Years       10 Years
                                     ------        -------       --------

   T-Fund Dollar Shares/1/           1.41%          4.12%          4.31%

                                                   7-Day Yield
                                             As of December 31, 2002
                                             -----------------------

   T-Fund Dollar Shares/1/                            0.94%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

------------------------

/1/ Because the Plus Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    MuniFund
                                Dollar Shares/1/
                                     [Graph]

                                  1993 - 1.96%
                                  1994 - 2.36%
                                  1995 - 3.43%
                                  1996 - 3.02%
                                  1997 - 3.20%
                                  1998 - 3.03%
                                  1999 - 2.85%
                                  2000 - 3.70%
                                  2001 - 2.39%
                                  2002 - 1.10%

                         January, 1993 - December, 2002

                  Best Quarter                       Worst Quarter
                     0.98%                               0.27%
                  (12/31/00)                          (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                      1 Year           5 Years         10 Years
                                      ------           -------         --------

    MuniFund Dollar Shares/1/          1.10%            2.61%            2.71%

                                                       7-Day Yield
                                                 As of December 31, 2002
                                                 -----------------------

    MuniFund Dollar Shares/1/                            1.11%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

------------------------

/1/ Because the Plus Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                              California Money Fund
                                Dollar Shares/1/
                                     [Graph]

                                  1993 - 2.01%
                                  1994 - 2.48%
                                  1995 - 3.39%
                                  1996 - 2.96%
                                  1997 - 3.14%
                                  1998 - 2.88%
                                  1999 - 2.57%
                                  2000 - 3.12%
                                  2001 - 2.09%
                                  2002 - 1.04%

                         January, 1993 - December, 2002

             Best Quarter                           Worst Quarter
                0.85%                                   0.26%
             (12/31/00)                              (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                             1 Year        5 Years     10 Years
                                             ------        -------     --------

  California Money Dollar Shares/1/           1.04%         2.34%        2.57%

                                                7-Day Yield
                                          As of December 31, 2002
                                          -----------------------

  California Money Dollar Shares/1/                1.04%

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

------------------------

/1/ Because the Plus Shares of the Fund have not yet commenced operations, the performance shown is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                               New York Money Fund
                             Institutional Shares/1/

                                    [GRAPH]

                                  1993 - 2.22%
                                  1994 - 2.63%
                                  1995 - 3.69%
                                  1996 - 3.30%
                                  1997 - 3.48%
                                  1998 - 3.22%
                                  1999 - 2.99%
                                  2000 - 3.80%
                                  2001 - 2.47%
                                  2002 - 1.27%

                         January, 1993 - December, 2002

                Best Quarter                        Worst Quarter
                    1.00%                               0.32%
                 (12/31/00)                          (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                                 1 Year      5 Years    10 Years
                                                 ------      -------    --------

  New York Money Fund Institutional Shares/1/     1.27%       2.74%       2.90%


                                                       7-Day Yield
                                                 As of December 31, 2002
                                                 -----------------------

  New York Money Fund Institutional Shares/1/             1.32%


  Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.brpif.com.

  -----------------------

/1/ Because the Plus Shares of the Fund have not yet commenced operations, the performance shown is that of the Institutional Shares of the Fund, which is the only share class of the Fund with a ten year history; the Institutional Shares are offered by a separate prospectus. Institutional Shares and Plus Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

TempFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                  Plus Shares
                                                  -----------

Management Fees                                       0.08%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.10%
       Administration Fees                                 0.09%
       Miscellaneous                                       0.01%

Total Annual Fund Operating Expenses                  0.43%
                                                      -----
       Fee Waiver and Expense Reimbursement          (0.00)%
Net Annual Fund Operating Expenses/1/                 0.43%
                                                      =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

T-Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                  Plus Shares
                                                  -----------

Management Fees                                       0.11%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.14%
       Administration Fees                                 0.12%
       Miscellaneous                                       0.02%
Total Annual Fund Operating Expenses                  0.50%
                                                      -----
       Fee Waiver and Expense Reimbursement          (0.05)%
Net Annual Fund Operating Expenses/1/                 0.45%
                                                      =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                  Plus Shares
                                                  -----------

Management Fees                                       0.17%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.20%
   Administration Fees                                     0.17%
   Miscellaneous                                           0.03%
Total Annual Fund Operating Expenses                  0.62%
                                                      -----
   Fee Waiver and Expense Reimbursement              (0.17)%
Net Annual Fund Operating Expenses/1/                 0.45%
                                                      =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

California Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                  Plus Shares
                                                  -----------

Management Fees                                       0.20%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.22%
     Administration Fees                                   0.19%
     Miscellaneous                                         0.03%
Total Annual Fund Operating Expenses                  0.67%
                                                      -----
     Fee Waiver and Expense Reimbursement            (0.22)%
Net Annual Fund Operating Expenses/1/                 0.45%
                                                      =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

New York Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                  Plus Shares
                                                  -----------

Management Fees                                       0.20%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.21%
     Administration Fees                                   0.19%
     Miscellaneous                                         0.02%
Total Annual Fund Operating Expenses                  0.66%
                                                      -----
     Fee Waiver and Expense Reimbursement            (0.21)%
Net Annual Fund Operating Expenses/1/                 0.45%
                                                      =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Example
This Example is intended to help you compare the cost of investing in the Funds' Plus Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Plus Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Plus Shares operating expenses (before waivers) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                    1 Year        3 Years        5 Years        10 Years
----                    ------        -------        -------        --------

TempFund                  $44           $139           $241           $542

T-Fund                    $51           $160           $280           $628

MuniFund                  $63           $199           $346           $774

California Money          $68           $214           $373           $835
Fund

New York Money            $67           $211           $368           $822
Fund

MORE INFORMATION ON STRATEGIES, INVESTMENTS AND RISK

Investment Strategies
Each Fund's investment goal is described earlier under the Risk/Return Summary. The following is information concerning the investment strategies of the Funds.

All Funds
Each Fund invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by a Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the Securities and Exchange Commission (the "SEC").

TempFund and MuniFund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

     . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (for TempFund, by all NRSROs that rate a security), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

     . securities that are issued or guaranteed by a person with such ratings;

     . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

     . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

     . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

California Money Fund and New York Money Fund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

  . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs, or one NRSRO, if the security or guarantee was only rated by one NRSRO;

  .  securities that are issued or guaranteed by a person with such ratings;

   . securities without such ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

   . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

   . securities issued or guaranteed as to principal or interest by the U.S.
     Government or any of its agencies or instrumentalities.

TempFund and MuniFund
Pursuant to Rule 2a-7 under the 1940 Act, each Fund will generally limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of a Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that a Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

MuniFund, California Money Fund and New York Money Fund
During periods of unusual market conditions or during temporary defensive periods, each Fund may depart from its principal investment strategies. Each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

California Money Fund and New York Money Fund
Substantially all of the Funds' assets are invested in Municipal Obligations. The California Money Fund and New York Money Fund expect that they will invest at least 80% of their respective net assets in California Municipal Obligations and New York Municipal Obligations, respectively. Dividends, regardless of their source, may be subject to local taxes.

Investments
The section below describes the particular types of securities in which a Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Asset-Backed Obligations. TempFund. The Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets.

Bank Obligations. TempFund. The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, certificates of deposit, bankers' acceptances, bank notes and time deposits issued or supported by the credit of domestic banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Each Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's assets.

Borrowing. All Funds. During periods of unusual market conditions, each Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940

Act. The Funds will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. No Fund will purchase portfolio securities while borrowings in excess of 5% of such Fund's total assets are outstanding.

Commercial Paper. TempFund. The Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements.

Illiquid Securities. TempFund, MuniFund, California Money Fund and New York Money Fund. No Fund will invest more than 10% of the value of its respective net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Investment Company Securities. All Funds. Each Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Municipal Obligations. MuniFund, California Money Fund and New York Money Fund. Each Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Although each Fund may purchase Municipal Obligations subject to the federal alternative minimum tax, they do not currently intend to do so. Other Municipal Obligations in which each Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. Each Fund may also invest in "moral obligation" bonds, which are bonds that are supported by the moral commitment, but not the legal obligation, of a state or community.

TempFund. In addition, TempFund may, when deemed appropriate by the Adviser in light of their respective investment objective, invest in high quality, short-term Municipal Obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Repurchase Agreements. TempFund and T-Fund. Each Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. TempFund and T-Fund. Each Fund may enter into reverse repurchase agreements. A Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Each Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Stand-by Commitments. MuniFund, California Money Fund and New York Money Fund. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in their respective portfolios. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

U.S. Government Obligations. TempFund. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

U.S. Treasury Obligations. T-Fund. The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities program.

Variable and Floating Rate Instruments. All Funds. Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

When-Issued and Delayed Settlement Transactions. All Funds. Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. Each Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. No Fund intends to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. No Fund receives income from when-issued or delayed settlement securities prior to delivery of such securities.

RISK FACTORS
The principal risks of investing in each Fund are described above in the Risk/Return Summary. The following supplements that description.

Concentration. California Money Fund and New York Money Fund. A substantial part of TempCash's portfolio, 25% or more, may be comprised of securities issued by companies in the financial services industry. In addition, a substantial part of the portfolios of the California Money Fund and New York Money Fund may be comprised of securities issued by the State of California and the State of New York, respectively. As a result, these Funds will be more susceptible to any economic, business, political or other developments which generally affect these sectors.

Credit Risk. All Funds. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Treasury securities and other U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with Municipal Obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Domestic Issuers. TempFund. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' domestic issuer, and for purposes of TempFund's investments, the Trust also considers an issuer to be a United States' domestic issuer even if it is organized outside of a United States' jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States' jurisdiction.

Foreign Exposure. MuniFund. Securities issued by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign county involved could affect the payment of principal and interest.

Interest Rate Risk. All Funds. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of a Fund's assets may not enable the Fund to maintain a stable NAV of $1.00 per share.

Leverage Risk. All Funds. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of a Fund's investment portfolio. The Funds do not currently intend to employ investment strategies that involve leverage risk.

Liquidity. All Funds. The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Municipal Obligations. TempFund, MuniFund, California Money Fund and New York Money Fund. In making investments, each Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither a Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, a Fund and its shareholders could be subject to substantial tax liabilities.

Special Risks Affecting the California Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal Obligations to timely meet their continuing obligations with respect to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the NAV of the Fund's portfolio.

General obligation bonds of the State of California are currently rated AA and AA2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Obligations. Financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

The Fund may from time to time invest in electric revenue issues. The financial performance of certain of these utilities has been severely impacted as the industry moves toward deregulation and increased competition. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected power outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. All of these factors could materially adversely affect electric utility issuers.

Special Risks Affecting the New York Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have historically experienced serious financial difficulties. These difficulties have historically jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

The risk of a downturn in the financial markets, and the New York economy in particular, however, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York State will experience some decline, and spending pressure related to the cleanup and economic redevelopment of the World Trade Center site will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

General obligation bonds of the State of New York are currently rated AA and A2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

The Fund may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

Management of the Fund

Investment Adviser
BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $272.8 billion of assets under management as of December 31, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

As investment adviser, BIMC manages each Fund and is responsible for all purchases and sales of the Funds' securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, have contractually agreed to waive some fees otherwise payable to them and reimburse expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 2002, the Funds paid BIMC and PFPC the following advisory and administration fees, net of waivers, as a percentage of each Fund's average daily net assets:

                                 Administration Fees
                                 received by           Investment Advisory
        Fund                     BIMC and PFPC         Fees received by BIMC
        ----                     -------------         ---------------------

        TempFund                         0.08%                  0.07%
        T-Fund                           0.10%                  0.08%
        MuniFund                         0.08%                  0.08%
        California Money Fund            0.08%                  0.09%
        New York Money Fund              0.08%                  0.09%

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by each Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information

Price of Fund Shares
A Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Currently, the only days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veterans' Day. The net asset value of each Fund, except TempFund, and T-Fund, is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 PM Eastern Time). The net asset value of TempFund and T-Fund is determined as of 6:00 PM Eastern Time. In addition, each Fund may elect, in its discretion if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

The net asset value per share of each class of a Fund's shares is calculated by adding the value of all securities and other assets of a Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares
Shares of each of the Funds are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to the Funds' office in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-797-2350) or until 3:00 PM, Eastern Time, through the Funds' internet-based order entry program.

The chart below outlines the deadlines for execution of purchase orders for the Funds' Plus Shares. Purchase orders accepted by PFPC by the deadlines and for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM, Eastern Time (5:30 PM, Eastern Time, for TempFund and T-Fund) will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM, Eastern Time (5:30 PM, Eastern Time, for TempFund and T-Fund) will not be accepted, and notice thereof will be given to the institution placing the order. After prompt inquiry by a Fund, it will return to sending institution any payments for purchase orders which are not received or accepted. Each of the Funds may at their discretion reject any purchase order for Plus Shares.

               Portfolio                                  Time
               ---------                                  ----

               TempFund*                           5:30 PM Eastern Time
               T-Fund*                             5:30 PM Eastern Time
               MuniFund                            2:30 PM Eastern Time
               California Money Fund**             1:00 PM Eastern Time
               New York Money Fund              12:00 Noon Eastern Time

* Purchase orders for Plus Shares placed between 3:00 PM and 5:30 PM Eastern Time, may only be transmitted by telephone. TempFund and T-Fund reserve the right to limit the amount of such orders or to reject an order for any reason.

** Purchase orders for Plus Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00 PM Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders or to reject an order for any reason.

Payment for Plus Shares of a Fund may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution for Plus Shares is $5,000. (However, institutional investors may set a higher minimum for their customers.) There is no minimum subsequent investment.

Plus Shares of the Funds are sold without charge by a Fund. Institutional investors purchasing or holding Plus Shares of the Funds for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Plus Shares of the Funds. An institution purchasing Plus Shares of the Fund on behalf of its customers is responsible for transmitting orders to a Fund in accordance with its customer agreements.

Redemption of Shares

Redemption orders must be transmitted to the Funds' office in Wilmington, Delaware in the manner described under "Purchase of Shares." Plus Shares are redeemed without charge by a Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

On any Business Day, payment for redeemed Plus Shares of the Funds is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by the deadlines outlined in the chart below. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the next day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

             Portfolio                                  Time
             ---------                                  ----

          TempFund*                                   5:30 PM Eastern Time
          T-Fund*                                     5:30 PM Eastern Time
          MuniFund                                 12:00 Noon Eastern Time
          California Money Fund**                     1:00 PM Eastern Time
          New York Money Fund                      12:00 Noon Eastern Time

* Redemption orders for Plus Shares placed between 3:00 PM and 5:30 PM Eastern Time, may only be transmitted by telephone. TempFund and T-Fund reserve the right to limit the amount of such orders that will be paid the same day.

** Redemption orders for Plus Shares of the California Money Fund will be accepted between 12:00 Noon Eastern Time and 1:00pm Eastern Time up to a maximum of $1 million per account. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

The Funds shall have the right to redeem shares in any Plus Share account if the value of the account is less than $5,000 (other than due to market fluctuations), after 60-days' prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Plus Share account to $5,000 or more, no such redemption shall take place. If a shareholder's Plus Share account falls below an average of $5,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month (with the exception of TempFund). Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, a Fund may redeem Plus Shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Funds reserve the right to vary or waive the minimum and subsequent investment requirements. An institution redeeming shares of a Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customers agreements.

Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Plus Shares. (See also "Management of the Fund - Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Plus Shares.

Plus Distribution and Services Plan

Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC ("Service Organizations"), may purchase Plus Shares. Pursuant to a Distribution and Services Plan (12b-1
Plan) adopted by the Trust's Board of Trustees, the Trust will enter into an agreement with each Service Organization which purchases Plus Shares. The agreement will require the Service Organization to provide distribution and sales support and shareholder services to its customers who are the beneficial owners of such shares in consideration of the payment of a fee of 0.25% (on an annualized basis) of the average daily net asset value of the Plus Shares of TempFund, T-Fund and MuniFund, and up to 0.40% (on an annualized basis ) of the average daily net asset value of the Plus Shares of California Money Fund and New York Money Fund, held by the Service Organization. Because such fees are paid out of the Funds' assets on an on-going basis, over time fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution and sales support and shareholder services are described more fully in the Statement of Additional Information under "Management of the Fund - Service Organizations." Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Plus Shares.

Dividends and Distributions

Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Trust's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885 and will become effective after its receipt by PFPC with respect to dividends paid.

Federal Taxes

Distributions paid by TempFund and T-Fund will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

MuniFund, California Money Fund and New York Money Fund anticipate that substantially all of their income dividends will be "exempt-interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes. You should note that a portion of the exempt-interest dividends made by these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

Dividends that are paid by California Money Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California State personal income tax, provided that at least 50% of the aggregate value of the Fund's assets consists of exempt-interest obligations, and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60-days of the close of the Fund's taxable year. However, dividends paid to corporate shareholders subject to California State franchise tax or California State corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California State personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations, such dividends will be subject to California State personal income tax, even though such dividends may be exempt for federal income tax purposes.

The New York Money Fund intends to comply with certain state tax requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes). Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

                                      * * *

PFPC, as transfer agent, will send each of the Funds' shareholders, or their authorized representative, an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment. Additionally, PFPC will send the shareholders of the California Money Fund and New York Money Fund, or their authorized representatives, an annual statement regarding, as applicable, California, New York State and New York City tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Financial Highlights

The Plus Shares of the Funds do not have a financial history as of the date of this Prospectus. As a result, the financial highlights tables are intended to help you understand the financial performance of the Dollar Shares of each Fund (Institutional Shares for the New York Money Fund) for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

TempFund Dollar Shares

The table below sets forth selected financial data for a TempFund Dollar Share outstanding throughout each period presented.

                                                                                             One
                                                                                            Month
                                                                                            Ended
                                                                                           October         Year Ended
                                                         Year Ended October 31,              31,          September 30,
                                                    2002          2001          2000       1999/1/          1999         1998
                                                -------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .......    $     1.00    $     1.00     $    1.00    $    1.00      $    1.00    $    1.00
                                                ----------    ----------     ---------    ---------      ---------    ---------
  Income from Investment Operations:
     Net Investment Income .................    $   0.0161    $   0.0452     $  0.0586    $  0.0043      $  0.0470    $  0.0524
                                                ----------    ----------     ---------    ---------      ---------    ---------
Less Distributions:
  Dividends to Shareholders from
     Net Investment Income .................      ($0.0161)   $  (0.0452)    $ (0.0586)   $ (0.0043)     $ (0.0470)   $ (0.0524)
                                                ----------    ----------     ---------    ---------      ---------    ---------
Net Asset Value, End of Period .............    $     1.00    $     1.00     $    1.00    $    1.00      $    1.00    $    1.00
                                                ==========    ==========     =========    =========      =========    =========
  Total Return .............................          1.62%         4.61%         6.02%        5.15%/2/       4.81%        5.38%

Ratios/Supplemental Data:
     Net Assets, End of Period (000) .......    $4,309,354    $5,677,232     $ 815,132    $ 446,569      $ 497,178    $ 302,476
     Ratio of Expenses to Average
     Daily Net Assets ......................          0.43%         0.43%         0.43%        0.43%/2/       0.43%        0.43%
  Ratio of Expenses to Average Daily
     Net Assets (including custody
     credits) ..............................          0.43%         0.43%         0.43%        0.43%/2/       0.43%        0.43%
  Ratio of Expenses to Average Daily
     Net Assets (excluding waivers) ........          0.43%         0.45%         0.45%        0.45%/2/       0.47%        0.48%
  Ratio of Net Investment Income to
  Average Daily Net Assets .................          1.63%         4.32%         5.94%        5.06%/2/       4.71%        5.25%

--------------------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/  Annualized.

T-Fund Dollar Shares

The table below sets forth selected financial data for a T-Fund Dollar Share outstanding throughout each year presented.

                                                                                    Year Ended October 31,
                                                                  2002         2001          2000          1999        1998
                                                              ------------------------------------------------------------------
Net Asset Value, Beginning of Period ....................      $   1.00      $   1.00      $   1.00      $   1.00     $   1.00
                                                               --------      --------      --------      --------     --------
Income from Investment Operations:
    Net Investment Income ...............................      $ 0.0154      $ 0.0429      $ 0.0554      $ 0.0448     $ 0.0507
                                                               --------      --------      --------      --------     --------
Less Distributions:
   Dividends to Shareholders
     From Net Investment Income .........................      $(0.0154)     $(0.0429)     $(0.0554)     $(0.0448)    $(0.0507)
                                                               --------      --------      --------      --------     --------
Net Asset Value, End of Period ..........................      $   1.00      $   1.00      $   1.00      $   1.00     $   1.00
                                                               ========      ========      ========      ========     ========
Total Return ............................................          1.55%         4.37%         5.68%         4.58%        5.21%
Ratios/Supplemental Data:
Net Assets, End of Period (000) .........................      $448,592      $542,219      $630,801      $612,695     $777,385
   Ratio of Expenses to Average Daily Net
     Assets .............................................          0.45%         0.45%         0.45%         0.45%        0.45%
   Ratio of Expenses to Average Daily Net
     Assets (including custody credits) .................          0.45%         0.44%         0.44%         0.45%        0.45%
   Ratio of Expenses to Average Daily Net
     Assets (excluding waivers) .........................          0.50%         0.52%         0.53%         0.51%        0.52%
   Ratio of Net Investment Income to
     Average Daily Net Assets ...........................          1.54%         4.34%         5.54%         4.47%        5.06%

MuniFund Dollar Shares
The table below sets forth selected financial data for a MuniFund Dollar Share outstanding throughout each period presented.

                                                                                            Eleven
                                                                                            Months
                                                                                            Ended                 Year Ended
                                                        Year Ended October 31,            October 31,            November 30,
                                                   2002          2001          2000         1999/1/          1998/2/       1997/2/
                                               -------------------------------------------------------------------------------------
Net Asset Value, Beginning Period ............   $   1.00      $   1.00      $   1.00      $   1.00         $   1.00      $   1.00
                                                 --------      --------      --------      --------         --------      --------
Income from Investment Operations:
   Net Investment Income .....................   $ 0.0117      $ 0.0277      $ 0.0354      $ 0.0250         $ 0.0302      $ 0.0313
                                                 --------      --------      --------      --------         --------      --------
Less Distributions:
  Dividends to Shareholders From
    Net Investment Income ....................   $(0.0117)     $(0.0277)     $(0.0354)     $(0.0250)        $(0.0302)     $(0.0313)
                                                 --------      --------      --------      --------         --------      --------
Net Asset Value, End of Period ...............   $   1.00      $   1.00      $   1.00      $   1.00         $   1.00      $   1.00
                                                 ========      ========      ========      ========         ========      ========
Total Return .................................       1.18%         2.81%         3.60%         2.77%/3/         3.07%         3.18%
Ratios/Supplemental Data:

Net Assets, End of Period (000) ..............   $ 74,526      $ 70,990      $ 63,619      $ 56,238         $ 51,736      $ 67,387
  Ratio of Expenses to Average Daily
   Net Assets ................................       0.45%         0.45%         0.45%         0.45%/3/         0.50%         0.52%
  Ratio of Expenses to Average Daily
   Net Assets (including custody credits) ....       0.44%         0.44%         0.44%         0.45%/3/         0.50%         0.52%
  Ratio of Expenses to Average Daily
   Net Assets (excluding waivers) ............       0.62%         0.64%         0.66%         0.66%/3/         0.66%         0.66%
  Ratio of Net Investment Income to
    Average Daily Net Assets .................       1.18%         2.66%         3.55%         2.71%/3/         3.01%         3.13%

----------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/ The financial highlights for each year ended November 30 in the two year period ended November 30, 1998 were audited by KPMG LLP whose report expressed an unqualified opinion on those financial highlights.
/3/    Annualized.

California Money Fund Dollar Shares

The table below sets forth selected financial data for a California Money Fund Dollar Share outstanding throughout each period presented.

                                                                                           Nine
                                                                                          Months
                                                                                          Ended
                                                        Year Ended October 31,          October 31,    Year Ended January 31,
                                                    2002         2001         2000        1999/1/        1999          1998
                                                 -----------------------------------------------------------------------------
Net Asset Value, Beginning of Period ........    $   1.00     $   1.00     $   1.00      $   1.00      $   1.00       $   1.00
                                                 --------     --------     --------      --------      --------       --------
Income From Investment Operations:
  Net Investment Income .....................    $ 0.0107     $ 0.0246     $ 0.0301      $ 0.0182      $ 0.0280       $ 0.0309
                                                 --------     --------     --------      --------      --------       --------
Less Distributions:
  Dividends to Shareholders From
     Net Investment Income ..................    $(0.0107)    $(0.0246)    $(0.0301)     $(0.0182)     $(0.0280)      $(0.0309)
                                                 --------     --------     --------      --------      --------       --------
Net Asset Value, End of Period ..............    $   1.00     $   1.00     $   1.00      $   1.00      $   1.00       $   1.00
                                                 ========     ========     ========      ========      ========       ========
Total Return ................................        1.07%        2.49%        3.05%         2.48%/2/      2.84%          3.14%
Ratios/Supplemental Data:
Net Assets, End of Period (000) .............    $ 29,922     $ 27,460     $ 10,212      $  8,288      $139,601       $130,547
  Ratio of Expenses to Average
     Daily Net Assets .......................        0.45%        0.45%        0.45%         0.45%/2/      0.45%          0.45%
  Ratio of Expenses to Average
     Daily Net Assets (including
     custody credits) .......................        0.45%        0.44%        0.45%         0.45%/2/      0.45%          0.45%
  Ratio of Expenses to Average
     Daily Net Assets (excluding waivers) ...        0.67%        0.69%        0.69%         0.70%/2/      0.70%          0.71%
  Ratio of Net Investment Income to
     Average Daily Net Assets ...............        1.12%        2.45%        2.98%         2.43%/2/      2.77%          3.09%

----------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/  Annualized.

New York Money Fund Institutional Shares
The table below sets forth selected financial data for a New York Money Fund Institutional Share outstanding throughout each period presented.

                                                                                        Three
                                                                                        Months
                                                                                        Ended
                                                  Year Ended October 31,              October 31,          Year Ended July 31,
                                             2002          2001           2000          1999/1/            1999           1998
                                         ------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...   $   1.00      $    1.00      $    1.00      $    1.00         $    1.00      $    1.00
                                           --------      ---------      ---------      ---------         ---------      ---------
  Income from Investment Operations:
   Net Investment Income ...............   $ 0.0131      $  0.0285      $  0.0364      $  0.0076         $  0.0289      $  0.0336
                                           --------      ---------      ---------      ---------         ---------      ---------
Less Distributions:
  Dividends to Shareholders from
   Net Investment Income ...............   $(0.0131)      ($0.0285)      ($0.0364)      ($0.0076)         ($0.0289)      ($0.0336)
                                           --------      ---------      ---------      ---------         ---------      ---------
Net Asset Value, End of Period .........   $   1.00      $    1.00      $    1.00      $    1.00         $    1.00      $    1.00
                                           ========      =========      =========      =========         =========      =========
Total Return ...........................       1.32%          2.89%          3.71%          3.06%/2/          2.93%          3.41%
Ratios/Supplemental Data:
  Net Assets, End of Period (000) ......   $362,077      $ 369,989      $ 302,194      $ 323,247         $ 295,728      $ 318,091
  Ratio of Expenses to Average
    Daily Net Assets ...................       0.20%          0.20%          0.20%          0.20%/2/          0.20%          0.20%
  Ratio of Expenses to Average
    Daily Net Assets (including
    custody credits) ...................       0.19%          0.19%          0.19%          0.20%/2/          0.20%          0.20%
   Ratio of Expenses to Average
    Daily Net Assets (excluding
    waivers) ...........................       0.41%          0.44%          0.46%          0.50%/2/          0.48%          0.48%
  Ratio of Net Investment Income
    to Average Daily Net Assets ........       1.31%          2.82%          3.61%          3.02%/2/          2.87%          3.35%

-----------------------------

/1/ The Fund reorganized into the Trust in 1999 and changed its fiscal year at that time.
/2/   Annualized.

HOW TO CONTACT BLACKROCK PROVIDENT INSTITUTIONAL FUNDS


For purchases and redemption orders only call: 800-441-7450

For yield information call: 800-821-6006

         TempFund Plus Shares Code: ...........................    H4
         T-Fund Plus Shares Code: .............................    32
         MuniFund Plus Shares Code: ...........................    K4
         California Money Fund Plus Shares Code: ..............    58
         New York Money Fund Plus Shares Code: ................    56

For other information call: 800-821-7432 or visit our website at www.brpif.com

Written correspondence may be sent to:

         BlackRock Provident Institutional Funds
         100 Bellevue Parkway
         Wilmington, DE  19809

Where to Find More Information

The Statement of Additional Information (the "SAI") includes additional information about the Trust's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about each Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Trust's web site at www.brpif.com. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The BlackRock Provident Institutional Funds 1940 Act File No. is 811-2354.

   [LOGO] BEAR STEARNS



Bear Stearns
Money Market Funds

       Prospectus
       January 31, 2003

         TempFund

         FedFund

         MuniFund

         California Money Fund

         New York Money Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents

================================================================================


                                                                       Page
                                                                       ----
    Introduction......................................................   1

    Risk/Return Summary...............................................   2

        Investment Goals..............................................   2

        Principal Investment Policies.................................   3

        Principal Risks of Investing..................................   5

        Performance Information.......................................   6

    Fees and Expenses.................................................  11

    More Information on Strategies, Investments and Risk..............  15

    Management of the Funds...........................................  22

    Shareholder Information...........................................  23

        Price of Fund Shares..........................................  23

        Purchase of Shares............................................  23

        Redemption of Shares..........................................  24

        Bear Stearns Distribution Plan and Shareholder Services Plan..  25

        Dividends and Distributions...................................  26

        Federal Taxes.................................................  26

        State and Local Taxes.........................................  27

    Financial Highlights..............................................  28

Introduction

================================================================================


This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bear Stearns Shares of the BlackRock Provident Institutional Funds (the "Trust"). BlackRock Institutional Management Corporation ("BIMC" or the "Adviser") is the investment adviser, not Bear Stearns Securities Corp. or any of its affiliates ("Bear Stearns").

The Bear Stearns Shares of the Trust offered by this Prospectus represent interests in
TempFund, FedFund, MuniFund, California Money Fund and New York Money Fund (each a "Fund" and collectively, the "Funds"). This Prospectus relates solely to the Bear Stearns Shares of the Trust.

Risk/Return Summary

================================================================================


Investment Goals:
Each Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per share.

Fund                  Investment Goal
----                  ---------------
TempFund              Each Fund seeks as high a level of current income as is consistent
FedFund               with liquidity and stability of principal.
------------------------------------------------------------------------------------------
MuniFund              The Fund seeks as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal.
------------------------------------------------------------------------------------------
California Money Fund The Fund seeks as high a level of current income that is exempt from federal income tax and, to the extent possible, from California
                      State personal income tax as is consistent with liquidity and stability of principal.
------------------------------------------------------------------------------------------
New York Money Fund   The Fund seeks as high a level of current income that is exempt from federal income tax and, to the extent possible, from New York
                      State and New York City personal income taxes as is consistent with liquidity and and stability of principal.

Except for MuniFund, the investment goal of each Fund may be changed by the Trust's Board of Trustees without shareholder approval.

Principal Investment Policies:
Each Fund invests in a portfolio of securities maturing in 397 days or less and will have a dollar-weighted average maturity of 90 days or less.

TempFund
TempFund invests in a broad range of U.S. dollar-denominated money market instruments, including government, bank, and commercial obligations and repurchase agreements secured by such obligations.

FedFund
Under normal circumstances, FedFund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations.

MuniFund
Under normal circumstances, MuniFund invests: (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts (collectively, "Municipal Obligations"), the income from which is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. Municipal Obligations in which the Fund may invest may, however, be subject to federal alternative minimum tax.

California Money Fund
The California Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in California Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from the interest on Municipal Obligations that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular federal and California State personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

New York Money Fund
The New York Money Fund invests primarily in Municipal Obligations issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions. The Fund may also invest in Municipal Obligations issued by or on behalf of other states, territories and possessions of the United States, District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund expects that it will invest at least 80% of its net assets in New York Municipal Obligations (as defined below). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico.

Principal Risks of Investing:

All Funds
Although each Fund invests in money market instruments which the investment adviser, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Each Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The following Funds are also subject to additional principal risks:

FedFund
Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

California Money Fund and New York Money Fund
Each Fund is non-diversified. This means that each Fund may invest a greater percentage of its assets in a particular issuer, and that its performance will be dependent upon a smaller category of securities than a diversified portfolio. The California Money and New York Money Funds also concentrate their investments in California Municipal Obligations and New York Municipal Obligations, respectively. Accordingly, each Fund may experience greater fluctuations in NAV and may have greater risk of loss.

Dividends derived from interest on Municipal Obligations other than California Municipal Obligations or New York Municipal Obligations are exempt from federal income tax but may be subject to California State personal income tax or New York State and New York City personal income taxes, respectively.

Performance Information

================================================================================


The Bear Stearns Shares do not have a full calendar year of performance history as of the date of this Prospectus. As a result, the Bar Charts below indicate the risks of investing in Dollar Shares of each Fund (Institutional Shares for New York Money Fund) by showing how the performance of such Shares of each Fund has varied from year to year; and by showing the average annual return for such Shares of each Fund. The Tables show the average annual return for the one, five and ten year periods for the Dollar Shares of each Fund (Institutional Shares for New York Money Fund). The Bar Charts and the Tables assume reinvestment of dividends and distributions. The past performance of each Fund does not necessarily indicate how it will perform in the future.

                                    [CHART]

     TempFund
 Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.87%
1994       3.94%
1995       5.74%
1996       5.17%
1997       5.35%
1998       5.27%
1999       4.90%
2000       6.19%
2001       3.87%
2002       1.48%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.58%         0.32%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                          1 Year 5 Years 10 Years

TempFund Dollar Shares/1/ 1.48%   4.33%   4.47%
                             7-Day Yield As of
                             December 31, 2002

TempFund Dollar Shares/1/          1.08%


Current Yield: You may call your broker to obtain the Fund's current 7-day yield.

/1/ Because the Bear Stearns Shares of the Fund do not have a full calendar year of performance history as of the date of this Prospectus, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Bear Stearns Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

     FedFund
Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.86%
1994       3.97%
1995       5.67%
1996       5.09%
1997       5.22%
1998       5.13%
1999       4.76%
2000       6.03%
2001       3.81%
2002       1.45%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              1.56%         0.30%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                         1 Year 5 Years 10 Years

FedFund Dollar Shares/1/ 1.45%   4.22%   4.39%

                            7-Day Yield As of
                            December 31, 2002

FedFund Dollar Shares/1/         1.02%

Current Yield: You may call your broker to obtain the Fund's current 7-day yield.

/1/ Because the Bear Stearns Shares of the Fund do not have a full calendar year of performance history as of the date of this Prospectus, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Bear Stearns Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

    MuniFund
Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       1.96%
1994       2.36%
1995       3.43%
1996       3.02%
1997       3.20%
1998       3.03%
1999       2.85%
2000       3.70%
2001       2.39%
2002       1.10%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              0.98%         0.27%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                          1 Year 5 Years 10 Years

MuniFund Dollar Shares/1/ 1.10%   2.61%   2.71%

                             7-Day Yield As of
                             December 31, 2002

MuniFund Dollar Shares/1/         1.11%

Current Yield: You may call your broker to obtain the Fund's current 7-day yield.

/1/ Because the Bear Stearns Shares of the Fund do not have a full calendar year of performance history as of the date of this Prospectus, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Bear Stearns Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

California Money Fund
   Dollar Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.01%
1994       2.48%
1995       3.39%
1996       2.96%
1997       3.14%
1998       2.88%
1999       2.57%
2000       3.12%
2001       2.09%
2002       1.04%

January, 1993 - December, 2002

                           Best Quarter Worst Quarter
                              0.85%         0.26%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                       1 Year 5 Years 10 Years

California Money Fund Dollar Shares/1/ 1.04%   2.34%   2.57%

                                          7-Day Yield As of
                                          December 31, 2002

California Money Fund Dollar Shares/1/         1.04%

Current Yield: You may call your broker to obtain the Fund's current 7-day yield.

/1/ Because the Bear Stearns Shares of the Fund do not have a full calendar year of performance history as of the date of this Prospectus, the performance is that of the Dollar Shares of the Fund, which are offered by a separate prospectus. Dollar Shares and Bear Stearns Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

                                    [CHART]

  New York Money Fund
Institutional Shares/1/

      Net Annualized
          Returns
      --------------
1993       2.22%
1994       2.63%
1995       3.69%
1996       3.30%
1997       3.48%
1998       3.22%
1999       2.99%
2000       3.80%
2001       2.47%
2002       1.27%

January, 1993 - December, 2002


                           Best Quarter Worst Quarter
                              1.00%         0.32%
                            (12/31/00)   (12/31/02)

The Fund's Average Annual Total Return for Periods Ended December 31, 2002

                                            1 Year 5 Years 10 Years

New York Money Fund Institutional Shares/1/ 1.27%   2.74%   2.90%

                                               7-Day Yield As of
                                               December 31, 2002

New York Money Fund Institutional Shares/1/         1.32%

Current Yield: You may call your broker to obtain the Fund's current 7-day yield.

/1/ Because the Bear Stearns Shares of the Fund do not have a full calendar year of performance history as of the date of this Prospectus, the performance is that of the Institutional Shares of the Fund, which is the only share class of the Fund with a ten year history; the Institutional Shares are offered by a separate prospectus. Institutional Shares and Bear Stearns Shares of the Fund should have returns and seven day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses.

Fees and Expenses

================================================================================

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

TempFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Bear Stearns Shares

Management Fees                           0.08%

Distribution (12b-1) Fees                 0.35%

Other Expenses                            0.57%
  Administration Fees                              0.09%
  Shareholder Servicing Fees                       0.47%
  Miscellaneous                                    0.01%

Total Annual Fund Operating Expenses      1.00%
                                          =====
  Fee Waiver and Expense Reimbursement  (0.00)%

Net Annual Fund Operating Expenses/1/     1.00%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.18%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

FedFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                                     Bear Stearns Shares

             Management Fees                           0.11%

             Distribution (12b-1) Fees                 0.35%

             Other Expenses                            0.60%
               Administration Fees                              0.13%
               Shareholder Servicing Fees                       0.45%
               Miscellaneous                                    0.02%

             Total Annual Fund Operating Expenses      1.06%
                                                       =====
               Fee Waiver and Expense Reimbursement  (0.06)%

             Net Annual Fund Operating Expenses/1/     1.00%
                                                       =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

MuniFund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Bear Stearns Shares

Management Fees                           0.17%

Distribution (12b-1) Fees                 0.35%

Other Expenses                            0.65%
  Administration Fees                              0.17%
  Shareholder Servicing Fees                       0.45%
  Miscellaneous                                    0.03%

Total Annual Fund Operating Expenses      1.17%
                                          =====
  Fee Waiver and Expense Reimbursement  (0.17)%

Net Annual Fund Operating Expenses/1/     1.00%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

California Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Bear Stearns Shares

Management Fees                           0.20%

Distribution (12b-1) Fees                 0.35%

Other Expenses                            0.67%
  Administration Fees                              0.19%
  Shareholder Servicing Fees                       0.45%
  Miscellaneous                                    0.03%

Total Annual Fund Operating Expenses      1.22%
                                          =====

  Fee Waiver and Expense Reimbursement  (0.22)%

Net Annual Fund Operating Expenses/1/     1.00%
                                          =====

/1 /The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

New York Money Fund Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)

                                        Bear Stearns Shares

Management Fees                           0.20%

Distribution (12b-1) Fees                 0.35%

Other Expenses                            0.66%
  Administration Fees                              0.19%
  Shareholder Servicing Fees                       0.45%
  Miscellaneous                                    0.02%

Total Annual Fund Operating Expenses      1.21%
                                          =====
  Fee Waiver and Expense Reimbursement  (0.21)%

Net Annual Fund Operating Expenses/1/     1.00%
                                          =====

/1/ The Adviser and PFPC Inc., the Fund's co-administrator, have contractually agreed to waive fees and reimburse expenses (the "waiver agreement") in order to keep to combined Management Fees, Administration Fees and Miscellaneous Expenses from exceeding 0.20%. The waiver agreement may be terminated by a vote of the Trust's Board of Trustees or shareholders on 60 days written notice or by the Adviser and PFPC Inc. on 90 days written notice.

Example
This Example is intended to help you compare the cost of investing in the Funds' Bear Stearns Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Bear Stearns Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Bear Stearns Shares operating expenses (before waivers) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 Fund                 1 Year 3 Years 5 Years 10 Years

TempFund               $102   $318    $552    $1,225

FedFund                $108   $337    $585    $1,294

MuniFund               $119   $372    $644    $1,420

California Money Fund  $124   $387    $670    $1,477

New York Money Fund    $123   $384    $665    $1,466

MORE INFORMATION ON STRATEGIES, INVESTMENTS AND RISK

Investment Strategies
Each Fund's investment goal is described earlier under the Risk/Return Summary. The following is information concerning the investment strategies of the Funds.

All Funds
Each Fund invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by a Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the Securities and Exchange Commission (the "SEC").

TempFund and MuniFund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (for TempFund, by all NRSROs that rate a security), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

California Money Fund and New York Money Fund
Each Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. Securities purchased by each Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

 . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs, or one NRSRO, if the security or guarantee was only rated by one NRSRO;

 .  securities that are issued or guaranteed by a person with such ratings;

 . securities without such ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

 . securities issued by other open-end investment companies that invest in the type of obligations in which a Fund may invest; or

 . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

TempFund and MuniFund
Pursuant to Rule 2a-7 under the 1940 Act, each Fund will generally limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of a Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that a Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

MuniFund, California Money Fund and New York Money Fund
During periods of unusual market conditions or during temporary defensive periods, each Fund may depart from its principal investment strategies. Each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

California Money Fund and New York Money Fund
Substantially all of the Funds' assets are invested in Municipal Obligations. The California Money Fund and New York Money Fund expect that they will invest at least 80% of their respective net assets in California Municipal Obligations and New York Municipal Obligations, respectively. Dividends, regardless of their source, may be subject to local taxes.

Investments
The section below describes the particular types of securities in which a Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Asset-Backed Obligations. TempFund. The Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets.

Bank Obligations. TempFund. The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, certificates of deposit, bankers' acceptances, bank notes and time deposits issued or supported by the credit of domestic banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's assets.

Borrowing. All Funds. During periods of unusual market conditions, each Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act. The Funds will borrow money when the Adviser believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings will be unsecured. No Fund will purchase portfolio securities while borrowings in excess of 5% of such Fund's total assets are outstanding.

Commercial Paper. TempFund. The Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements.

Illiquid Securities. TempFund, MuniFund, California Money Fund and New York Money Fund. No Fund will invest more than 10% of the value of its respective net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Investment Company Securities. All Funds. Each Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

Municipal Obligations. MuniFund, California Money Fund and New York Money
Fund. Each Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. While interest paid on private activity bonds will be exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Although each Fund may purchase Municipal Obligations subject to the federal alternative minimum tax, they do not currently intend to do so. Other Municipal Obligations in which each Fund may invest include custodial receipts, tender option bonds and Rule 144A securities. Each Fund may also invest in "moral obligation" bonds, which are bonds that are supported by the moral commitment, but not the legal obligation, of a state or community.

TempFund. In addition, TempFund may, when deemed appropriate by the Adviser in light of its investment objective, invest in high quality, short-term Municipal Obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Repurchase Agreements. TempFund and FedFund. Each Fund may enter into repurchase agreements.

Reverse Repurchase Agreements and Securities Lending. TempFund and
FedFund. Each Fund may enter into reverse repurchase agreements. A Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Each Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Stand-by Commitments. MuniFund, California Money Fund and New York Money Fund. Each Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in their respective portfolios. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

U.S. Government Obligations. TempFund and FedFund. Each Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

Variable and Floating Rate Instruments. All Funds. Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

When-Issued and Delayed Settlement Transactions. All Funds. Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. Each Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. No Fund intends to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. No Fund receives income from when-issued or delayed settlement securities prior to delivery of such securities.

Risk Factors
The principal risks of investing in each Fund are described above in the Risk/Return Summary. The following supplements that description.

Concentration. California Money Fund and New York Money Fund. A substantial part of the portfolios of the California Money Fund and New York Money Fund may be comprised of securities issued by the State of California and the State of New York, respectively. As a result, these Funds will be more susceptible to any economic, business, political or other developments which generally affect these sectors.

Credit Risk. All Funds. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Treasury securities and other U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with Municipal Obligations and corporate debt securities presenting somewhat higher credit risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States; others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Municipal Obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Domestic Issuers. TempFund. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' domestic issuer, and for purposes of TempFund's investments, the Trust also considers an issuer to be a United States' domestic issuer even if it is organized outside of a United States' jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States' jurisdiction.

Interest Rate Risk. All Funds. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of a Fund's assets may not enable the Fund to maintain a stable NAV of $1.00 per share.

Leverage Risk. All Funds. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of a Fund's investment portfolio. The Funds do not currently intend to employ investment strategies that involve leverage risk.

Liquidity. All Funds. The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Municipal Obligations. TempFund, MuniFund, California Money Fund and New York Money Fund. In making investments, each Fund and the Adviser will rely on issuers' bond counsel and, in the case of derivative securities, sponsors' counsel for their opinions on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither a Fund nor its Adviser will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, a Fund and its shareholders could be subject to substantial tax liabilities.

Special Risks Affecting the California Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of California Municipal Obligations to timely meet their continuing obligations with respect to the Municipal Obligations. Any reduction in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the NAV of the Fund's portfolio.

General obligation bonds of the State of California are currently rated A and A1, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting California Municipal Obligations. Financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

The Fund may from time to time invest in electric revenue issues. The financial performance of certain of these utilities has been severely impacted as the industry moves toward deregulation and increased competition. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected power outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. All of these factors could materially adversely affect electric utility issuers.

Special Risks Affecting the New York Money Fund. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have historically experienced serious financial difficulties. These difficulties have historically jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

The risk of a downturn in the financial markets, and the New York economy in particular, however, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York State will experience some decline, and spending pressure related to the cleanup and economic redevelopment of the World Trade Center site will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality

New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

General obligation bonds of the State of New York are currently rated AA and A2, respectively, by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.

The Fund may invest more than 25% of its assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Adviser. To the extent that the Fund's assets are so invested, the Fund will be subject to the particular risks presented by such similar projects to a greater extent than it would be if the Fund's assets were not so invested.

Management of the Funds

================================================================================


Investment Adviser
BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $272.8 billion of assets under management as of December 31, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

As investment adviser, BIMC manages each Fund and is responsible for all purchases and sales of the Funds' securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on each Fund's average net assets. BIMC and PFPC Inc. ("PFPC"), the co-administrator, have contractually agreed to waive some fees otherwise payable to them and reimburse expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended October 31, 2002, the Funds paid BIMC and PFPC the following advisory and administration fees, net of waivers, as a percentage of each Fund's average daily net assets:

                      Administration Fees Investment Advisory
                          received by      Fees received by
 Fund                    BIMC and PFPC           BIMC

TempFund                     0.08%               0.07%

FedFund                      0.10%               0.08%

MuniFund                     0.08%               0.08%

California Money Fund        0.08%               0.09%

New York Money Fund          0.08%               0.09%

The administrative services provided by BIMC and PFPC, as co-administrators, and the fees payable by each Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information

================================================================================


Price of Fund Shares
A Fund's net asset value per share for purposes of pricing purchase and redemption orders is calculated by PFPC, the Trust's co-administrator, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Currently, the only days on which the NYSE is open and the Federal Reserve Bank of Philadelphia is closed are Columbus Day and Veterans' Day. The net asset value of each Fund, except TempFund and FedFund, is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 PM Eastern Time). The net asset value of TempFund and FedFund is determined as of 6:00 PM Eastern Time. In addition, each Fund may elect, in its discretion if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency.

The net asset value per share of each class of a Fund's shares is calculated by adding the value of all securities and other assets of a Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, each Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credits for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next Business Day.

Purchase of Shares
Bear Stearns Shares may be purchased through an account maintained by Bear Stearns. Shares of each of the Funds are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Trust's transfer agent. Purchase orders for shares are accepted only on Business Days. Payment for shares may be made only in federal funds or other funds immediately available to PNC Bank.

The chart below outlines the deadlines for execution of purchase orders for the Funds' Bear Stearns Shares. Purchase orders accepted by PFPC by the deadline and for which payment has been received by PNC Bank, N.A. ("PNC Bank"), an agent of the Trust's custodian, PFPC Trust Company, by 4:00 PM Eastern Time will be executed that day. Purchase orders received after the deadlines, and orders for which payment has not been received by 4:00 PM Eastern Time will not be accepted, and notice thereof will be given to the institution placing the order. After prompt inquiry by a Fund, it will return to a sending institution any payments for purchase orders which are not received or accepted. Each of the Funds may at its discretion reject any purchase order for Bear Stearns Shares.

 Portfolio                                                       Time

TempFund                                                 3:00 PM Eastern Time

FedFund                                                  3:00 PM Eastern Time

MuniFund                                                12:00 Noon Eastern Time

California Money Fund                                   12:00 Noon Eastern Time

New York Money Fund                                     12:00 Noon Eastern Time

Purchases of Shares of each Fund may be effected through a Bear Stearns brokerage account (an "Account") through procedures and requirements established by Bear Stearns. Beneficial ownership of Bear Stearns Shares will be recorded by Bear Stearns and will be reflected in Account statements. Bear Stearns may impose minimum investment Account requirements. Even if Bear Stearns does not impose a sales charge for purchases of Shares, depending on the terms of an Account, Bear Stearns may charge an Account certain fees for automatic investment and other services provided to an Account. Information concerning Account requirements, services and charges should be obtained from Bear Stearns, and should be read in conjunction with this Prospectus.

Certain Accounts may be eligible for an automatic investment or redemption privilege, commonly called a "sweep," under which amounts necessary to decrease or increase an Account balance to a predetermined dollar amount at the end of each day are invested in or redeemed from a selected Fund as of the end of the day. The frequency of investments and the minimum investment requirement will be established by Bear Stearns and the Trust. In addition, Bear Stearns may require a minimum amount of cash and/or securities to be deposited in an Account to participate in the sweep program. Each investor desiring to use this privilege should consult Bear Stearns for details.

Redemption of Shares
Bear Stearns Shares may be redeemed at any time through a Bear Stearns representative. If the Shares are owned beneficially through an Account, they may be redeemed in accordance with instructions and limitations pertaining to such Account. Bear Stearns Shares are redeemed without charge by a Fund at the net asset value per share next determined after PFPC's receipt of the redemption request.

On any Business Day, payment for redeemed shares of the Funds' Bear Stearns Shares is made in federal funds wired to the redeeming shareholder on the same day if redemption requests are received by PFPC by the deadlines outlined in the chart below. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the next day following redemption requests. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

 Portfolio                                                       Time

TempFund                                                   3:00 PM Eastern Time

FedFund                                                    3:00 PM Eastern Time

MuniFund                                                12:00 Noon Eastern Time

California Money Fund                                   12:00 Noon Eastern Time

New York Money Fund                                     12:00 Noon Eastern Time

The Funds shall have the right to redeem Bear Stearns Shares held by any Account if the value of such shares is less than $500 (other than due to market fluctuations), after sixty days' prior written notice to the shareholder. If during the sixty-day period the shareholder increases the value of its Bear Stearns Shares to $500 or more, no such redemption shall take place. If the value of a shareholder's Bear Stearns Shares falls below an average of $500 in any particular calendar month, the Account may be charged an account maintenance fee with respect to that month. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. In addition, a Fund may redeem Bear Stearns Shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Funds reserve the right to vary or waive the minimum and subsequent investment requirements. An institution redeeming shares of a Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customer agreements.

Bear Stearns may also redeem each day a sufficient number of Bear Stearns Shares to cover debit balances created by transactions in an Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Bear Stearns reserves the right to waive or modify criteria for participation in an Account or to cancel participation in an Account for any reason.

Bear Stearns Distribution Plan and Shareholder Services Plan
Pursuant to a Distribution Plan (12b-1 Plan) adopted by the Trust's Board of Trustees, the Trust's distributor, BlackRock Distributors, Inc., entered into an agreement with Bear Stearns. The agreement will require Bear Stearns to provide distribution and sales support to its customers who are the beneficial owners of such shares in consideration of the payment of a fee of up to 0.35% (on an annualized basis) of the average daily net asset value of the Bear Stearns Shares held by Bear Stearns. Because such fees are paid out of the Funds' assets on an on-going basis, over time fees will increase the cost of an investment and may cost more than paying other types of sales charges. The distribution and sales support and shareholder services are described more fully in the Statement of Additional Information under

"Management of the Fund--Service Organizations." Under the terms of the agreement, Bear Stearns is required to provide to its customers a schedule of any fees that it may charge customers in connection with their investments in Bear Stearns Shares.

Pursuant to a Shareholder Services Plan adopted by the Trust's Board, the Trust will enter into an agreement with Bear Stearns. The agreement will require Bear Stearns to provide services to its customers who are the beneficial owners of such shares in consideration of the payment of up to 0.50% (on an annualized basis) of the average daily net asset value of the Bear Stearns Shares held by Bear Stearns. Such services are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations." Under the terms of the agreement, Bear Stearns is required to provide its customers a schedule of any fees that it may charge customers in connection with their investments in Bear Stearns Shares.

Dividends and Distributions
Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder.

Shareholders' dividends are automatically reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash.

Federal Taxes
Distributions paid by TempFund and FedFund will generally be taxable to shareholders. Each Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

MuniFund, California Money Fund and the New York Money Fund anticipate that substantially all of their income dividends will be "exempt-interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes. You should note that a portion of the exempt-interest dividends made by these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

Dividends that are paid by California Money Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from California State personal income tax, provided that at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year consists of exempt-interest obligations, and such dividends are designated as exempt-interest dividends in a written notice mailed to the shareholders within 60-days of the close of the Fund's taxable year. However, dividends paid to corporate shareholders subject to California State franchise tax or California State corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California State personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations, such dividends will be subject to California State personal income tax, even though such dividends may be exempt for federal income tax purposes.

The New York Money Fund intends to comply with certain state tax requirements so that the exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes). Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

                                    *  *  *

PFPC, as transfer agent, will send each of the Funds' shareholders, or their authorized representative, an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment. Additionally, PFPC will send the Funds, or their authorized representatives, an annual statement regarding, as applicable, California, New York State and New York City tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Financial Highlights

================================================================================

The financial highlights tables are intended to help you understand the financial performance of the Bear Stearns Shares of each Fund for the past five years or since inception, whichever is longer. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

TempFund Bear Stearns Shares
The table below sets forth selected financial data for a TempFund Bear Stearns Share outstanding throughout the period presented.

                                                                          ---------------

                                                                          For the Period
                                                                             May 20,
                                                                             2002/1/
                                                                             Through
                                                                           October 31,
                                                                               2002
Net Asset Value, Beginning of Period                                         $   1.00
                                                                             --------
Income from Investment Operations:
  Net Investment Income                                                      $ 0.0041
                                                                             --------
Less Distributions:
Dividends to Shareholders from Net Investment Income                         $(0.0041)
                                                                             --------
Net Asset Value, End of Period                                               $   1.00
                                                                             ========
Total Return                                                                     0.91%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                              $ 22,717
Ratio of Expenses to Average Daily Net Assets                                    1.00%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)        1.00%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)                1.01%/2/
Ratio of Net Investment Income to Average Daily Net Assets                       0.88%/2/
                                                                          ---------------

/1/ Commencement of Operations.
/2/ Annualized.

FedFund Bear Stearns Shares
The table below sets forth selected financial data for a FedFund Bear Stearns Share outstanding throughout the period presented.

                                                                          ---------------

                                                                          For the Period
                                                                             May 20,
                                                                             2002/1/
                                                                             Through
                                                                           October 31,
                                                                               2002
Net Asset Value, Beginning of Period                                         $   1.00
                                                                             --------
Income from Investment Operations:
  Net investment Income                                                      $ 0.0040
                                                                             --------
Less Distributions:
Dividends to Shareholders from
Net Investment Income                                                        $(0.0040)
                                                                             --------
Net Asset Value, End of period                                               $   1.00
                                                                             ========
Total Return                                                                     0.89%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                              $  2,728
Ratio of Expenses to Average Daily Net Assets                                    1.00%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)        1.00%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)                1.08%/2/
Ratio of Net Investment Income to Average Daily Net Assets                       0.87%/2/
                                                                          ---------------

/1/ Commencement of Operations.
/2/ Annualized.

MuniFund Bear Stearns Shares
The table below sets forth selected financial data for a MuniFund Bear Stearns Share outstanding throughout the period presented.

                                                                          ---------------

                                                                          For the Period
                                                                          May 20, 2002/1/
                                                                             Through
                                                                           October 31,
                                                                               2002
Net Asset Value, Beginning Period                                            $   1.00
                                                                             --------
Income from Investment Operations:
  Net Investment Income                                                      $ 0.0024
                                                                             --------
Less Distributions:
Dividends to Shareholders From Net Investment Income                         $(0.0024)
                                                                             --------
Net Asset Value, End of Period                                               $   1.00
                                                                             ========
Total Return                                                                     0.54%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                              $  6,215
Ratio of Expenses to Average Daily Net Assets                                    1.00%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)        0.99%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)                1.16%/2/
Ratio of Net Investment Income to Average Daily Net Assets                       0.57%/2/
                                                                          ---------------

/1/ Commencement of Operations.
/2/ Annualized.

California Money Fund Bear Stearns Shares
The table below sets forth selected financial data for a California Money Fund Bear Stearns Share outstanding throughout the period presented.

                                                                          ---------------

                                                                          For the Period
                                                                             May 20,
                                                                             2002/1/
                                                                             Through
                                                                           October 31,
                                                                               2002
Net Asset Value, Beginning of Period                                         $   1.00
                                                                             --------
Income From Investment Operations:
  Net Investment Income                                                      $ 0.0022
                                                                             --------
Less Distributions:
Dividends to Shareholders From Net Investment Income                         $(0.0022)
                                                                             --------
Net Asset Value, End of Period                                               $   1.00
                                                                             ========
Total Return                                                                     0.46%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                              $ 29,922
Ratio of Expenses to Average Daily Net Assets                                    1.00%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)        0.99%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)                1.20%/2/
Ratio of Net Investment Income to Average Daily Net Assets                       0.51%/2/
                                                                          ---------------

/1/ Commencement of Operations.
/2/ Annualized.

New York Money Fund Bear Stearns Shares
The table below sets forth selected financial data for a New York Money Fund Bear Stearns Share outstanding throughout the period presented.

                                                                          ---------------

                                                                          For the Period
                                                                             May 20,
                                                                             2002/1/
                                                                             Through
                                                                           October 31,
                                                                               2002
Net Asset Value, Beginning of Period                                         $   1.00
                                                                             --------
Income From Investment Operations:
  Net Investment Income                                                      $ 0.0021
                                                                             --------
Less Distributions:
Dividends to Shareholders From Net Investment Income                         $(0.0021)
                                                                             --------
Net Asset Value, End of Period                                               $   1.00
                                                                             ========
Total Return                                                                     0.46%/2/
Ratios/Supplemental Data:
Net Assets, End of Period (000)                                              $ 16,997
Ratio of Expenses to Average Daily Net Assets                                    1.00%/2/
Ratio of Expenses to Average Daily Net Assets (including custody credits)        0.99%/2/
Ratio of Expenses to Average Daily Net Assets (excluding waivers)                1.19%/2/
Ratio of Net Investment Income to Average Daily Net Assets                       0.46%/2/
                                                                          ---------------

/1/ Commencement of Operations.
/2/ Annualized.

                           Where to Find More Information
                           The Statement of Additional Information (the "SAI") includes additional information about the Trust's investment policies, organization and management. It is legally part of this Prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about each Fund's investments, performance and portfolio holdings.

                           Investors can get free copies of the above named documents, and make shareholder inquiries, by calling their broker.

                           For purchases and redemption orders, please call your broker.

                           Written correspondence may be sent to your broker.

                           For yield information call: 1-800-821-6006

                               Bear Stearns TempFund Code: H7
                               Bear Stearns FedFund Code: U7
                               Bear Stearns MuniFund Code: K7
                               Bear Stearns California Money Fund Code: R7
                               Bear Stearns New York Money Fund Code: R8

                           Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                           The BlackRock Provident Institutional Funds 1940 Act File No. is 811-2354.

                     BLACKROCK PROVIDENT INSTITUTIONAL FUNDS

                       Statement of Additional Information

                                January 31, 2003

     This Statement of Additional Information is not a Prospectus and should be read in conjunction with each of the current Prospectuses for: (i) the Administration, Cash Management, Cash Reserve, Dollar and Institutional Classes of TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund, and New York Money Fund; (ii) the Bear Stearns Class of TempFund, FedFund, MuniFund, California Money Fund and New York Money Fund; (iii) the Cash Plus Shares of TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund; and (iv) the Plus Shares of TempFund, T-Fund, MuniFund, California Money Fund and New York Money Fund of BlackRock Provident Institutional Funds, as they may from time to time be supplemented or revised. No investment in shares should be made without reading the appropriate Prospectus. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectuses and Annual Report for each of the Funds may be obtained, without charge, by writing BlackRock Provident Institutional Funds, 100 Bellevue Parkway, Wilmington, DE 19809 or calling BlackRock Provident Institutional Funds at 1-800-821-7432. The financial statements included in the Annual Reports of each of the Funds are incorporated by reference into this Statement of Additional Information.

Table of Contents                                                              Page
                                                                               ----
GENERAL INFORMATION .........................................................    3

INVESTMENT STRATEGIES, RISKS AND POLICIES ...................................    4

     Portfolio Transactions .................................................    4

     Investment Instruments and Policies ....................................    5

     Banking Industry Obligations ...........................................    5

     Funding Agreements .....................................................    5

     Investment Company Securities ..........................................    5

Mortgage-Related and Other Asset-Backed Securities ..........................    6

     Municipal Obligations ..................................................    8

     Repurchase Agreements ..................................................   10

     Restricted and Other Illiquid Securities ...............................   12

     Reverse Repurchase Agreements ..........................................   12

     Securities Lending .....................................................   12

     Short-Term Trading .....................................................   13

     Stand-By Commitments ...................................................   13

     Special Considerations Regarding Foreign Investments ...................   13

     U.S. Government Obligations ........................................   13

     Variable and Floating Rate Instruments .............................   14

     When-Issued and Delayed Settlement Transactions ....................   14

     Special Risks With Respect To California Money Fund ................   15

     Special Risks With Respect To New York Money Fund ..................   30

Investment Limitations ..................................................   46

Additional Purchase and Redemption Information ..........................   48

     In General .........................................................   48

     Net Asset Value ....................................................   49

Management Of The Funds .................................................   50

     Trustees and Officers ..............................................   50

     Investment Adviser .................................................   55

     Co-Administrators ..................................................   57

     Distributor ........................................................   58

     Custodian and Transfer Agent .......................................   59

     Service Organizations ..............................................   60

     Expenses ...........................................................   67

Additional Information Concerning Taxes .................................   67

Dividends ...............................................................   68

     General ............................................................   68

Additional Yield and Other Performance Information ......................   69

Additional Description Concerning Shares ................................   72

Counsel .................................................................   73

Auditors ................................................................   73

Financial Statements ....................................................   73

Miscellaneous ...........................................................   75

     Shareholder Vote ...................................................   75

     Securities Holdings Of Brokers .....................................   75

     Certain Record Holders .............................................   75

 APPENDIX A .............................................................  A-1

                               GENERAL INFORMATION

          BlackRock Provident Institutional Funds (the "Trust") was organized as a Delaware business trust on October 21, 1998. It is the successor to the following five investment companies: (1) Temporary Investment Fund, Inc. ("Temp"); (2) Trust for Federal Securities ("Fed"); (3) Municipal Fund for Temporary Investment ("Muni"); (4) Municipal Fund for California Investors, Inc. ("Cal Muni") and (5) Municipal Fund for New York Investors, Inc. ("NY Muni") (each a "Predecessor Company," collectively the "Predecessor Companies"). The Predecessor Companies were comprised of the following portfolios (each, a "Fund" or "Predecessor Fund," collectively, the "Funds" or "Predecessor Funds"): Temp - TempFund and TempCash; Fed - FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund; Muni - MuniFund and MuniCash; Cal Muni - California Money Fund; and NY Muni - New York Money Fund.

          The Funds commenced operations as follows: TempFund - October 1973; TempCash - February 1984; FedFund - October 1975; T-Fund - March 1980; Federal Trust Fund - December 1990; Treasury Trust Fund - May 1989; MuniFund - February 1980; MuniCash - February 1984; California Money Fund - February 1983; and New York Money Fund - March 1983.

          The fiscal year end for each of the Predecessor Companies and their respective Funds was as follows: Temp - September 30, Fed - October 31, Muni - November 30, Cal Muni - January 31 and NY Muni - July 31. The Trust's current fiscal year end for each of the Funds is October 31. This Statement of Additional Information contains various charts with respect to fees and performance information of the Predecessor Companies and/or Predecessor Funds.

          On February 10, 1999, each of the Predecessor Funds was reorganized into a separate series of the Trust. The Trust is a no-load open-end management investment company. Currently, the Trust offers shares of each of ten Funds. Each Fund is a diversified fund, with the exception of California Money Fund and New York Money Fund, which are classified as non-diversified investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds offers a class of Shares to institutional investors ("Institutional Shares"). Each of the Funds also offers to institutional investors, such as banks, savings and loan associations and other financial institutions ("Service Organizations"), four separate classes of shares, Administration Shares, Cash Management Shares, Cash Reserve Shares and Dollar Shares. TempFund, FedFund, MuniFund, California Money Fund and New York Money Fund offer Bear Stearns Shares to Bear Stearns Securities Corp. and its affiliates ("Bear Stearns"), who provides assistance in the sale of shares and institutional services to Bear Stearns' customers. TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund offer Cash Plus Shares to Service Organizations who provide assistance in the sale of shares and institutional services to their customers. TempFund, T-Fund, MuniFund, New York Money Fund and the California Money Fund offer Plus Shares to broker-dealers, who provide assistance in the sale of shares and institutional services to their customers.

          On January 29, 2001, the Trust changed its name from Provident Institutional Funds to BlackRock Provident Institutional Funds.

                    INVESTMENT STRATEGIES, RISKS AND POLICIES

Portfolio Transactions

          Subject to the general control of the Board of Trustees, BlackRock Institutional Management Corporation ("BIMC," or the "Adviser"), the Trust's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. BIMC purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

          Investment decisions for each Fund are made independently from those of the Trust's other portfolios or other investment company portfolios or accounts advised or managed by BIMC. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time and price on behalf of such other portfolios, transactions are allocated as to amount, in a manner which BIMC believes to be equitable to each Fund and its customers who also are acquiring securities, including the Fund. In some instances, this investment procedure may affect the size of the position obtained for a Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

          The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BIMC, The PNC Financial Services Group, Inc. ("PNC"), PFPC Inc. ("PFPC"), and BlackRock Distributors, Inc. ("BDI"), or any affiliated person (as such term is defined in the 1940 Act) of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Dollar Shares, Administration Shares, Cash Reserve Shares, Cash Management Shares and Plus Shares.

          The Funds do not intend to seek profits through short-term trading. Each Fund's annual portfolio turnover will be relatively high because of the short-term nature of securities that the Funds are permitted to hold under SEC rules. However, this turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

          Investment Instruments and Policies

          The following supplements the description of the investment instruments and/or policies which are applicable to certain Funds.

          Banking Industry Obligations. For purposes of TempFund's and TempCash's investment policies, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempCash may invest include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. TempFund may invest in U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank.

          Domestic Issuers. The Trust considers any issuer organized under the laws of a United States' jurisdiction to be a United States' issuer, and for purposes of TempFund's investments, the Trust considers an issuer to be a United States' domestic issuer even if it is organized outside of a United States' jurisdiction if the underlying credit support for the issuer's security is provided by an entity organized under the laws of a United States' jurisdiction.

          Funding Agreements. TempCash may invest in guaranteed investment contracts and similar funding agreements. In connection with these investments, TempCash makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a Funding Agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. TempCash will only purchase Funding Agreements from insurance companies which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the adviser under guidelines approved by the Board of Trustees. Generally, Funding Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some Funding Agreements does not currently exist.

          Investment Company Securities. The Funds may invest in securities issued by other open-end investment companies that invest in the type of obligations in which such Fund may invest and that determine their net asset value per share based upon the amortized cost or penny rounding method (i.e., money market funds). Investments in the other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in "Investment Limitations" may invest all of its assets in an open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

          Mortgage-Related and Other Asset-Backed Securities. TempFund, TempCash and FedFund may purchase mortgage-related and other asset-backed securities. Mortgage-related securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by the Government National Mortgage Association ("GNMA") (such certificates are also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the FNMA to borrow from the Treasury. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

          A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. ("Midland"), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

          TempCash only may invest in classes of collateralized mortgage obligations ("CMOs") deemed to have a remaining maturity of 13 months or less in accordance with the requirements of Rule 2a-7 under the 1940 Act (except that collateral for repurchase agreements entered into by TempCash,

TempFund and FedFund may also include classes of CMOs issued by agencies and instrumentalities of the U.S. Government). Each class of a CMO, which frequently elect to be taxed as a real estate mortgage investment conduit ("REMIC"), represents an ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities ("Mortgage Assets"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, FNMA and FHLMC, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which TempCash may hold are known as "regular" interests. TempCash may also hold "residual" interests, which in general are junior to and more volatile than regular interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. The market for CMOs may be more illiquid than those of other securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

          Classes of CMOs include interest only ("IOs"), principal only ("POs"), planned amortization classes ("PACs") and targeted amortization classes ("TACs"). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

          PACs are parallel pay REMIC pass-through or participation certificates ("REMIC Certificates"), which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are more volatile than the PAC classes.

          TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC's payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular CMO class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

          TempFund and TempCash may also invest in non-mortgage asset-backed securities (e.g., backed by installment sales contracts, credit card receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

          The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

          In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

          These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

          Municipal Obligations. MuniFund, MuniCash, California Money Fund, New York Money Fund, TempFund and TempCash, may purchase municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities ("Municipal Obligations"). Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is (subject to the federal alternative minimum tax) exempt from regular federal income tax.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, enacted in October 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation's alternative minimum tax liability. The Trust cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the Department of Treasury as regards the federal income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

         The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of private activity bonds is usually related to the credit standing of the corporate user of the facility involved.

         The Funds' portfolios may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

         An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

         Among other types of Municipal Obligations, the Funds may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans.

Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

         MuniFund, MuniCash, California Money Fund and New York Money Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

         Before purchasing a tax-exempt derivative for such Funds, the Adviser is required by the Funds' procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds' Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information.

         Repurchase Agreements. TempFund, TempCash, FedFund and T-Fund may purchase repurchase agreements. In a repurchase agreement, a Fund purchases money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price. The securities subject to a repurchase agreement may bear maturities exceeding 13 months, provided the repurchase agreement itself matures in 13 months or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (an "NRSRO") (or by the only NRSRO providing a rating), or, if unrated, determined to be of comparable quality by BIMC. If the collateral does not satisfy the foregoing requirements, the counterparty to the repurchase transaction must satisfy those requirements. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund. Collateral for repurchase agreements entered into by TempFund, TempCash and FedFund may also include classes of CMOs issued by agencies and instrumentalities of the U.S. Government, such as IOs and POs securities, residual interests, PAC certificates and TAC certificates. See "Mortgage-Related and Other Asset-Backed Securities" for information about IOs, POs, PACs and TACs.

         The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

         The Trust, BlackRock Advisors, Inc. and PNC have received exemptive relief (the "Order") from the SEC permitting the Trust, in connection with PNC's subsidiary banks' same day sweep program, to engage in overnight repurchase transactions in which PNC, or any entity that controls, is controlled by or is under common control with PNC (collectively, the "PNC Companies"), is the counterparty. The Order requires that, among other things: (i) each repurchase agreement transaction be effected pursuant to a master repurchase agreement between the Trust and the participating PNC Companies; (ii) the PNC Companies maintain at all times in a segregated sub-custodian account, in the name of the Trust for the benefit of the applicable series, collateral having a value, when added to the value of the collateral collateralizing any overnight repurchase agreements the PNC Companies have outstanding at that time, at least equal to the amount necessary to collateralize fully repurchase agreements with the Trust on behalf of each applicable series in an amount equal to the maximum amount that may be invested by the Trust on behalf of the applicable series in repurchase agreements for which any of the PNC Companies is the counterparty (the "Maximum Purchase Amount"); (iii) the master repurchase agreement be collateralized only by securities that are, except as to maturity, first-tier securities that are eligible collateral for all of the applicable series under the applicable Prospectuses and Statement of Additional Information and Rule 2a-7 under the 1940 Act and that enable the repurchase agreements to be treated as such under the United States Bankruptcy Code and analog provisions of the United States banking laws; (iv) before any repurchase agreement is entered into pursuant to the Order, the Adviser obtain and document competitive quotations from at least two other dealers with respect to repurchase agreements comparable to the type of repurchase agreement involved, except that if quotations are unavailable from two such dealers only one other competitive quotation is required; (v) before entering into a transaction pursuant to the exemption, a determination is required in each instance, based upon the information available to the Adviser, that the interest rate to be earned from the repurchase agreement to be entered into with any PNC Company is at least equal to that available from the repurchase agreements with respect to which quotes were obtained; (vi) the Trust limit the amount of each series' net assets that may be invested pursuant to the Order with the PNC Companies to not more than 15% of a series' net assets; (vii) PNC designate certain bank officers to be responsible for monitoring the daily operation of the sweep program and establish a committee comprised of such officers and PNC's internal auditors to monitor the program, enforce procedures established to ensure compliance with the Order and report periodically to the Trust's Board of Trustees concerning such program; and (viii) the

Trust's Board of Trustees establish procedures reasonably designed to ensure compliance with the Order's conditions.

         Restricted and Other Illiquid Securities. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund may purchase illiquid securities. Rule 144A under the Securities Act of 1933 (the "1933 Act") allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

         Reverse Repurchase Agreements. Each of TempFund, TempCash, FedFund and T-Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing money at an agreed upon interest rate from the purchaser of the security, and the security sold represents collateral for the loan.

         A Fund's investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain in a segregated account, liquid securities at least equal to its purchase obligations under these agreements. The Adviser will evaluate the creditworthiness of the other party in determining whether a Fund will enter into a reverse repurchase agreement. The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Fund with the proceeds of such an agreement may decline in value, although the Fund is obligated to repurchase the securities sold to the counter party at the agreed upon price. In addition, the market value of the securities sold by a Fund may decline below the repurchase price to which the Fund remains committed.

         Reverse repurchases are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Each of TempFund, TempCash, FedFund and T-Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transaction will be aggregated for purposes of this investment limitation.

         Securities Lending. Each of TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Adviser to be creditworthy.

         Short-Term Trading. Federal Trust Fund and Treasury Trust Fund may seek profits through short-term trading and engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. BIMC will consider such costs in determining whether or not a Fund should engage in such trading. The portfolio turnover rate for the Funds is expected to be zero for regulatory reporting purposes.

         Stand-By Commitments. MuniFund, MuniCash, California Money Fund and New York Money Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.

         Special Considerations Regarding Foreign Investments. Investments by TempCash, MuniFund and MuniCash in the obligations of foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, or investments supported by such entities, may subject the Funds to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Fund's investment adviser believes that the risks associated with such instruments are minimal.

         U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by TempFund, TempCash, FedFund and Federal Trust Fund include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority, and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

         Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

         Variable and floating rate demand instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on illiquid investments.

         In determining a Fund's average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund's average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy the Fund's quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss. The Fund invests in variable or floating rate notes only when the Adviser deems the investment to involve minimal credit risk.

         When-Issued and Delayed Settlement Transactions. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase when-issued or delayed settlement securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case that Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. A Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund's investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

         Special Risks with Respect to California Money Fund

         The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California and from other State and local agency sources that are believed to be reliable. While the Sponsors have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

         Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-1996, due to a combination of better than anticipated revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

         The economy grew strongly during the fiscal years beginning in 1995-1996 through the first part of 2000-2001, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-1996 and 1996-1997 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

         The 2000 Budget Act assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties (the "SFEU") available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-2001 was for one-time expenditures and investments.

         In addition to increased funding for education and health and human services, new funding was also provided on a one-time basis to local governments. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. Further, a total of about $1.5 billion of tax relief was enacted as part of the budget process.

2001 Budget Act

         2001 Budget Act. The Fiscal Year 2001-2002 Budget Act was signed by the Governor on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, $6.2 billion advanced by the General Fund to the Department of Water

Resources ("DWR") for power purchases would be repaid with interest from the proceeds of DWR's anticipated bond sales.

         An updated estimate of fiscal year 2001-02 revenues and expenditures was included in the 2002-03 May Revision. Revenues continued to fall below projections, and the DWR bonds were not issued before the end of the fiscal year, resulting in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimated that, on a budgetary basis, the General Fund had a $1.4 billion deficit at June 30, 2002.

         The 2001 Budget Act included a 4.9 percent increase in Proposition 98 per pupil spending. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University systems with no fee increases. Additional funding was also provided for student growth at community colleges.

         Health and human services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief.

         The 2001 Budget Act altered the six-year transportation funding plan commenced in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and the transfer was re-scheduled to take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline solely to transportation purposes. This measure was approved by the voters.

Fiscal Year 2002-03 Budget

         The 2002-03 Governor's Budget, released on January 10, 2002 (the "Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

         The May Revision to the Governor's Budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

         The Governor's Budget projected General Fund revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-02, a drop of $11.7 billion from the final estimates of 2000-01. Most of the decline in projected tax revenues was attributable to the personal income tax. The Governor's Budget projected total revenues and transfers to be $73.9 billion in 2001-02. This amount included the repayment of $6.6 billion from the sale of DWR bonds and other sources to repay General Fund loans with interest. The DWR bonds were originally expected to be sold in June 2002. However, the sale of such bonds ($11,263,500,000 aggregate principal amount) did not occur until November 2002.

2002 Budget Act

         The 2002 Budget Act was signed by the Governor on September 5, 2002 and did not differ substantially from the May Revision. The 2002 Budget Act projected total General Fund revenues and transfers to be $79.2 billion in 2002-03 ($67.9 billion from the three largest sources) and total General Fund expenditures to be $76.7 billion in 2002-03.

         Revenue projections were based on the May Revision adjusted for about $2.8 billion in revenue enhancements adopted as part of the 2002 Budget Act, and described below. Major components of the revenue projections were the following:

      . Personal Income Tax: 2002-03 revenue from this tax was estimated to be $3.8 billion above the prior year level. Of this amount, roughly $1 billion was attributable to recent tax law changes and $2.8 billion was attributable to the economic outlook. Most of this projected growth was attributable to the outlook for personal income wage growth, estimated to be $44 billion higher in 2003, an increase of 6.8 percent.

      . Sales Tax: 2002-03 revenue from this tax was estimated to be $1.4 billion above the prior year level, or 6.5 percent. All of this projected gain was attributable to the economic outlook and, similar to the personal income tax, driven by personal income growth.

      . Corporation Tax: 2002-03 revenue from this tax was estimated to be $1.7 billion above the prior year level. All of this gain was attributable to recent tax law changes.

         The 2002 Budget Act also included Special Fund expenditures of $19.3 billion and Bond Fund Expenditures of $2.8 billion , with expected Special Fund revenues of $14.7 billion. The 2002 Budget Act assumed a General Fund budget reserve (balance in the SFEU at June 30, 2003) of about $1 billion.

         The 2002 Budget Act projected the closing of a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and tax changes:

         1. Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion. The largest savings are projected to occur in education, health, social services and State operations, and include deferral or elimination of previously enacted program expansions and elimination of workload and cost of living adjustments in numerous programs. The cost savings include $750 million in unallocated reductions to State operations, which the Administration must implement and which may require additional legislative action. The reductions also included a projected savings of $285 million from early retirement incentives and $75 million from the elimination of vacant positions.

         2. The receipt of $4.5 billion in 2002-03 from the one time securitization (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale is scheduled to close in two segments, with $2.25 billion anticipated in February 2003 and $2.25 billion in April 2003.

         3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

         4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

         5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of certain net operating loss provisions in current law.

         6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04.

         7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from a State Debt Restructuring Plan to amortize the State's long-term debt to more closely approximate level annual debt service costs rather than level annual principal. This plan also included the issuance of refunding debt to pay selected maturities of State general obligation bonds.

         8. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion.

         9. Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million). Federal Tax Conformity and Tax Compliance includes revenue generated from the following: (a) the conformity of California tax law with federal tax law regarding accounting for bad debt reserves for large banks, (b) the pension and individual retirement account conformity package, (c) waiving penalties and interest on delinquent accounts, (d) increasing collection activities, (e) ensuring proper audit of tax credits and (f) improving the effectiveness of the tax protest and settlement programs.

         10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

         Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget contained the following major components:

         1. Total K-12 spending per pupil increased from $6,610 in 2001-02 to $7,067 in 2002-03, a 2.8 percent increase from 2001-02 estimates. In addition, the Budget preserved funding for key education initiatives including instructional materials, professional development, and school improvement as well as $143 million set-aside for increased costs in existing education programs.

         2. Funding for higher education decreases by 0.2 percent in 2002-03 compared to 2001-02 estimates. Despite this decrease, the 2002 Budget fully funds enrollment increases at the University of California, California State University and the Community Colleges. The 2002 Budget continues funding for a new University of California campus in Merced.

         3. $308 million for local public safety programs.

         4. Limitation of growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the 6,600 positions eliminated by the Administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004).

         5. Funding for youth and adult corrections decreased by 4.7 percent from the previous year. Funding for health and human services decreased by 2.1 percent.

         6. There were no significant tax increases, and no significant reductions in support for local governments. A one-time shift of $75 million in property taxes from redevelopment agencies to schools will reduce State aid to schools by a like amount.

         Since the start of the 2002-03 fiscal year, tax revenues have been below projections. The Controller reported that tax receipts for July and August 2002 were about $287 million, or 3.4 percent, below projections.

Recent Developments

         Since early 2001 the State has faced severe financial challenges, which could continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were an estimated $61.1 billion in 2001-02, and are projected to be $67.9 billion in 2002-03. The bulk of the revenue declines were from personal income taxes, principally from reduced capital gains realizations and stock option income.

         This dramatic revenue drop resulted in an estimated $23.6 billion shortfall between State revenues and anticipated spending demands for the 2001-02 and 2002-03 fiscal years. Subsequent projections, both public and private, have suggested that the shortfall could be significantly higher. Because of disagreement among the Administration and certain legislators over the means to bridge this gap, the 2002-03 Budget Act ("2002 Budget") was not adopted with the required 2/3 approval in both houses and enacted until September 5, 2002. The shortfall was ultimately closed with a combination of expenditure reductions, limited revenue enhancements, and extensive use of one-time budgetary actions, such as fund transfers and loans, expenditure deferrals, fund shifts and other actions. Since the release of the most recent revenue estimates in May 2002, actual revenues reported by the State Controller's Office for the three major revenue sources (personal income tax, sales tax and corporation tax) for the months of May through August 2002 have been slightly more than $900 million below projections.

         The Legislative Analyst, fiscal experts and political leaders in the State acknowledge that the 2002 Budget left a significant gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst has estimated the structural deficit for the 2003-04 fiscal year to be in the range of at least $21.1 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more difficult since many one-time techniques used in the 2002 Budget cannot be replicated. In August 2002, the Governor directed State agencies to propose plans to permanently reduce expenditures by 20% in fiscal year 2003-004.

         Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. To fund its cash flow needs in the 2001-002 fiscal year (including the energy loans to DWR), the State sold $5.7 billion of revenue anticipation notes ("RANs"). With the inability to repay the energy loans before June 2002, when the RANs matured, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing, in June 2002, to ensure the State would have sufficient cash resources to pay its obligations in the first few months of the 2002-03 fiscal year.

         Facing continued revenue shortfalls, the State expects to issue up to $12.5 billion of RANs to fund cash flow requirements in 2002-03, including repayment of the outstanding RAWs. If State revenues fall significantly below projections, or tobacco securitization bonds are not sold during the current fiscal year, the State could be required to issue additional RAWs to meet its cash obligations.

California Energy Matters
Development of the Power Supply Program

         In mid-2000, wholesale electricity prices in California began to rise dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

         In January, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and declared a state of emergency to exist. The Governor directed the DWR to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

         DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January, 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

         The Power Supply Program supplied the shortfall (the "net short") between the amount of electricity required by Customers and the amount of electricity furnished to Customers by the IOUs until December 31, 2002. As of January 1, 2003, the IOUs reassumed responsibility for furnishing the portion of the net short not provided by DWR's long-term contracts (the "residual net short"). The rate agreement executed by DWR and the CPUC as of March 8, 2002, and described below under "CPUC Actions", anticipates the imposition of a surcharge on all Customers (based on the aggregate amount of electricity sold by DWR and the IOUs) to provide the revenues necessary to pay the bonds to be issued by DWR, with the result that DWR itself is not required to continue to sell electricity to pay its bonds.

Financing the Power Supply Program

         The Power Supply Program was initially financed by unsecured, interest-bearing loans from the General Fund ("State loans") aggregating $6.2 billion. Advances from the General Fund ceased in June 2001, after DWR arranged secured loans from banks and other financial institutions in the amount of $4.1 billion ("Interim loans").

         During October and November 2002, DWR, pursuant to authority granted by the Power Supply Act, issued and sold $11,263,500,000 aggregate principal amount of its Power Supply Revenue Bonds, the proceeds of which were used, in part, to repay the Interim loans and the State loans in full.

         On an ongoing basis, the Power Supply Program is expected to be funded by revenues collected from Customers pursuant to the rate agreement described below under "CPUC Actions".

CPUC Actions

         Under California law, the retail rates for electricity supplied to Customers by DWR and the IOUs are to be set by the CPUC. Under the Power Supply Act, DWR is required to establish, revise and notify the CPUC of its revenue requirement for its purchases of electricity and its debt service. On November 5, 2001, DWR notified the CPUC of its revenue requirement through December 31, 2002. The CPUC had already authorized substantial overall retail rate increases commencing in early 2001, and on February 21, 2002, it adopted a decision establishing the respective rates to be recovered by DWR within each of the service territories of the IOUs. The February 21, 2002 DWR rate decision did not modify overall Customer rates. Petitions for rehearing of the decision were denied by the CPUC on March 21, 2002.

         In August 2001, PG&E filed Pacific Gas and Electric Company v. The California Department of Water Resources, et al., (Sacramento County Superior Court) contesting the DWR determination that its revenue requirement is just and reasonable and arguing that DWR's determination was subject to the California Administrative Procedures Act (the "APA"). On June 7, 2002, the Superior Court ordered DWR to follow the APA in making its determination. DWR filed a notice of appeal on August 6, 2002, and this matter is now pending before the California Court of Appeal, Third Appellate District.

         The Power Supply Act authorized DWR and the CPUC to enter into a rate agreement pertaining to DWR charges. A decision approving a rate agreement was adopted by the CPUC on February 21, 2002, and a rate agreement was executed by the CPUC and DWR as of March 8, 2002.

The rate agreement provides for the CPUC to impose bond charges (irrevocable surcharges imposed upon Customers to pay DWR revenue bond debt service) and department power charges (imposed upon Customers for electricity sold by DWR to pay DWR power purchase costs and other operating expenses) in response to DWR's submittal of its revenue requirement. Petitions for rehearing of the decision were denied by the CPUC on March 21, 2002 and no further appeals followed. The rate agreement is final and unappealable.

         The CPUC has approved servicing agreements between DWR and both of SDG&E and SCE, and adopted a servicing order as to DWR and PG&E pertaining to the delivery of DWR-purchased electricity to Customers through the transmission and distribution systems of the IOUs and the collection of payments for DWR from Customers by the IOUs. The servicing agreements are final and unappealable. The servicing order is also final and unappealable. It is possible that PG&E could seek relief from the servicing order in Bankruptcy court, but PG&E has not yet sought such relief and continues to make remittances to DWR as required by CPUC order.

         On March 21, 2002, the CPUC adopted a decision suspending, as of September 20, 2002, the right of additional Customers to elect to purchase electricity from suppliers other than DWR and the IOUs (commonly referred to as "direct access") until DWR is no longer a supplier of electricity. Petitions for writs of review of the CPUC's direct access decision were rejected by the California Supreme Court. The CPUC's direct access decision is now final and unappealable. On November 7, 2002, the CPUC adopted a decision that established a direct access cost responsibility surcharge mechanism whereby designated direct access customers are made responsible for paying costs incurred by DWR which are being recovered through bond charges and power charges, excluding the recovery of any bond charges from certain continuous direct access customers (those taking direct access continuously both before and since January 17, 2001 (for PG&E and SCE territories) and February 7, 2001 (for SDG&E territory)). The CPUC's November 7 decision has been challenged by interested parties and is currently pending on appeal before the California Supreme Court. It is not yet final and unappealable. The CPUC may consider additional issues regarding the imposition of bond charges and power charges, including what, if any, surcharges may be imposed upon "Electric Service Providers" (entities (other than public agencies that serve their own jurisdictional clients) that provide electrical service to retail customers located within the service areas of any of the
IOUs).

         The CPUC's February 21, 2002 decision set a schedule pursuant to which DWR's revenue requirements for 2003 are to be implemented. On August 19, 2002, DWR submitted its revenue requirements for 2003, while the schedule submission date for the revenue requirements was June 1, 2003. Despite this delay, the CPUC began imposing rates that collect all of DWR's revenue requirements (both power charges and bond charges) prior to January 1, 2003. The CPUC's determination of the respective rates for the IOUs, based, in part, on DWR's revenue requirements, may result in periodic increases of overall rates charged to Customers.

         The timing of CPUC action or the effective dates of those actions may be affected by appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not result in future delays in the implementation of DWR's rates.

Litigation

         A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the State's energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator ("ISO") and the just and reasonable nature of certain of DWR's long term power purchase contracts. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

Constitutional, Legislative and Other Factors

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         Revenue Distribution. Certain Debt Obligations in the Portfolio maybe obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

         Health Care Legislation. Certain Debt Obligations in the Portfolio maybe obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

         The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations maybe imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

         Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

         These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in December 1998 by Ernst & Young LLP, concluded, among other things, that although the fund would not meet California private insurance reserve standards, reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 1998, should maintain a positive balance over the long term.

         Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20 percent of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20 percent of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added
Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

         Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978,

California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

         Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1 percent of full cash value to be collected by the counties and apportioned according to law. The 1 percent limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2 percent per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

         Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

         Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

         In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28,
1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

         In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4/th/ 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

         In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App.
1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

         First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4/th/ 809
(2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

         Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

         Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

         Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

         Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

         Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4/th/ 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

         Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

         Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

         The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

         Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

         Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to Article II, section 9 of the California Constitution. Following Guardino, supra, in this regard, the court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         Special Risks With Respect To New York Money Fund

         Some of the significant financial considerations relating to the New York Money Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

         The State of New York's most recent fiscal year began on April 1, 2002 and ends on March 31, 2003. The most recent published Update to the Annual Information Statement was dated November 14, 2002 with supplement dated January 10, 2003.

         Special Considerations. Current economic and financial trends have substantially heightened the risk that actual receipts for the 2002-03 fiscal year will fall significantly below the levels reported in the current Financial Plan. An unusual amount of uncertainty surrounds those factors that have historically been most prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high-income individuals and businesses.

         It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

         More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

         Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.

         For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. The Division of the Budget ("DOB") is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. However, given the uncertainties surrounding the economy in general and the financial services sector in particular, DOB is unable at this time to quantify with confidence the potential impact on expected tax receipts.

         The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, DOB is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. Accordingly, DOB will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year. In the past, the State has taken both administrative and legislative actions to address potential Financial Plan shortfalls, and DOB believes similar actions can be taken to respond to adverse variances in the current year.

         In addition, the Governor has proposed legislation to permit the State to securitize all or a portion of its share of future payments from the tobacco industry under the national master settlement agreement. To guard against the risk that the enabling legislation necessary for tobacco securitization is not enacted in fiscal year 2002-03, DOB is identifying a range of additional administrative remedies beyond those already underway that would reduce costs in the current year (e.g., deferring certain discretionary payments until fiscal year 2003-04, thereby adding to General Fund costs in that year). Such measures, if implemented, are expected by DOB to be sufficient to close the 2002-03 fiscal year in balance. As a result of these actions, DOB does not anticipate the State will need to draw on the Tax Stabilization Reserve Fund to maintain budget balance.

         DOB expects to propose actions to close a 2003-04 budget gap that DOB currently anticipates to be several times larger than the budgetary shortfall projected for the current year, and substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent of earlier projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.

         State Economy. As anticipated, the World Trade Center terrorist attacks have had an even more devastating impact on New York than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.

         The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

         The possibility of hostilities in the Middle East poses another risk. It is impossible to accurately predict the economic impact of such an event or even its direction. However, a further spike in oil prices, a loss of international tourism, and the redirection toward the war effort of resources that might have aided in strengthening the current recovery can be expected to have a negative impact.

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

         Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

         Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

         Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

         State Budget. The State Constitution requires the Governor of New York ("Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05.

         Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

         General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         Total General Fund receipts, including transfers from other funds, are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and increasing 2002-03 projections.

         The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

         General Fund disbursements, including transfers to other funds, are projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

         The projected 2002-03 General Fund closing balance of $716 million, a decline of $316 million from 2001-02 (30.6 percent), consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

         The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Financial Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

         Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Financial Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds Financial Plan.

         The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.

         Through December 2002, preliminary General Fund receipts and transfers from other funds (based on DOB's estimate) totaled $27.32 billion, $1.17 billion below cash-flow projections for fiscal year 2002-03 derived from the October 2002 Financial Plan, with negative variances against planned collections concentrated in the personal income tax and in business taxes. However, it remains uncertain at this point how much of the receipts shortfall to date is related to the timing of tax payments within the same fiscal year (but across individual and business tax years), and how much is related to economic conditions. Preliminary General Fund disbursements and transfers to other funds totaled $26.88 billion, $400 million below cash-flow projections derived from the October 2002 Financial Plan. The variances result in a preliminary General Fund closing balance of $1.47 billion at the end of December 2002, which is $772 million below DOB's cash-flow projections.

         Based on operating results through December 31, 2002, the anemic performance of the national economy, faltering retail sales, and continuing weakness in the State's financial services sector, DOB believes the State will experience a budgetary shortfall in the range of $2 billion to $2.5 billion in the current fiscal year.

         Special Revenue Funds. State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion or 25.9 percent from 2001-02. The largest area of growth in State special revenue funding is for Medicaid, which is projected to total $2.50 billion in 2002-03, an increase of $1.35 billion. Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

         Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

         Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs, and lower interest rates.

   The historical financial results for the prior three fiscal years are presented below.

         2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

         General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

         2000-01 Fiscal Year. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

         The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

         The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

         General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

         1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

         The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of

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$547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

         The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

         Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

         The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

         The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

         The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31/st/ of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that

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the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

         Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.

         In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

         The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

         The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

         On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

         On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

         Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor.

         Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

         Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

         Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's

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access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

         New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.

         On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

         Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

         On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.

         The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

         The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

         On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

         Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

         On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         For the 2000-01 and 2001-02 fiscal years (ending June 30), the
City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

         The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.

         The City's gap estimates assume a 4 percent loss in pension fund assets in 2002-03; losses in excess of 3 percent would require the City to make pension expenditures in excess of budgeted amounts. The gaps do not include any potential wage increases for police officers and firefighters beyond those negotiated with the unions representing other uniformed employees or wage increases for any employees beyond the current round of collective bargaining that generally ended June 30, 2002.

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         On July 18, 2002, the Mayor announced he was reserving 7.5 percent of
City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

         The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

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

         Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                             INVESTMENT LIMITATIONS

         The following is a complete list of investment limitations and policies applicable to each of the Funds or, as indicated below, to specific Funds, that may not be changed without the affirmative votes of the holders of a majority of each Fund's outstanding shares (as defined below under "Miscellaneous"):

         1. A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

         2. A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the Securities Act of 1933.

         3. A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

         4. A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

         5. A Fund may not purchase or sell commodities or commodities contracts.

         6. A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

         7. TempFund, TempCash, MuniFund and MuniCash: A Fund may not purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

         8. TempFund: TempFund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, and bankers' acceptances and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. The Fund interprets the exception for "certificates of deposit, and bankers' acceptances" in this fundamental policy to include other similar obligations of domestic banks.

         9. TempCash: TempCash may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S.

Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

         10. California Money Fund and New York Money Fund: Each of these Funds may not purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

         11. MuniCash and MuniFund: Under normal circumstances, the Funds may not invest less than 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in a broad range of Municipal Obligations, the income from which, in the opinion of issuers' bond counsel or, in the case of derivative securities, sponsor's counsel, is exempt from regular federal income tax. In the alternative, at least 80% of the income distributed by these Funds will be exempt, in the opinion of issuers' bond or in the case of derivative securities, sponsor's counsel, from regular federal income tax.

         The following is a list of non-fundamental investment limitations applicable to each of the Funds or, as indicated below, to specific Funds. Unlike a fundamental limitation, a non-fundamental investment limitation may be changed without the approval of shareholders.

         1. A Fund may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         2. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund: The Fund may not invest more than 10% of the value of the Fund's total assets in illiquid securities, which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

         3. California Money Fund and New York Money Fund: The Funds may not invest less than 80% of their respective assets in securities the interest of which is exempt from federal income taxes, except during defensive periods or during periods of unusual market conditions.

         4. FedFund: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio consisting of U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations. The Board of Trustees may change the policies set forth in this non-fundamental investment limitation No. 4 without a vote of the shareholders of the Fund as long as shareholders are given 60 days' prior notice of the change.

         5. Federal Trust Fund: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities thereof, the interest income from which, under current law, generally may not be subject to state income tax by reason of federal law. The Board of Trustees may change the policies set forth in this non-fundamental investment limitation No. 5 without a vote of the shareholders of the Fund as long as shareholders are given 60 days' prior notice of the change.

         6. Treasury Trust Fund: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct obligations of the U.S. Treasury, such as bills, notes and trust receipts. The Board of Trustees may change the policies set forth in this non-fundamental investment limitation No. 6 without a vote of the shareholders of the Fund as long as shareholders are given 60 days' prior notice of the change.

         7. T-Fund: Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations. The Board of Trustees may change the policies set forth in this non-fundamental investment limitation No. 7 without a vote of the shareholders of the Fund as long as shareholders are given 60 days' prior notice of the change.

         8. TempFund: Securities purchased by the Fund (or the issuers of such securities) will be First Tier Eligible Securities, which are rated at the time of the purchase in the highest rating category by either Standard & Poor's Ratings Group or Moody's Investors Services, Inc., and will be rated in the highest rating category by any other nationally recognized statistical rating organization (a "NRSRO") that rates such security (or its issuer).

                                      * * *

         For purposes of measuring limitations on investments in a single industry, asset-backed securities will be classified according to the underlying assets securing such securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In General

         Information on how to purchase and redeem each Fund's shares is included in the applicable Prospectuses. The issuance of shares is recorded on a Fund's books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

         The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

         Prior to effecting a redemption of shares represented by certificates, PFPC, the Trust's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, credit union, broker, dealer, municipal securities broker or dealer, government securities broker or dealer, national securities exchanges, registered securities associations, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Signature Program (MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. A Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

         Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         In addition, if, in the opinion of the Trustees of the Trust, ownership of shares has or may become concentrated to an extent, which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund's shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund's responsibilities under the 1940 Act or otherwise. If the Trust's Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

         Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund's class of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption, and dividend record keeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

         Additionally, the Trust will not close early on a Business Day when the Bond Market Association recommends that the securities markets close early (a "BMA recommendation") unless such early Trust closing is consistent with the 1940 Act and the rules thereunder. Currently, the SEC staff does not believe that closing early because of a BMA recommendation is consistent with the 1940 Act. The Trust will notify the SEC staff if it intends to close early because of a BMA recommendation.

Net Asset Value

         Net asset value per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund's liabilities, and dividing the result by the number of outstanding shares in the Fund. "Assets belonging to" a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of each of the portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and payments to Service Organizations are borne solely by the Administration Shares, Bear Stearns Shares, Cash Management Shares, Cash Plus Shares, Cash Reserve Shares, Dollar Shares and Plus Shares, respectively.

         In computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Fund's securities which are higher or lower than the market value of such securities.

         In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers

         The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:

                                            Term                                          Number
                                             of                                            of
                                            Office                                       Portfolios
                                             and                                          in Fund
                                           Length                                        Complex/3/        Other
                              Position(s)    of                                          Overseen      Directorships
                              Held with     Time       Principal Occupation(s)              by            Held by
Name, Address and Age/1/        Trust      Served/2/   During Past 5 Years                Trustee         Trustee
------------------------        -----      ---------   -------------------                -------         -------
Ralph L. Schlosstein*         Trustee,      1 year     President and Director,            54           Director,
Age:  51                      Chairman and             BlackRock, Inc.; Trustee:                       BlackRock Family
                              President                Visiting Board of Overseers of                  of Closed-End
                                                       John F. Kennedy School of                       Funds (44
                                                       Government of Harvard University;               portfolios).
                                                       Financial Institutions Center of
                                                       The Wharton School of the
                                                       University of Pennsylvania;
                                                       Trinity School; New Visions for
                                                       Public Education.

G. Nicholas Beckwith, III     Trustee       4 years    President and Chief Executive      10
Age:  57                                               Officer, Beckwith Machinery
                                                       Company; Chairman of the
                                                       Board of Directors,
                                                       University of Pittsburgh
                                                       Medical Center Health
                                                       System; Board of
                                                       Visitors, University of
                                                       Pittsburgh School of
                                                       Medicine; Board of
                                                       Directors: Shadyside
                                                       Hospital Foundation;
                                                       Beckwith Institute for
                                                       Innovation in Patient
                                                       Care; UPMC Rehabilitation
                                                       Hospital; Brown
                                                       University's Corporation
                                                       Committee on Biomedical
                                                       Affairs; Trustee: Shady
                                                       Side Academy; Claude
                                                       Worthington Benedum
                                                       Foundation; Chatham
                                                       College; University of
                                                       Pittsburgh.

Jerrold B. Harris             Trustee and   4 years    Until September 1, 1999,           10           .
Age:  60                      Vice Chairman            President and Chief Executive
                              of the                   Officer, VWR Scientific Products
                              Governance               Corp.; Trustee, Ursinus College.
                              Committee

Rodney D. Johnson             Trustee and   4 years    President, Fairmount Capital       10
Age:  61                      Chairman of              Advisors, Inc.
                              the
                              Governance
                              Committee

Joseph P. Platt, Jr.          Trustee       4 years    Partner, Amarna Partners (private  10
Age:  55                                               investment company); Chairman of
                                                       the Board, Restaurant
                                                       Insurance Holding;
                                                       Director, Jones & Brown
                                                       (Canadian insurance
                                                       broker) formerly, a
                                                       Director and Executive
                                                       Vice President of Johnson
                                                       & Higgins.

                                               Term                                           Number
                                                of                                              of
                                              Office                                        Portfolios
                                               and                                           in Fund
                                              Length                                        Complex/3/         Other
                                Position(s)    of                                            Overseen      Directorships
                                Held with     Time     Principal Occupation(s)                  by            Held by
Name, Address and Age/1/          Trust      Served/2/ During Past 5 Years                    Trustee         Trustee
------------------------          -----      --------- -------------------                    -------         -------
Robert C. Robb, Jr.             Trustee       4 years  Partner, Lewis, Eckert, Robb &         10
Age:  57                                               Company (management and financial
                                                       consulting firm); Trustee, EQK
                                                       Realty Investors; Director,
                                                       Tamaqua Cable Products Company;
                                                       Director, Brynwood Partners;
                                                       former Director, PNC Bank.

Kenneth L. Urish                Trustee and   4 years  Managing Partner, Urish Popeck &       10
Age:  52                        Chairman of            Co. LLC (certified public
                                the Audit              accountants and consultants);
                                Committee              External Advisory Board, The
                                                       Pennsylvania State University
                                                       Accounting Department; Trustee,
                                                       The Holy Family Foundation;
                                                       Director, Western Pennsylvania
                                                       Montessori School; AlphaSource
                                                       Procurement Systems, LP.

Frederick W. Winter             Trustee       4 years  Dean, Joseph M. Katz School of         10           Director, Alkon
Age:  58                                               Business - University of                            Corporation
                                                       Pittsburgh; formerly, Dean,                         (1992-present).
                                                       School of Management - State
                                                       University of New York at Buffalo
                                                       (1994-1997); former Director, Rand
                                                       Capital (1996-1997); former
                                                       Director, Bell Sports (1991-1998).

Anne Ackerley                   Anti-Money    6 months Managing Director, BlackRock
BlackRock, Inc.                 Laundering             Advisors, Inc. (since May 2002);
40 E. 52/nd/ Street             Compliance             First Vice President and
New York, NY 10022              Officer                Operating Officer, Merger and
Age:  40                                               Acquisitions Group (1997-2000);
                                                       First Vice President and Operating
                                                       Officer, Public Finance Group
                                                       (1995-1997).

Paul Audet                      Treasurer     1 year   Managing Director and Chief
BlackRock, Inc.                                        Financial Officer, BlackRock,
40 E. 52/nd/ Street                                    Inc. (since 1998); Treasurer,
New York, NY 10022                                     BlackRock Funds (since 2002);
Age:  49                                               Senior Vice President, PNC Bank
                                                       Corp. (1991-1998).

Ellen L. Corson                 Assistant     1 year   Vice President and Director of
PFPC Inc.                       Treasurer              Mutual Fund Accounting and
103 Bellevue Parkway                                   Administration, PFPC Inc. (since
Wilmington, DE 19809                                   November 1997); Assistant Vice
Age:  38                                               President, PFPC Inc. (March 1997
                                                       to November 1997); Senior
                                                       Accounting Officer, PFPC Inc.
                                                       (March 1993 to March 1997).

                                            Term                                        Number
                                             of                                           of
                                           Office                                     Portfolios
                                            and                                         in Fund
                                           Length                                      Complex/3/        Other
                              Position(s)    of                                        Overseen      Directorships
                              Held with     Time       Principal Occupation(s)            by            Held by
Name, Address and Age/1/        Trust      Served/2/   During Past 5 Years              Trustee         Trustee
------------------------        -----      ---------   -------------------              -------         -------
W. Bruce McConnel               Secretary     4 years  Partner of the law firm of
Drinker Biddle & Reath LLP                             Drinker Biddle & Reath LLP,
One Logan Square                                       Philadelphia, Pennsylvania.
18/th/ & Cherry Streets
Philadelphia, PA  19103-6996
Age:  59

______________________________

/1/ Each Trustee may be contacted by writing to the Trustee, c/o BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809; Attn: Brian Kindelan.

/2/ Each Trustee serves until his respective successor has been duly elected and qualified. Each officer serves a one-year term.

/3/ The Fund Complex consists of all registered investment companies for which BIMC, or its affiliates, serves as investment adviser.

 * Mr. Schlosstein is an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Trust and owns securities of BlackRock, Inc., which is BIMC's parent.

         The Trust's Board has an Audit Committee, a Governance Committee and a Nominating Committee. The Audit Committee, which consists of Messrs. Urish, Harris and Platt, supervises the Trust's independent auditors, PricewaterhouseCoopers LLP. The Audit Committee met three times during the Trust's fiscal year ended October 31, 2002. The Trust's Governance Committee is comprised of Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act). Its purpose is, among other things: (i) to act as liaison between the Trust and its service providers; (ii) to establish and review fund governance polices and practices; and (iii) to consider and vote on matters requiring the approval of the Trust's disinterested Trustees. The Governance Committee met four times during the Trust's fiscal year ended October 31, 2002. The Nominating Committee, which consists of Messrs. Beckwith, Robb and Winter, all of whom are disinterested Trustees, is responsible for considering candidates for election to the Trust's Board in the event a position is vacated or created. The Nominating Committee will consider nominees recommended by the Trust's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary.

         The following provides certain information about the fees received by the Trustees of the Trust for the year ending October 31, 2002.

==================================================================================================================
                                                                                                     Total
                                                      Pension or                               Compensation from
                                                      Retirement           Estimated               Trust and
                                  Aggregate            Benefits              Annual              Trust Complex
       Name of Person,           Compensation      Accrued as part       Benefits upon              Paid to
          Position                From Trust      Of Trust Expenses        Retirement              Trustees
          --------                ----------      -----------------        ----------              --------
------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III,         $46,000               N/A                 N/A                    $46,000
Trustee
------------------------------------------------------------------------------------------------------------------

Jerrold B. Harris, Trustee         $51,000               N/A                 N/A                    $51,000
and Vice Chairman of the
Governance Committee
------------------------------------------------------------------------------------------------------------------

Rodney D. Johnson, Trustee         $56,000               N/A                 N/A                    $56,000
and Chairman of the
Governance Committee
------------------------------------------------------------------------------------------------------------------

Joseph P. Platt, Jr., Trustee      $46,000               N/A                 N/A                    $46,000
------------------------------------------------------------------------------------------------------------------

Robert C. Robb, Jr., Trustee       $46,000               N/A                 N/A                    $46,000
------------------------------------------------------------------------------------------------------------------

Ralph L. Schlosstein,              $     0               N/A                 N/A                    $     0
Trustee, Chairman and
President*
------------------------------------------------------------------------------------------------------------------

Kenneth L. Urish, Trustee          $46,000               N/A                 N/A                    $46,000
and Chairman of the Audit
Committee
------------------------------------------------------------------------------------------------------------------

Frederick W. Winter, Trustee       $46,000               N/A                 N/A                    $46,000
==================================================================================================================

* This trustee is considered by the Trust to be an "interested person" of the Trust as defined by the 1940 Act.

         Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. No employee of BDI, BIMC, PFPC or PNC receives any compensation from the Trust for acting as an officer or Trustee of the Trust. As of December 31, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the shares of each of the Funds and less than1% of the outstanding shares of all the Funds in the aggregate.

Investment Adviser

         The advisory services provided by BIMC are described under the "Portfolio Transactions" section above and in the Funds' Prospectuses. For the advisory services provided and expenses assumed by it, BIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:

                                    TempFund:
                                    --------

         Annual Fee                         Average Net Assets
         ----------                         ------------------

            .175%.......................... of the first $1 billion
            .150%.......................... of the next $1 billion
            .125%.......................... of the next $1 billion
            .100%.......................... of the next $1 billion
            .095%.......................... of the next $1 billion
            .090%.......................... of the next $1 billion
            .080%.......................... of the next $1 billion
            .075%.......................... of the next $1 billion
            .070%.......................... of amounts in excess of $8 billion.

                        TempCash, MuniFund and MuniCash:
                        -------------------------------

         Annual Fee                       A Fund's Average Net Assets
         ----------                       ---------------------------

            .175%.......................... of the first $1 billion
            .150%.......................... of the next $1 billion
            .125%.......................... of the next $1 billion
            .100%.......................... of the next $1 billion
            .095%.......................... of the next $1 billion
            .090%.......................... of the next $1 billion
            .085%.......................... of the next $1 billion
            .080%.......................... of amounts in excess of $7 billion.

          Fed Fund, T-Fund, Federal Trust Fund and Treasury Trust Fund:
          ------------------------------------------------------------

                                           The Funds' Combined
        Annual Fee                         Average Net Assets
        ----------                         ------------------

         .175%............................ of the first $1 billion
         .150% ........................... of the next $1 billion
         .125% ........................... of the next $1 billion
         .100% ........................... of the next $1 billion
         .095% ........................... of the next $1 billion
         .090% ........................... of the next $1 billion
         .085% ........................... of the next $1 billion
         .080% ........................... of amounts in excess of $7 billion.

                 California Money Fund and New York Money Fund:
                 ---------------------------------------------

        Annual Fee                         A Fund's Average Net Assets
        ----------                         ---------------------------

         .20% ............................ of the average net assets

         PFPC, as described below under "Co-Administrators," and BIMC are co-administrators of the Fund. They have contractually agreed to waive their fees and reimburse expenses, as described below under "Co-Administrators", to ensure that each Fund's combined "Management Fees," "Administration Fees" and "Miscellaneous Expenses" do not exceed a specified percentage of each Funds' average net assets.

         The following chart provides information with respect to the advisory fees paid (net of waivers) and advisory fees waived for the fiscal years ended October 31, 2002, 2001 and 2000.

-----------------------------------------------------------------------------------------------------------------
                                        2001                         2002                        2000
-----------------------------------------------------------------------------------------------------------------
                             ADVISORY      ADVISORY FEES   ADVISORY      ADVISORY    ADVISORY FEES    ADVISORY
 FUND                        FEES PAID         WAIVED      FEES PAID    FEES WAIVED       PAID       FEES WAIVED
-----------------------------------------------------------------------------------------------------------------
 TempFund                   $25,368,670     $  407,504    $19,857,675   $2,138,374    $13,060,062    $1,627,800
-----------------------------------------------------------------------------------------------------------------
 TempCash                     6,527,446      2,561,094      3,661,811    2,612,964      2,555,420     2,130,642
-----------------------------------------------------------------------------------------------------------------
 FedFund                      2,469,878        860,777      1,759,005      732,574        882,975       453,345
-----------------------------------------------------------------------------------------------------------------
 T-Fund                       3,220,587      1,059,255      2,543,582    1,062,247      2,735,390     1,192,240
-----------------------------------------------------------------------------------------------------------------
 Federal Trust Fund             129,179         96,429        114,538       95,612        101,355       138,923
-----------------------------------------------------------------------------------------------------------------
 Treasury Trust Fund            888,152        489,861        891,406      533,910        969,875       511,501
-----------------------------------------------------------------------------------------------------------------
 MuniFund                       835,918        883,285        640,109      773,554        456,404       659,504
-----------------------------------------------------------------------------------------------------------------
 MuniCash                       976,752        931,442        379,658      523,396        320,470       453,423
-----------------------------------------------------------------------------------------------------------------
 California Money Fund          473,546        585,794        464,412      666,698        485,210       742,315
-----------------------------------------------------------------------------------------------------------------
 New York Money Fund            348,473        430,492        290,175      451,363        213,949       390,526
-----------------------------------------------------------------------------------------------------------------

     At a meeting held on February 12, 2002, the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Trust's investment advisory agreements with BIMC with respect to the Funds, for an additional one-year period. In connection with such approvals, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of BIMC's services provided to each Fund and BIMC's experience and qualifications. The Trustees considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and BIMC's fee waivers and expense reimbursements for each Fund; the profitability to the BIMC of its services to the Trust, and possible economies of scale; and other compensation or possible benefits to BIMC arising from its relationship with the Trust. The Trustees also considered the personnel and resources of BIMC, the overall nature and quality of BIMC's services and the specific provisions of the investment advisory agreement.

     After discussion, the Board of Trustees concluded that BIMC had the capabilities, resources and personnel necessary to continue to manage the Trust. The Board of Trustees also concluded that based on the services that BIMC would provide to the Trust under the investment advisory agreement and the expenses incurred by BIMC in the performance of such services, the compensation to be paid to BIMC was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreement with BIMC for an additional one-year period.

Co-Administrators

          BIMC and PFPC serve as the Trust's co-administrators. PFPC has its principal business address at 400 Bellevue Parkway, Wilmington, Delaware 19809 and is an indirect, wholly-owned subsidiary of the PNC and is an affiliate of BIMC. As the Trust's co-administrators, BIMC and PFPC have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, providing the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the

Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' prospectuses; (iv) assist in the Funds' Wilmington, Delaware office; (v) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC;
(vi) maintain the registration of the Funds' shares for sale under state securities laws; (vii) review and provide advice with respect to all sales literature of the Funds; and (viii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assisting the Trust in relation to routine regulatory examinations and investigations, and work with the Trust's counsel in connection with regulatory matters and litigation.

          For administrative services, the Co-Administrators are entitled jointly to receive fees, computed daily and payable monthly, at the annual rates described below. In addition, the Co-Administrators and BIMC have agreed to reduce their fees and reimburse expenses to ensure that the combined "Management Fees," "Administration Fees" and "Miscellaneous Expenses" do not exceed 0.18% of the average daily net assets of TempFund and TempCash and 0.20% of the average daily net assets of FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund. Any fees waived by the Co-Administrators and BIMC with respect to a particular fiscal year are not recoverable.

           Annual Fee                   Average Net Assets
           ----------                   ------------------

             .175%                      of the first $1 billion
             .150%                      of the next $1 billion
             .125%                      of the next $1 billion
             .100%                      of amounts in excess of $8 billion


          The following chart provides information with respect to the administration fees (net of waivers) paid and administration fees waived for the fiscal years ended October 31, 2002, 2001 and 2000.

-------------------------------------------------------------------------------------------------------------------------
FUND                                 2002                             2001                            2000
-------------------------------------------------------------------------------------------------------------------------
                        ADMINISTRATION  ADMIINISTRATION  ADMINISTRATION  ADMINISTRATION  ADMINISTRATION  ADMINISTRATION
                          FEES PAID       FEES WAIVED       FEES PAID      FEES WAIVED      FEES PAID     FEES WAIVED
-------------------------------------------------------------------------------------------------------------------------
TempFund                 $28,734,218      $  407,504       $19,857,675     $2,138,374      $13,060,062    $1,627,800
-------------------------------------------------------------------------------------------------------------------------
TempCash                   6,911,923       2,561,094         3,661,811      2,612,964        2,555,420     2,130,642
-------------------------------------------------------------------------------------------------------------------------
FedFund                    3,010,915         860,777         1,761,100        730,479          882,975       453,345
-------------------------------------------------------------------------------------------------------------------------
T-Fund                     3,735,239       1,059,255         2,609,740        996,089        2,735,390     1,192,240
-------------------------------------------------------------------------------------------------------------------------
Federal Trust Fund           190,605          96,429           114,538         95,612          101,355       138,923
-------------------------------------------------------------------------------------------------------------------------
Treasury Trust Fund        1,238,835         489,861           970,018        455,298          969,875       511,501
-------------------------------------------------------------------------------------------------------------------------
MuniFund                     835,918         883,285           640,109        773,554          456,404       659,504
-------------------------------------------------------------------------------------------------------------------------
MuniCash                     976,752         931,442           379,658        523,396          320,470       453,423
-------------------------------------------------------------------------------------------------------------------------
California MoneyFund         412,582         585,794           464,412        666,698          485,210       742,315
-------------------------------------------------------------------------------------------------------------------------
New York Money Fund          301,506         430,492           290,175        451,363          213,949       390,526
-------------------------------------------------------------------------------------------------------------------------


Distributor

          BDI serves as the distributor of the Trust's shares. BDI, a wholly-owned subsidiary of PFPC Distributors, Inc., is a Delaware corporation and has its principal business address at 760 Moore Road, King of Prussia, PA 19406. BIMC is an affiliate of PFPC Distributors, Inc. and BDI. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof. No compensation is payable by the Trust to the distributor for its distribution services.

      Until January 1, 2001, Provident Distributors, Inc. ("PDI") served as distributor of the Trust's shares. At that time, PDI was acquired by PFPC Distributors, Inc.

Custodian and Transfer Agent

          Pursuant to a Custodian Agreement, PFPC Trust Company, an affiliate of the Adviser, serves as each Fund's custodian, holding a Fund's portfolio securities, cash and other property. PFPC Trust Company has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809, with an additional custodial services location at 8800 Tinicum Boulevard, Philadelphia, PA 19153. Under the Custodian Agreement, PFPC Trust Company has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund's portfolio securities; and (v) make periodic reports to the Board of Trustees concerning a Fund's operations.

          PFPC Trust Company is also authorized to select one or more banks or trust companies to serve as sub-custodian or agent on behalf of a Fund, provided that PFPC Trust Company shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian or agent chosen by PFPC Trust Company. Currently, PFPC Trust Company has chosen PNC Bank to serve as agent.

          The Trust has chosen Citibank, N.A. to serve as the Trust's Foreign Custody Manager. The Foreign Custody Manager shall provide custody services for the Trust's foreign assets under the Foreign Custody Agreement.

          Under the Custodian Agreement, each Fund pays PFPC Trust Company an annual fee equal to .025% of each Fund's first $250 million of average gross assets; .02% of each Fund's next $250 million of average gross assets; .015% of each Fund's next $500 million of average gross assets; .009% of each Fund's next $2 billion of average gross assets; and .008% of each Fund's average gross assets over $3 billion. In addition, each Fund pays the custodian certain types of transaction charges, and reimburses the custodian for out-of-pocket expenses, foreign custody fees and certain miscellaneous expenses incurred on behalf of the Funds. The fees of PNC Bank are paid by PFPC Trust Company and not the Funds.

          Pursuant to the Company's operating procedures, custodian fees may be reduced by amounts calculated on uninvested cash balances ("custody credits"). For the year ended October 31, 2002, Custody Credits earned were as follows:
$8,710 with respect to TempCash; $2,318 with respect to FedFund, $65,094 with respect to T-Fund, $456 with respect to Federal Trust Fund, $64,939 with respect to MuniFund, $91,111 with respect to MuniCash, $28,454 with respect to California Money Fund and $26,608 with respect to New York Money Fund.

          PFPC serves as transfer agent, registrar and dividend disbursing agent to each Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) issue, transfer and redeem Fund shares;
(iii) transmit all communications by a Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of a Fund's shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with a Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information relating to dividends and distributions which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities.

          For transfer agency and dividend disbursing services, each Fund pays PFPC fees at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, each Fund reimburses PNC Bank and PFPC for out-of-pocket expenses related to such services.

Service Organizations

          The Funds may enter into agreements with institutional investors ("Service Organizations") requiring them to provide certain services to their customers who beneficially own shares of the Funds. The Trust's agreements with Service Organizations are governed by Plans (comprised of a "Shareholder Services Plan" for each of the Administration, Bear Stearns, Cash Management, Cash Plus, Cash Reserve and Dollar Shares; the "Bear Stearns Shares Distribution Plan" for the Bear Stearns Shares; the "Cash Plus Shares Distribution Plan" for the Cash Plus Shares; and "Distribution and Services Plan" for the Plus shares), which have been adopted by the Trust's Board of Trustees pursuant to applicable rules and regulations of the SEC (collectively, the "Plans"). Pursuant to the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Trust's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Trust's arrangements with Service Organizations must be approved annually by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          Pursuant to the Dollar Shareholder Services Plan, each of the Funds may enter into agreements with Service Organizations requiring them to provide services to their customers who beneficially own Dollar Shares in consideration of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organizations for the benefit of their customers. Such services provided by a Service Organization may include (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders' investments; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) aggregating and processing purchase and redemption requests from shareholders and placing net purchase and redemption orders with the distributor; (iv) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (v) processing dividend payments from the particular Series on behalf of shareholders; (vi) providing information periodically to shareholders showing their positions in Dollar Shares; (vii) arranging for bank wires; (viii) responding to shareholder inquiries relating to a particular Series or the services performed by the Service Organization; (ix) providing sub-accounting with respect to a Series of shares beneficially owned by shareholders or the information necessary for sub-accounting; (x) if required by law, forwarding shareholder communications from the particular Series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; and (xi) other similar services to the extent permitted under applicable statutes, rules or regulations.

          Pursuant to the Administration Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Administration Shares, in consideration of .10% (on an annualized basis) of the average daily net asset value of the Administration Shares held by the Service Organization for the benefit of their shareholders. Services provided by the Service Organizations may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders' investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

          Pursuant to the Cash Reserve Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Cash Reserve Shares, in consideration of a total of .40% (on an annualized basis) of the average net asset value of the Cash Reserve Shares held by the Service Organization for the benefit of their shareholders. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administrative Shares as described above. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing support services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another .5% (on an annual basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing sweep services ("Sweep Services") which may include: (i) providing the necessary computer hardware and software which links the Service Organization's DDA system to an account management system; (ii) providing software that aggregates the shareholders orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the shareholder's demand deposit accounts; (iii) providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other shareholder transactions otherwise effected through or with the Service Organization; and (iv) furnishing (either separately or an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

          Pursuant to the Cash Management Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide support services to their shareholders who beneficially own Cash Management Shares, in consideration of a total of .50% (on an annualized basis) of the average net asset value of the Cash Management Shares held by the Service Organization for the benefit of their shareholders. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sub-sections (iii) through
(xi) above. Another .5% (on an annual basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing Sweep Services as described above. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to Service Organizations for providing the sweep marketing services which may include (i): marketing and activities, including direct mail promotions that promote the Sweep Service,
(ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep Services, (iv) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the Sweep Services.

          Pursuant to the Bear Stearns Shareholder Services Plan, TempFund, FedFund, MuniFund, California Money Fund and New York Money Fund may enter into agreements with Bear Stearns requiring it to provide services to its customers who beneficially own Bear Stearns Shares in consideration of a total of 0.50% (on an annualized basis) of the average daily net asset value of the Bear Stearns Shares held by Bear Stearns for the benefit of its customers. An initial ..10% (on an annual basis) of the average daily net asset value of such Shares will be paid to Bear Stearns for providing services which may include: (i) answering customer's inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer's investments and (ii) assisting customer in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to Bear Stearns for providing services which may include: (iii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (iv) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (v) processing dividend payment from the particular series on behalf of customers; (vi) providing information periodically to customers showing their positions in a Series' Bear Stearns Shares; (vii) arranging for bank wires; (viii) responding to customer inquires relating to the Series or the services performed by service organizations; (ix) providing sub-accounting with respect to a Series' shares beneficially owned by customers or the information necessary for sub-accounting; (x) if required by law, forwarding shareholder communications from the particular series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .5% (on an annual basis) of the average daily net asset value of such Shares will be paid to Bear Stearns for providing sweep services ("Sweep Services") which may include: (xii) providing the necessary computer hardware and software which links the service organization DDA system to an account management system; (xiii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer's demand deposit accounts; (xiv) providing periodic statements showing a customer's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (xv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to Bear Stearns for providing services which may include:
(xvi) marketing and activities, including direct mail promotions that promote the sweep service, (xvii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (xviii) distribution of literature promoting sweep services, (xix) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the sweep services.

          Pursuant to the Distribution and Services Plan (12b-1 Plan) for the Plus Shares, TempFund, T-Fund, MuniFund, New York Money Fund and California Money Fund may enter into agreements with Service Organizations requiring them to provide certain sales and support services to their shareholders who beneficially own Plus Shares in consideration of .25% (on an annualized basis) of the average daily net asset value of the Plus Shares held by the Service Organization for the benefit of shareholders. Sales and support services provided by the Service Organizations may include: (a) reasonable assistance in connection with the distribution of Plus Shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for shareholders; and (b) the following support services to shareholders who may from time to time acquire and beneficially own Plus Shares: (i) establishing and maintaining accounts and records relating to shareholders that invest in Plus Shares; (ii) processing dividend and distribution payments from a particular series on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in Plus Shares; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed by the Service Organization; (vi) responding to routine inquiries from shareholders concerning their investments in Plus Shares; (vii) providing subaccounting with respect to Plus Shares beneficially owned by shareholders or the information to the Trust necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from a particular series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in Plus Shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the distributor may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules and regulations.

          Pursuant to the Bear Stearns Shares Distribution Plan (12b-1 Plan), TempFund, FedFund, MuniFund, California Money Fund and New York Money Fund may enter into agreements with Bear Stearns requiring it to provide certain sales and support services to its shareholders who beneficially own Bear Stearns Shares in consideration of 0.35% (on an annualized basis) of the average daily net asset value of the Bear Stearns Shares held by Bear Stearns for the benefit of shareholders. Sales and support services provided by Bear Stearns may include, among other things, reasonable assistance in connection with the distribution of Bear Stearns Shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for shareholders.

          Pursuant to the Cash Plus Shareholder Services Plan, TempCash, FedFund, MuniCash, and California Money Fund and New York Money Fund may enter into agreements with a financial institution requiring it to provide services to its customers who beneficially own Cash Plus Shares in consideration of a total of 0.50% (on an annualized basis) of the average daily net asset value of the Cash Plus Shares held by a financial institution for the benefit of its customers. An initial .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to a financial institution for providing services which may include: (i) answering customer's inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the customer's investments and (ii) assisting customer in designating and changing dividend options, account designations and addresses. Another .25% (on an annual basis) of the average daily net asset value of such Shares will be paid to a financial institution for providing services which may include: (iii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the distributor; (iv) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (v) processing dividend payment from the particular series on behalf of customers; (vi) providing information periodically to customers showing their positions in a Series' Cash Plus Shares;
(vii) arranging for bank wires; (viii) responding to customer inquires relating to the Series or the services performed by service organizations; (ix) providing sub-accounting with respect to a Series' shares beneficially owned by customers or the information necessary for sub-accounting; (x) if required by law, forwarding shareholder communications from the particular series (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services if requested to the extent permitted to do so under applicable statutes, rules or regulations. Another .05% (on an annual basis) of the average daily net asset value of such Shares will be paid to a financial institution for providing sweep services ("Sweep Services") which may include:
(xii) providing the necessary computer hardware and software which links the service organization DDA system to an account management system; (xiii) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of a Series based on established target levels for the customer's demand deposit accounts; (xiv) providing periodic statements showing a customer's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (xv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Another .10% (on an annual basis) of the average daily net asset value of such Shares will be paid to a financial institution for providing services which may include: (xvi) marketing and activities, including direct mail promotions that promote the sweep service, (xvii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (xviii) distribution of literature promoting sweep services,
(xix) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of the sweep services.

          Pursuant to the Cash Plus Shares Distribution Plan (12b-1 Plan), TempCash, FedFund, MuniCash, California Money Fund and New York Money Fund may enter into an agreement with a financial institution requiring it to provide certain sales and support services to its shareholders who beneficially own Cash Plus Shares in consideration of 0.35% (on an annualized basis) of the average daily net asset value of the Cash Plus Shares held by a financial institution for the benefit of shareholders. Sales and support services provided by a financial institution may include, among other things, reasonable assistance in connection with the distribution of Cash Plus Shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for shareholders.

         The Board of Trustees have approved the Trust's arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the class of shares of the Fund charged with such fees and its shareholders. Any material amendment to the Trust's arrangements with Service Organizations must be made in a manner approved by a majority of the Trust's Board of Trustees (including a majority of the Non-Interested Trustees), and any amendment to increase materially the costs under the Plus Shares' Distribution and Services Plan (12b-1 Plan) and the Distribution Plans (12b-1 Plans) of both the Bear Stearns and Cash Plus Shares must be approved by the holders of a majority of the applicable outstanding shareholders. (It should be noted that while the annual service fee with respect to Plus Shares is currently set at .25%, the Plan adopted by the Board of Trustees with respect to California Money Fund and New York Money Fund permits the Board to increase this fee to .40% without shareholder approval.) So long as the Trust's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested directors.

         The Adviser, BDI, and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with providing services to shareholders of the Trust. In addition, subject to applicable NASD regulations, the Adviser, BDI and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Funds, the particular program involved, or the amount of reimbursable expenses.

         The following chart provides information with respect to the fees paid to Service Organizations , including the amounts paid to affiliates of BIMC during the fiscal year ended October 31, 2002.

------------------------------------------------------------------------------
                                                        Total Fees/Fees to
                                                     Affiliates for the Fiscal
                                                       Year ended October 31,
Fund & Share Class                                              2002*
------------------------------------------------------------------------------
TempFund Administration                                      N/A
------------------------------------------------------------------------------
TempFund Bear Stearns                                      $46,252/0
------------------------------------------------------------------------------
TempFund Cash Management                                  $306,246/0
------------------------------------------------------------------------------
TempFund Cash Reserve                                     $784,276/0
------------------------------------------------------------------------------
TempFund Dollar                                     $11,326,641/$9,413,370
------------------------------------------------------------------------------
TempFund Plus                                                 N/A
------------------------------------------------------------------------------
TempCash Administration                                       N/A
------------------------------------------------------------------------------
TempCash Cash Management                                      N/A
------------------------------------------------------------------------------
TempCash Cash Plus                                            N/A
------------------------------------------------------------------------------
TempCash Cash Reserve                                         N/A
------------------------------------------------------------------------------
TempCash Dollar                                       $1,031,858/$56,908
------------------------------------------------------------------------------
FedFund Administration                                        N/A
------------------------------------------------------------------------------
FedFund Bear Stearns                                       $9,241/0
------------------------------------------------------------------------------
FedFund Cash Management                                       N/A
------------------------------------------------------------------------------
FedFund Cash Plus                                             N/A
------------------------------------------------------------------------------
FedFund Cash Reserve                                          N/A
------------------------------------------------------------------------------
FedFund Dollar                                       $1,697,164/$1,629,284
------------------------------------------------------------------------------
T-Fund Administration                                      $65,416/0
------------------------------------------------------------------------------
T-Fund Cash Management                                    $327,096/0
------------------------------------------------------------------------------
T-Fund Cash Reserve                                           N/A
------------------------------------------------------------------------------
T-Fund Dollar                                         $1,273,112/$401,989
------------------------------------------------------------------------------
T-Fund Plus                                                   N/A
------------------------------------------------------------------------------
Federal Trust Administration                                  N/A
------------------------------------------------------------------------------
Federal Trust Cash Management                                 N/A
------------------------------------------------------------------------------
Federal Trust Cash Reserve                                    N/A
------------------------------------------------------------------------------
Federal Trust Dollar                                       $18,489/0
------------------------------------------------------------------------------
Treasury Trust Administration                              $14,717/0
------------------------------------------------------------------------------
Treasury Trust Cash Management                             $55,380/0
------------------------------------------------------------------------------
Treasury Trust Cash Reserve                                   N/A
------------------------------------------------------------------------------
Treasury Trust Dollar                                  $797,667/$149,934
------------------------------------------------------------------------------
MuniFund Administration                                    $8,520/0
------------------------------------------------------------------------------
MuniFund Bear Stearns                                      $3,397/0
------------------------------------------------------------------------------
MuniFund Cash Management                                   $35,754/0
------------------------------------------------------------------------------
MuniFund Cash Reserve                                      $41,685/0
------------------------------------------------------------------------------
MuniFund Dollar                                         $166,117/$7,770
------------------------------------------------------------------------------
MuniFund Plus                                                 N/A
------------------------------------------------------------------------------
MuniCash Administration                                       N/A
------------------------------------------------------------------------------
MuniCash Cash Management                                   $17,897/0
------------------------------------------------------------------------------
MuniCash Cash Plus                                            N/A
------------------------------------------------------------------------------
MuniCash Cash Reserve                                         N/A
------------------------------------------------------------------------------
MuniCash Dollar                                         $121,387/$2,688
------------------------------------------------------------------------------
California Money Fund Administration                          N/A
------------------------------------------------------------------------------
California Money Fund Bear Stearns                          $669/0
------------------------------------------------------------------------------
California Money Fund Cash Management                         N/A
------------------------------------------------------------------------------
California Money Fund Cash Plus                               N/A
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                        Total Fees/Fees to
                                                        Fund & Share Class
                                                     Affiliates for the Fiscal
                                                       Year ended October 31,
Fund & Share Class                                              2002*
------------------------------------------------------------------------------
California Money Fund Cash Reserve                            N/A
------------------------------------------------------------------------------
California Money Fund Dollar                               $30,948/0
------------------------------------------------------------------------------
California Money Fund Plus                                    N/A
------------------------------------------------------------------------------
New York Money Fund Administration                            N/A
------------------------------------------------------------------------------
New York Money Fund Bear Stearns                           $25,517/0
------------------------------------------------------------------------------
New York Money Fund Cash Management                           N/A
------------------------------------------------------------------------------
New York Money Fund Cash Plus                                 N/A
------------------------------------------------------------------------------
New York Money Fund Cash Reserve                              N/A
------------------------------------------------------------------------------
New York Money Fund Dollar                                 $10,972/0
------------------------------------------------------------------------------
New York Money Fund Plus                                      N/A
------------------------------------------------------------------------------

* An "N/A" indicates that the applicable Share class had no shares outstanding as of October 31, 2002 and paid no fees to Service Organizations.

Expenses

         A Fund's expenses include taxes, interest, fees and salaries of the Trust's Trustees and officers who are not Trustees, officers or employees of the Trust's service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds' computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                  ADDITIONAL INFORMATION CONCERNING TAXES

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute all, or substantially all, of its income each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends although corporate shareholders could be eligible for the dividends-received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." For 2003, the withholding rate is 30%, and for 2004, the rate is 29%.

         The following is applicable to MuniFund, MuniCash, California Money Fund and New York Money Fund (each a "Tax-Exempt Fund") only:

         For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

         An investment in a Tax-Exempt Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities that are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

                                    DIVIDENDS

General

         Each Fund's net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on that Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g. legal, accounting and Trustees' fees) of the Trust prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund's Administration Shares, Bear Stearns Shares, Cash Management Shares, Cash Plus Shares, Cash Reserve Shares, Dollar

Shares and/or Plus Shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds -- Service Organizations.")

         As stated, the Trust uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.

               ADDITIONAL YIELD AND OTHER PERFORMANCE INFORMATION

         The "yields" and "effective yields" are calculated separately for each Fund. The seven-day yield for each class or sub-class of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

         The following chart provides information with respect to the yields as of October 31, 2002. No information is provided regarding the yields with respect to certain Share classes because such classes had no Shares outstanding on October 31, 2002.

--------------------------------------------------------------------------------------------------------------------------
                                                              7 DAY                                  30 DAY
--------------------------------------------------------------------------------------------------------------------------
                                                                    COMPOUNDED                            COMPOUNDED
                                                                    EFFECTIVE                             EFFECTIVE
                                                     YIELD             YIELD               YIELD            YIELD
--------------------------------------------------------------------------------------------------------------------------
TempFund Institutional                               1.67%             1.68%               1.66%            1.67%
--------------------------------------------------------------------------------------------------------------------------
TempFund Dollar                                      1.42%             1.43%               1.41%            1.42%
--------------------------------------------------------------------------------------------------------------------------
TempCash Institutional                               1.72%             1.72%               1.72%            1.73%
--------------------------------------------------------------------------------------------------------------------------
TempCash Dollar                                      1.47%             1.48%               1.47%            1.48%
--------------------------------------------------------------------------------------------------------------------------
TempFund Cash Reserve                                1.27%             1.28%               1.26%            1.27%
--------------------------------------------------------------------------------------------------------------------------
TempFund Cash Management                             1.17%             1.18%               1.16%            1.17%
--------------------------------------------------------------------------------------------------------------------------
TempFund Administration                              1.57%             1.58%               1.56%            1.57%
--------------------------------------------------------------------------------------------------------------------------
TempFund Bear Stearns                                0.85%             0.85%               0.84%            0.84%
--------------------------------------------------------------------------------------------------------------------------
FedFund Institutional                                1.65%             1.66%               1.64%            1.65%
--------------------------------------------------------------------------------------------------------------------------
FedFund Dollar                                       1.40%             1.41%               1.39%            1.40%
--------------------------------------------------------------------------------------------------------------------------
FedFund Bear Stearns                                 0.85%             0.85%               0.84%            0.84%
--------------------------------------------------------------------------------------------------------------------------
T-Fund Institutional                                 1.61%             1.62%               1.58%            1.59%
--------------------------------------------------------------------------------------------------------------------------
T-Fund Dollar                                        1.36%             1.37%               1.33%            1.34%
--------------------------------------------------------------------------------------------------------------------------
T-Fund Cash Management                               1.11%             1.12%               1.08%            1.09%
--------------------------------------------------------------------------------------------------------------------------
T-Fund Administration                                1.51%             1.52%               1.48%            1.49%
--------------------------------------------------------------------------------------------------------------------------
Federal Trust Fund Institutional                     1.60%             1.61%               1.60%            1.61%
--------------------------------------------------------------------------------------------------------------------------
Federal Trust Dollar                                 1.35%             1.36%               1.35%            1.36%
--------------------------------------------------------------------------------------------------------------------------
Treasury Trust Fund Institutional                    1.49%             1.50%               1.49%            1.50%
--------------------------------------------------------------------------------------------------------------------------
Treasury Trust Dollar                                1.24%             1.25%               1.24%            1.25%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                              7 DAY                                  30 DAY
--------------------------------------------------------------------------------------------------------------------------
                                                                    COMPOUNDED                            COMPOUNDED
                                                                    EFFECTIVE                             EFFECTIVE
                                                     YIELD             YIELD               YIELD            YIELD
--------------------------------------------------------------------------------------------------------------------------
Treasury Trust Administration                        1.39%             1.40%               1.39%            1.40%
--------------------------------------------------------------------------------------------------------------------------
MuniFund Institutional                               1.63%             1.64%               1.50%            1.51%
--------------------------------------------------------------------------------------------------------------------------
MuniFund Dollar                                      1.38%             1.39%               1.25%            1.26%
--------------------------------------------------------------------------------------------------------------------------
MuniFund Cash Management                             1.13%             1.14%               1.00%            1.00%
--------------------------------------------------------------------------------------------------------------------------
MuniFund Cash Reserve                                1.23%             1.24%               1.10%            1.11%
--------------------------------------------------------------------------------------------------------------------------
MuniFund Administration                              1.53%             1.54%               1.40%            1.41%
--------------------------------------------------------------------------------------------------------------------------
MuniFund Bear Stearns                                0.83%             0.83%               0.70%            0.70%
--------------------------------------------------------------------------------------------------------------------------
MuniCash Dollar                                      1.46%             1.47%               1.34%            1.35%
--------------------------------------------------------------------------------------------------------------------------
MuniCash Institutional                               1.71%             1.72%               1.59%            1.60%
--------------------------------------------------------------------------------------------------------------------------
California Money Fund Institutional                  1.62%             1.63%               1.46%            1.47%
--------------------------------------------------------------------------------------------------------------------------
California Money Fund Dollar                         1.37%             1.38%               1.21%            1.22%
--------------------------------------------------------------------------------------------------------------------------
California Money Fund Bear Stearns                   0.82%             0.82%               0.66%            0.66%
--------------------------------------------------------------------------------------------------------------------------
New York Money Fund Institutional                    1.56%             1.57%               1.44%            1.45%
--------------------------------------------------------------------------------------------------------------------------
New York Money Fund Dollar                           1.31%             1.32%               1.19%            1.20%
--------------------------------------------------------------------------------------------------------------------------
New York Money Bear Stearns                          0.76%             0.76%               0.64%            0.64%
--------------------------------------------------------------------------------------------------------------------------

         The following tax equivalent yields for the "Tax-Exempt Funds" assume a federal income tax rate of 38.60%, a New York income tax rate of 6.85% and a California income tax rate of 9.3%.

--------------------------------------------------------------------------------------------------------------
                                                                      7 DAY                  30 DAY
                                                              ------------------------------------------------
                                                                                         Tax Equivalent
                                                                 Tax Equivalent            Compounded
                                                                      Yield              Effective Yield
--------------------------------------------------------------------------------------------------------------
MuniFund Institutional                                                2.65%                   2.46%
--------------------------------------------------------------------------------------------------------------
MuniFund Dollar                                                       2.25%                   2.05%
--------------------------------------------------------------------------------------------------------------
MuniFund Cash Management                                              1.84%                   1.63%
--------------------------------------------------------------------------------------------------------------
MuniFund Cash Reserve                                                 2.00%                   1.81%
--------------------------------------------------------------------------------------------------------------
MuniFund Administration                                               2.49%                   2.30%
--------------------------------------------------------------------------------------------------------------
MuniFund Bear Stearns                                                 1.35%                   1.14%
--------------------------------------------------------------------------------------------------------------
MuniCash Institutional                                                2.79%                   2.61%
--------------------------------------------------------------------------------------------------------------
MuniCash Dollar                                                       2.38%                   2.20%
--------------------------------------------------------------------------------------------------------------
New York Money Fund Institutional                                     2.73%                   2.54%
--------------------------------------------------------------------------------------------------------------
New York Money Fund Dollar                                            2.29%                   2.10%
--------------------------------------------------------------------------------------------------------------
New York Money Fund Bear Stearns                                      1.33%                   1.12%
--------------------------------------------------------------------------------------------------------------
California Money Fund Institutional                                   2.91%                   2.64%
--------------------------------------------------------------------------------------------------------------
California Money Fund Dollar                                          2.46%                   2.19%
--------------------------------------------------------------------------------------------------------------
California Money Fund Bear Stearns                                    1.47%                   1.19%
--------------------------------------------------------------------------------------------------------------

         From time to time, in reports to shareholders or otherwise, a Fund's yield or total return may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that relate to yields, interest rates, total return, market performance, etc. For example, the yield of a Fund may be compared to the iMoneyNet, Inc. Money Fund Average, which is an average compiled by iMoneyNet, Inc.'s Money Fund Report(R) of Westborough, MA 01581, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

         Yield and return will fluctuate, and any quotation of yield or return should not be considered as representative of the future performance of the Fund. Since yields and returns fluctuate, performance data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a fund, portfolio maturity, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in yield or return calculations; such fees, if charged, would reduce the actual yield or return from that quoted.

         The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that if dividends or other distributions on an investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments, designations assigned a Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

         From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in iMoneyNet, Inc.'s Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Such rankings represent the Funds' past performance and should not be considered as representative of future results.

         The following information has been provided by the Funds' distributor:
In managing each Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.

                    ADDITIONAL DESCRIPTION CONCERNING SHARES

         The Trust was organized as a Delaware business trust on October 21, 1998. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of ten series of shares designated as TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board of Trustees may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. Currently, the classes authorized are:
Administration, Bear Stearns, Cash Management, Cash Plus, Cash Reserve, Dollar, Institutional and Plus.

         The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust's shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

         Holders of shares in a Fund in the Trust will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that each Fund's Administration, Bear Stearns, Cash Management, Cash Plus, Cash Reserve, Dollar and Plus Shares, as described in "Service Organizations" above, shall be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund's arrangements with its Service Organizations. Further, shareholders of each of the Trust's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

         Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust's Charter, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

         Willkie Farr & Gallagher LLP, The Equitable Center, 787 Seventh Avenue, New York, New York 10019-6099, acts as special New York Counsel for the Trust and has reviewed the portions of this Statement of Additional Information and the disclosure in the Prospectuses concerning New York taxes and the description of special considerations relating to New York Municipal Obligations. O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071, acts as special California Counsel and has reviewed the portions of this Statement of Additional Information and the disclosure in the Prospectuses concerning California taxes and the description of special considerations relating to California Municipal Obligations.

                                    AUDITORS

         PricewaterhouseCoopers LLP, with offices at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103 has been selected as the independent accountants of the Trust for the fiscal year ending October 31, 2003.

                              FINANCIAL STATEMENTS

         The Annual Report for the fiscal year ended October 31, 2002 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report ("the Financial

Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements for the Trust have been audited by the Trust's independent accountants, PricewaterhouseCoopers LLP, whose reports thereon also appear in the Annual Report and are incorporated herein by reference. The Financial Statements for MuniFund and MuniCash for the year ended November 30, 1998 and the financial highlights for the two year period ended November 30, 1998 were audited by MuniFund's and MuniCash's former independent accountants, KPMG LLP. The Financial Statements in the Annual Report have been incorporated herein in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

                                  MISCELLANEOUS

Shareholder Vote

         As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund's shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

Securities Holdings of Brokers

         As of October 31, 2002, the value of TempFund's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was:
Morgan Stanley & Co., Inc. $265,000,000; Goldman Sachs & Co. $500,000,000; Merrill Lynch & Co., Inc. $1,323,634,000; J.P. Morgan Chase & Co. $648,876,000;
Citigroup, Inc $1,034,909,000; and Deutsche Bank Financial $289,747,000.

         As of October 31, 2002, the value of TempCash's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was:
Goldman Sachs & Co. $225,000,000; Merrill Lynch & Co., Inc. $479,346,000; Lehman Brothers, Inc. $85,000,000; Citigroup $290,000,000; JP Morgan Chase & Co. $399,518,000; Bear Stearns & Co. $100,000,000; and Morgan Stanley & Co. Inc. $29,149,000.

Certain Record Holders

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of T-Fund Dollar Shares was as follows: PNC Bank, 500 First Avenue, Pittsburgh, PA 15265 (25.0%); JP Morgan Chase & Co., 14201 Dallas Parkway, Dallas, TX 75420 (21.8%); Zions First National Bank, P.O. Box 30880, Salt Lake City, UT 84130 (13.2%); Broadway National Bank, P.O. Box 17001, San Antonio, TX 78217 (6.5%); and Bank of New York, One Wall Street, New York, NY 10019 (15.8%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund Cash Management Shares were as follows: The Harbor Bank of Maryland, 3240 Belair Road, Baltimore, MD (58.0%); Beverly National Bank, 240 Cabot Street, Beverly, MA 19150 (22.1%); Peninsula Bank, 100 South Main Street, Ishpeming, MI 49849 (13.8%); and First Charter National Bank, P.O. Box 37949, Charlotte, NC 28237 (6.1%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund Institutional Shares were as follows: PNC Bank, 8800 Tinicum Blvd., Philadelphia, PA 19153 (6.3%); Washington Mutual Mortgage, 75 N. Fairway Drive, Vernon Hills, IL60061 (6.1%); WorldCom Inc.,

500 Clinton Center Drive, Clinton MS (5.4%); and Bank of New York, One Wall Street, New York, NY, 10019 (5.1%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund Dollar Shares were as follows: PNC Bank, 500 First Avenue, Pittsburgh, PA 15265 (81.0%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempCash Institutional Shares were as follows: Chicago Mercantile Exchange, 6th Floor North Tower, 30 S. Wacker Drive, Chicago, IL 60600 (7.1%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempCash Dollar Shares were as follows: Hilliard Lyons, 501 Hilliard Lyons Center, Louisville, KY 40202 (59.8%); BHC Securities, 2005 Market Street, Philadelphia, PA 19103 (14.7%); Citibank, 3800 Citibank Center Tampa, Tampa, FL 33610 (7.8%); Norwest Investment Services, 608 2nd Avenue South, MAC N930, Minneapolis, MN 55479 (5.0%); and PNC Bank, 8800 Tinicum Blvd., Philadelphia, PA 19153 (5.4%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of FedFund Institutional Shares were as follows: PNC Bank, 8800 Tinicum Blvd., Philadelphia, PA 19153 (44.8%); USS Portfolio Delaware Inc., 501 Silverside Road, Wilmington, DE 19809 (5.3%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund Cash Management Shares were as follows: FBO Gilbraltar Bank FSB, Marshall & Ilsely Trust Co., 1000 N. Water Street, 14/th/ Floor, Milwaukee, WI 53202 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of FedFund Dollar Shares were as follows: PNC, 500 First Avenue, Pittsburgh, PA 15265 (95.2%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund Institutional Shares were as follows: U.S. Trust Company of New York, 499 Washington Blvd., Jersey City, NJ 73101 (6.7%); JP Morgan Chase, P.O. Box 2558, Houston TX, 77252 (16.9%); PNC Bank, 8800 Tinicum Blvd., Philadelphia, PA 19153 (7.8%); and Wells Fargo Bank, 707 Wilshire Blvd., 17/th/ Floor, Los Angeles, CA 90017 (8.0%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund Dollar Shares were as follows: Broadway National Bank, P.O. Box 17001, San Antonio, TX 78217 (10.0%); SEI Trust Co., One Freedom Valley Drive, Oaks, PA 19456, (39.8%); Commerce Wealth Advisors, 2005 Market Street, Philadelphia, PA 19103 (24.9%); Bayerische Hypo-und Vereins Bank, Sweep Omnibus Account Associates LLC, 622 Third Avenue, New York, NY 10017 (9.2%); and Deutsche Bank, 100 Plaza One, MS JCV03-06, Jersey City, NJ 73110 (8.4%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniCash Institutional Shares were as follows: Banc One Investment Advisors, 3435 Steltzer Road, Columbus, OH 43219 (8.2%); Instinet Corp., Three Times Square, New York, NY 10036 (6.0%); PNC Bank, 8800 Tinicum Blvd., Philadelphia, PA 19153 (27.5%); Big Lots Stores Inc., 300 Phillipi Road, Columbus, OH 43228 (9.5%); and Chicago Title and Trust Co., 4050 Calle Real Suite 120, Santa Barbara, CA 93110 (9.7%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniCash Dollar Shares were as follows: BHC Securities, 2005 Market Street, One Commerce Square, 11th Floor, Philadelphia, PA 19103 (67.9%); Hilliard Lyons, 501 Hilliard Lyons Center, Louisville, KY 40202 (19.3%); and First Westroads Bank, 10855 W. Dodge Road, Omaha, NE 68154 (10.0%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Fund Institutional Shares were as follows: U.S. Trust Company of New York, 449 Washington Blvd., Jersey City, NJ 07301 (24.1%); Bank of New York, One Wall Street, New York, NY 10286 (6.2%); The Whittier Trust Company, 1600 Huntington Dr., S. Pasadena, CA 91030 (6.8%); Exchange Bank, P.O. Box 208, Santa Rosa, CA 95402 (5.8%); Santa Barbara Bank & Trust, P.O. Box 2304, Santa Barbara, CA 93120 (6.0%); United California Bank, P.O. Box 60078, Los Angeles, CA 90060 (6.7%); and Enterprise Trust & Investment, 15425 Los Gatos Blvd., Los Gatos, CA 95032 (5.6%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Fund Dollar Shares were as follows: Santa Barbara Bank & Trust, P.O. Box 2340, Santa Barbara, CA 93120 (84.8%); and SEI Trust Co., One Freedom Valley Drive, Oaks, PA 19456 (14.9%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of New York Money Fund Institutional Shares were as follows: JP Morgan Chase, P.O. Box 31412, Rochester, NY 14603 (19.7%); HSBC Bank USA, P.O. Box 4203, Buffalo, NY 14240 (5.6%); JP Morgan Chase, Mailcode 18 HCB 340, P.O. Box 2558, Houston, TX 77252 (25.9%); Fleet Bank Boston, P.O. Box 92800, Rochester, NY 14692 (19.7%); and PNC Bank, 8800 Tinicum Blvd., Philadelphia, PA 19153 (5.5%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of New York Money Fund Dollar Shares were as follows: Hillard Lyons, 501 Hilliard Lyons Center, Louisville, KY 40202 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of T-Fund Cash Management Shares were as follows: The Harbor Bank of Maryland, 3240 Belair Road, Baltimore, MD 21213 (6.9%) and Union Bank, P.O. Box 85602, San Diego, CA 92186 (92.1%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of T-Fund Institutional Shares were as follows: Union Bank, P.O. Box 85602, San Diego, CA 92186 (37.2%);

Farm Bureau Life Insurance, 5400 University Ave, West Des Moines, IA 50266 (7.6%); and State of Washington, One Enterprise Drive, Quincy, MA 21718 (6.4%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund Cash Reserve Shares was as follows: GE Financial Trust Co., 2425 Camelback Road, Phoenix, AZ 85016 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Federal Trust Fund Institutional Shares were as follows: Union Trust Company, P.O. Box 479, Ellsworth, ME 04605 (9.9%); JP Morgan Chase, Mailcode 18 HCB 340, P.O. Box 2558, Houston, TX 77252 (23.4%); Payroll People/Partnership,
Attention: Ms. Robynne Whetton, 1922 N. Helm Street, Fresno, CA 93727 (11.1%); Allegheny County Airport, P.O. Box 12370, Pittsburgh, PA 15231 (12.2%); Elk Partners, 655 Madison Ave., 8th Floor, New York, NY 10021 (8.1%); Park West Bank & Trust Co., 229 Park Avenue, W. Springfield, MA 01089 (12.0%); and PNC Bank, 8800 Tinicum Blvd., Philadelphia, PA 19153 (7.4%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Federal Trust Fund Dollar Shares were as follows: Santa Barbara Bank & Trust, 1021 Anacapa Street, Santa Barbara, CA 93120 (67.5%); JP Morgan Chase, 450 W. 33/rd/ Street 15/th/ Floor, New York, NY 10001 (24.9%); and Provident Advisers, 1141 Route 113, Chester Springs, PA 19425 (5.1%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Treasury Trust Cash Management Shares was as follows: Marshall & Ilsley Trust Co., 1000 N. Water Street, Milwaukee, WI 53202 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Treasury Trust Fund Institutional Shares were as follows: PNC Bank, 8800 Tinicum Blvd., Philadelphia, PA 19153 (5.1%); Centura Bank, P.O. Box 1220 Rocky Mount, NC 27802 (9.8%); CellWest Inc., 8401 Greenway Blvd., Middleton, WI 53562 (12.8%); Deutsche Bank (Alex Brown, Bankers Trust), 375 West Padonia Road, Timonium, MD 21093 (5.7%); Citizens Bank, P.O. Box 671, Pasadena, CA 91102 (5.2%); and Pioneer Trust Bank, NA, P.O. Box 2305, Salem, OR 97308 (5.0%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Treasury Trust Fund Dollar Shares were as follows: PNC Bank, 500 First Avenue, Pittsburgh, PA 15265 (26.5%); Deutsche Bank (Alex Brown, Bankers Trust), One South Street, 18/th/ Floor, Baltimore, MD 21202 (50.6%); and PNC Bank, 8800 Tinicum Blvd., Philadelphia, PA 19153 (12.1%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money Bear Stearns Shares were as follows: Bear Stearns Securities Corp., One Metro Tech Center North, Brooklyn, NY 11201 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of FedFund Bear Stearns Shares were as follows: Bear Stearns Securities Corp., One Metro Tech Center North, Brooklyn, NY 11201 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund Administration Shares were as follows: First Virginia Bank Inc., 6400 Arlington Boulevard/Plaza, Falls Church, VA 22042 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of MuniFund Bear Stearns Shares were as follows: Bear Stearns Securities Corp., One Metro Tech Center North, Brooklyn, NY 11201 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of New York Money Bear Stearns Shares were as follows: Bear Stearns Securities Corp., One Metro Tech Center North, Brooklyn, NY 11201 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund Administration Shares were as follows: Horace Mann Companies, #1 Horace Mann Plaza, Springfield, IL 62715 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund Bear Stearns Shares were as follows: Bear Stearns Securities Corp., One Metro Tech Center North, Brooklyn, NY 11201 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund Cash Reserve Shares were as follows: GE Financial Trust Co., 2425 East Camelback Road, Phoenix, AZ 85016 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of T-Fund Administration Shares were as follows: First Virginia Bank, 6400 Arlington Boulevard/Plaza, Falls Church VA 22042 (100%).

         As of January 7, 2003, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of Treasury Trust Administration Shares were as follows: First Virginia Bank, 6400 Arlington Boulevard/Plaza, Falls Church VA 22042 (100%).

                                   APPENDIX A

Commercial Paper Ratings

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligors inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligors rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds and preferred stock are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds and preferred stock are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds and preferred stock possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds and preferred stock are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds and preferred stock are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds and preferred stock generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds and preferred stock are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds and preferred stock represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds and preferred stock are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

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         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Municipal Note Ratings

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

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